UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09223

Pioneer Series Trust XIV

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: September 30, 2023

Date of reporting period: October 1, 2022 through September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Strategic Income Fund
Annual Report  |  September 30, 2023

A: PSRAX	C: PSRCX	K: STRKX	R: STIRX	Y: STRYX

visit us: www.amundi.com/us

Pioneer Strategic Income Fund | Annual Report | 9/30/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Strategic Income Fund | Annual Report | 9/30/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Strategic Income Fund | Annual Report | 9/30/233

Portfolio Management Discussion  |  9/30/23
In the following interview, Andrew Feltus and Jonathan Scott discuss the factors that affected the performance of Pioneer Strategic Income Fund during the 12-month period ended September 30, 2023. Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Scott, a senior vice president, Deputy Director of Multi-Sector Fixed Income, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund, along with Brad Komenda, Managing Director, Director of Investment Grade Corporates, and a portfolio manager at Amundi US, and Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Amundi US.
Q	How did the Fund perform during the 12-month period ended September 30, 2023?
A	Pioneer Strategic Income Fund’s Class A shares returned 1.91% at net asset value during the 12-month period ended September 30, 2023, while the Fund’s benchmark, the Bloomberg US Universal Index (the Bloomberg Index), returned 1.61%. During the same period, the average return of the 355 mutual funds in Morningstar’s Multisector Bond Funds category was 4.95%.
Q	How would you describe the market environment for fixed-income investments during the 12-month period ended September 30, 2023?
A	The period opened in the wake of a series of aggressive Federal Reserve (Fed) interest-rate increases as the US central bank sought to counter rising levels of inflation, which had peaked at over 9% in June of 2022. The Fed’s determined stance had brought the target for its benchmark federal funds rate from 0.00% – 0.25% in March of 2022, to 3.00% – 3.25% entering October 2022. In addition, the US Treasury yield curve, which had moved notably higher in response to the Fed’s actions, became inverted as the market anticipated a recession. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. An inverted yield curve means that longer-term rates are lower than shorter-term rates.)
With inflation showing signs of modest easing at the start of the period at the end of September 2022, investors began to
4Pioneer Strategic Income Fund | Annual Report | 9/30/23

anticipate a pivot by the Fed to a more dovish policy stance on monetary policy after several months of interest-rate increases. That optimism led to strong returns for bonds in both October and November 2022, despite the Fed’s increase to the federal funds rate target range of another 75 basis points (bps) in November. (A basis point is equal to 1/100th of a percentage point.) In December, however, after a solid start to the fourth quarter, the market soon turned its attention to the potential recessionary effects of the higher interest-rate regime put in place by the Fed, which led riskier assets, including corporate bonds, to give back some of their gains from earlier in the quarter as the month progressed. In addition, the Fed implemented a more modest 50 bps increase to the federal funds rate target range at its December meeting, leaving the target range at 4.25% – 4.50% at the end of 2022, its highest level since the fall of 2007.
Entering 2023, riskier assets rallied again, amid renewed investor optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023 saw Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy. That, in turn, boosted performance for bonds in general. In addition, the reopening of China’s economy as the Chinese government unwound its “Zero-COVID” policy eased concerns about slowing global economic growth. Against that backdrop, areas of the market that had lagged during the 2022 sell-off (such as growth stocks and corporate bonds) outperformed. On February 1, the Fed increased the federal funds rate target again, but this time by a comparatively moderate 25 bps, bringing the target range to 4.50% – 4.75%.
In March, however, the failure of some regional US banks and the collapse of European lender Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate decreases in the federal funds rate target range by the Fed before the end of the calendar year. At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed that increase as an
Pioneer Strategic Income Fund | Annual Report | 9/30/235

indication that the Fed believed the financial system, overall, remained on solid footing.
With the unemployment rate hovering around record lows, in April the markets welcomed news of 2% first quarter gross domestic product (GDP) growth, driven by continued consumer strength. While high inflation and the strong labor market resulted in the Fed's signaling a higher terminal (ending) federal funds rate of 5.6%, markets were encouraged that the central bank was possibly nearing the end of its rate-hiking cycle. Corporate profits posted declines for both the first and second quarters of 2023, but investors embraced the very high percentage of earnings reports that came in above expectations.
The Fed increased the federal funds target range by 25 bps in early May, bringing the range to 5.00% ‒ 5.25%, before taking a pause at its June meeting. On July 26, 2023, the Fed once again raised the federal funds target range by 25 bps, then the Fed took another pause at its September meeting, leaving the range at 5.25% ‒ 5.50% as of period-end.
Most asset classes sold off in the third quarter of 2023, most notably in September, as US bond yields rose dramatically, driven by the Fed’s “higher for longer” monetary policy, coupled with the negative impact of higher Treasury issuance and increasing concerns about the US government’s budget deficit. In addition, weaker economic growth in China and Europe weighed on market sentiment. The yield on the 10-year Treasury ended September of 2023 at 4.58%, versus 3.83% 12 months earlier.
Given the rise in Treasury yields and softening in investor sentiment towards credit-sensitive securities seen late in the 12-month period, performance for the broad fixed-income markets was muted for the 12 months ended September 30, 2023, as reflected in the Bloomberg Index’s modest return of 1.61%. Interest-rate-sensitive Treasuries were the biggest laggards within the Fund’s benchmark, while high-yield corporate bonds led performance.
6Pioneer Strategic Income Fund | Annual Report | 9/30/23

Q	What factors affected the Fund’s performance relative to the benchmark Bloomberg Index during the 12-month period ended September 30, 2023?
A	As a multisector fixed-income strategy, the Fund seeks to deliver competitive returns while delivering volatility similar to its benchmark by investing across a diversified range of investment-grade and non-investment-grade global fixed-income asset classes. The investment strategy seeks to add value through both sector allocation and security selection, focusing on “spread” sectors that trade at a yield advantage relative to US Treasuries. These include sectors such as corporate bonds, agency mortgage-backed securities (MBS), securitized credit assets, and emerging markets debt that typically have offered higher risk-adjusted returns than Treasuries as well as greater security selection opportunities. Taking a dynamic approach to sector allocation, we may consider increasing the Fund’s risk profile when we feel markets are offering significant compensation for risk, and reduce risk when markets are offering less attractive value.
The Fund’s overall security selection results contributed positively to benchmark-relative returns for the 12-month period, while positioning with respect to interest rates detracted from relative performance.
Within the Fund’s allocation to investment-grade corporates, exposure to issuers within both the industrials and financials sectors benefited relative performance. Within industrials, a position in an airline manufacturer highlighted positive contributions, along with exposure to energy-related credits as oil prices rose over the course of the period. Holdings of a gold producer also performed well. The Fund’s positioning within financials benefited from a rally in European banks during the first quarter of 2023, as well as from holdings of an aircraft leasing firm. More broadly, a portfolio bias toward higher-quality securities within the Fund’s corporate exposures helped benchmark-relative performance.
Sector allocation results also contributed modestly to the Fund’s relative performance for the 12-month period. Specifically, a significant underweight to Treasuries and an overweight to non-agency MBS aided the Fund’s benchmark-relative results. In
Pioneer Strategic Income Fund | Annual Report | 9/30/237

addition, an approximately 4% portfolio exposure to insurance-linked securities (ILS) benefited the Fund’s relative returns, as did the portfolio’s non-US dollar (USD) exposures, most notably the portfolio’s allocations to the Polish zloty and the Korean won.
During a period in which the Fund outperformed its benchmark, the one key detractor from relative performance was the portfolio's positioning with respect to interest rates. Specifically, the Fund had an above-benchmark stance with respect to duration and corresponding interest-rate sensitivity. That positioning detracted from relative performance as Treasury yields rose. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
Q	Did the Fund have any investments in derivative securities during the 12-month period ended September 30, 2023?
A	Yes, the Fund did have investments in three types of derivatives: Treasury futures, index-based credit-default-swap contracts (CDX), and forward foreign currency contracts (“currency forwards”). We used Treasury futures to help manage portfolio duration. The use of futures had a negative impact on the Fund’s relative results. We used the CDX positions in an effort to manage the Fund’s exposure to credit-sensitive sectors; the CDX used for hedging purposes (short exposure) detracted from the Fund’s relative returns, while longer-exposure CDX helped the Fund’s relative performance. The Fund’s exposure to currency forwards was a technique used as part of our efforts to manage the risks associated with investing the portfolio in non-USD currencies. The tactic had a mixed impact on the Fund's benchmark-relative results, as long exposures helped performance while shorter exposures (hedges) detracted.
Q	Did the Fund’s distributions* (or yield) to shareholders change during the 12-month period ended September 30, 2023?
A	The Fund’s monthly distribution rate experienced a slight uptick over the 12-month period as interest rates continued to move higher.
*	Distributions are not guaranteed.
8Pioneer Strategic Income Fund | Annual Report | 9/30/23

Q	What is your investment outlook?
A	While recent economic data may show signs consistent with a domestic “soft landing,” in which growth slows but remains positive while inflation is brought under control, we are wary of extrapolating the current growth signals too far into the future. Consumer spending has been waning after a summer boost, business sentiment has been softening, and the still-tight US labor market has been cooling. In addition, higher interest rates and tighter lending conditions are just starting to take their toll on businesses. In a “higher for longer” interest-rate environment, businesses may encounter increasing difficulty with regard to carrying higher interest expenses and eventually rolling over maturing loans. We expect economic growth will slow in the coming quarters, and while it may take into early 2024 to know if the economy has a soft or hard landing, we continue to view the odds of a soft landing as relatively low.
The recent rise in yields has been rapid and significant. Since the Fed’s last rate increase on July 26, 10-year Treasury yields have moved from 3.86% to 4.58%. The rise in long-term Treasury rates is likely not due to higher expected inflation, in our view. Rather, it appears the bond market is currently discounting a “higher for forever” scenario, in which the Fed’s “neutral” rate has increased substantially.
We view longer-term interest rates as fundamentally attractive and well above fair value, but recognize that rates could move higher in the short term as investors reposition in response to recent volatility. In terms of sector exposures, agency MBS appear increasingly attractive to us, following recent spread widening (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) We remain relatively cautious with regard to the portfolio’s exposures to both corporate credit and securitized credit, with a higher-quality bias, given narrower-than-average spreads and elevated prospects for a slowing economy on the horizon.
Pioneer Strategic Income Fund | Annual Report | 9/30/239

Please refer to the Schedule of Investments on pages 21  - 95  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). Publication of most LIBOR settings has ceased on a representative basis. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined.
Investments in high-yield or lower rated securities are subject to greater-than average price volatility, illiquidity and possibility of default.
The market price of securities may fluctuate when interest rates change.When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.
The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed income securities. Mortgage-backed securities are also subject to prepayments.
10Pioneer Strategic Income Fund | Annual Report | 9/30/23

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Strategic Income Fund | Annual Report | 9/30/2311

Portfolio Summary  |  9/30/23
Portfolio Diversification

(As a percentage of total investments)*
+ Amount rounds to less than 0.1%.
10 Largest Holdings

(As a percentage of total investments)*
1.	U.S. Treasury Notes, 4.50%, 9/30/30	5.80%
2.	U.S. Treasury Bonds, 4.375%, 8/15/43	2.22
3.	U.S. Treasury Bills, 10/24/23	2.12
4.	U.S. Treasury Notes, 3.50%, 2/15/33	1.93
5.	U.S. Treasury Bonds, 2.25%, 2/15/52	1.20
6.	Wells Fargo & Co., 7.50%	1.06
7.	Federal National Mortgage Association, 6.00%, 10/1/53	0.81
8.	U.S. Treasury Inflation Indexed Bonds, 1.50%, 2/15/53	0.77
9.	Federal National Mortgage Association, 1.50%, 11/1/41	0.74
10.	Federal National Mortgage Association, 2.50%, 10/1/53 (TBA)	0.70

*	Excludes short-term investments, TBA Sale Commitments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12Pioneer Strategic Income Fund | Annual Report | 9/30/23

Prices and Distributions  |  9/30/23
Net Asset Value per Share
Class	9/30/23	9/30/22
A	$8.91	$9.05
C	$8.71	$8.85
K	$8.92	$9.07
R	$9.07	$9.21
Y	$8.91	$9.05

Distributions per Share: 10/1/22 - 9/30/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.3169	$—	$—
C	$0.2515	$—	$—
K	$0.3609	$—	$—
R	$0.2914	$—	$—
Y	$0.3509	$—	$—
Index Definitions
The Bloomberg U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14 - 18.
Pioneer Strategic Income Fund | Annual Report | 9/30/2313

Performance Update | 9/30/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Universal Index.
Average Annual Total Returns (As of September 30, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg U.S. Universal Index
10 Years	2.09%	1.62%	1.43%
5 Years	1.03	0.11	0.34
1 Year	1.91	-2.71	1.61
Expense Ratio (Per prospectus dated February 1, 2023)
Gross
1.03%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14Pioneer Strategic Income Fund | Annual Report | 9/30/23

Performance Update | 9/30/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.
Average Annual Total Returns (As of September 30, 2023)
Period	If Held	If Redeemed	Bloomberg U.S. Universal Index
10 Years	1.41%	1.41%	1.43%
5 Years	0.36	0.36	0.34
1 Year	1.21	0.23	1.61
Expense Ratio (Per prospectus dated February 1, 2023)
Gross
1.68%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Strategic Income Fund | Annual Report | 9/30/2315

Performance Update | 9/30/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.
Average Annual Total Returns (As of September 30, 2023)
Period	Net Asset Value (NAV)	Bloomberg U.S. Universal Index
10 Years	2.52%	1.43%
5 Years	1.46	0.34
1 Year	2.28	1.61
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
0.61%	0.59%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2025 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer Strategic Income Fund | Annual Report | 9/30/23

Performance Update | 9/30/23	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.
Average Annual Total Returns (As of September 30, 2023)
Period	Net Asset Value (NAV)	Bloomberg U.S. Universal Index
10 Years	1.75%	1.43%
5 Years	0.70	0.34
1 Year	1.60	1.61
Expense Ratio (Per prospectus dated February 1, 2023)
Gross
1.36%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Strategic Income Fund | Annual Report | 9/30/2317

Performance Update | 9/30/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.
Average Annual Total Returns (As of September 30, 2023)
Period	Net Asset Value (NAV)	Bloomberg U.S. Universal Index
10 Years	2.42%	1.43%
5 Years	1.37	0.34
1 Year	2.28	1.61
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
0.71%	0.69%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through February 1, 2025 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
18Pioneer Strategic Income Fund | Annual Report | 9/30/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund
Based on actual returns from April 1, 2023 through September 30, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 4/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 9/30/23	$974.40	$971.30	$976.70	$972.60	$977.30
Expenses Paid During Period*	$5.25	$8.40	$2.92	$6.68	$3.42

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06%, 1.70%, 0.59%, 1.35%, and 0.69% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reﬂect the one-half year period).
Pioneer Strategic Income Fund | Annual Report | 9/30/2319

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2023 through September 30, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 4/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 9/30/23	$1,019.75	$1,016.55	$1,022.11	$1,018.30	$1,021.61
Expenses Paid During Period*	$5.37	$8.59	$2.99	$6.83	$3.50

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06%, 1.70%, 0.59%, 1.35%, and 0.69% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reﬂect the one-half year period).
20Pioneer Strategic Income Fund | Annual Report | 9/30/23

Schedule of Investments  |  9/30/23
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 103.2%
	Senior Secured Floating Rate Loan Interests — 0.6% of Net Assets*(a)
	Chemicals-Diversified — 0.1%
1,891,200	LSF11 A5 HoldCo LLC, Term Loan, 8.931% (Term SOFR + 350 bps), 10/15/28	$ 1,846,284
	Total Chemicals-Diversified	$1,846,284

	Electric-Generation — 0.1%
2,545,000	Generation Bridge Northeast LLC, Term Loan B, 9.566% (Term SOFR + 425 bps), 8/22/29	$ 2,548,181
	Total Electric-Generation	$2,548,181

	Electronic Composition — 0.0%†
1,347,994	Energy Acquisition LP, First Lien Initial Term Loan, 9.772% (Term SOFR + 425 bps), 6/26/25	$ 1,337,674
	Total Electronic Composition	$1,337,674

	Finance-Special Purpose Banks — 0.0%†
1,258,784	Bank of Industry, Ltd., Facility, 11.67% (Term SOFR + 600 bps), 12/11/23	$ 1,261,459
	Total Finance-Special Purpose Banks	$1,261,459

	Medical-Wholesale Drug Distribution — 0.1%
3,150,225	Owens & Minor, Inc., Term B-1 Loan, 9.166% (Term SOFR + 375 bps), 3/29/29	$ 3,150,225
	Total Medical-Wholesale Drug Distribution	$3,150,225

	Metal Processors & Fabrication — 0.2%
5,710,434	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 9.53% (Term SOFR + 400 bps), 10/12/28	$ 5,674,744
1,012,883	WireCo WorldGroup, Inc., Initial Term Loan, 9.695% (Term SOFR + 425 bps), 11/13/28	1,013,516
	Total Metal Processors & Fabrication	$6,688,260

	Oil-Field Services — 0.0%†
299,535	ProFrac Holdings II LLC, Term Loan, 12.78% (Term SOFR + 725 bps), 3/4/25	$ 300,658
	Total Oil-Field Services	$300,658

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2321

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Recreational Centers — 0.1%
2,711,800	Fitness International LLC, Term B Loan, 8.769% (Term SOFR + 325 bps), 4/18/25	$ 2,700,785
	Total Recreational Centers	$2,700,785

	Total Senior Secured Floating Rate Loan Interests (Cost $19,728,306)	$19,833,526

Shares
	Common Stocks — 0.1% of Net Assets
	Automobile Components — 0.0%†
9,565,478(b)	Ascent CNR Corp., Class A	$ 956,548
	Total Automobile Components	$956,548

	Household Durables — 0.0%†
1,018,282(b)	Desarrolladora Homex SAB de CV	$ 701
	Total Household Durables	$701

	Oil, Gas & Consumable Fuels — 0.0%†
336(b)	Frontera Energy Corp.	$ 2,673
	Total Oil, Gas & Consumable Fuels	$2,673

	Paper & Forest Products — 0.0%†
162,828	Emerald Plantation Holdings, Ltd.	$ —
	Total Paper & Forest Products	$—

	Passenger Airlines — 0.1%
128,171(b) +	Grupo Aeromexico SAB de CV	$ 1,654,768
	Total Passenger Airlines	$1,654,768

	Total Common Stocks (Cost $2,712,800)	$2,614,690

Principal Amount USD ($)
	Asset Backed Securities — 8.6% of Net Assets
500,000	321 Henderson Receivables III LLC, Series 2008-1A, Class C, 9.36%, 1/15/48 (144A)	$ 487,720
500,000	321 Henderson Receivables III LLC, Series 2008-1A, Class D, 10.81%, 1/15/50 (144A)	494,477
The accompanying notes are an integral part of these financial statements.
22Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
4,000,000(a)	522 Funding CLO, Ltd., Series 2019-4A, Class E, 12.588% (3 Month Term SOFR + 726 bps), 4/20/30 (144A)	$ 3,608,132
4,750,000(a)	522 Funding CLO, Ltd., Series 2019-5A, Class ER, 12.068% (3 Month Term SOFR + 676 bps), 4/15/35 (144A)	4,239,907
3,500,000	A10 Bridge Asset Financing LLC, Series 2019-B, Class D, 4.523%, 8/15/40 (144A)	3,292,674
532,440	Accelerated Assets LLC, Series 2018-1, Class B, 4.51%, 12/2/33 (144A)	514,049
752,677	Accelerated Assets LLC, Series 2018-1, Class C, 6.65%, 12/2/33 (144A)	731,158
1,000,000	Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class E, 5.02%, 12/20/28 (144A)	889,437
1,413,000	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class E, 9.32%, 10/22/29 (144A)	1,350,830
5,250,000	Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class D, 7.48%, 7/22/30 (144A)	5,165,877
3,975,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class D, 7.647% (1 Month Term SOFR + 231 bps), 8/15/34 (144A)	3,713,624
5,400,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class E, 8.847% (1 Month Term SOFR + 351 bps), 11/15/36 (144A)	4,947,761
2,000,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-1A, Class D, 7.38%, 9/17/29 (144A)	1,835,869
1,054,000(c)	B2R Mortgage Trust, Series 2015-1, Class D, 4.831%, 5/15/48 (144A)	1,028,692
3,295,000(a)	Battalion CLO IX, Ltd., Series 2015-9A, Class ER, 11.82% (3 Month Term SOFR + 651 bps), 7/15/31 (144A)	2,686,357
1,600,000(a)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class D, 9.37% (3 Month Term SOFR + 406 bps), 1/15/33 (144A)	1,582,141
3,755,393	Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.446%, 7/15/46 (144A)	3,135,753
3,000,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class CR, 8.508% (3 Month Term SOFR + 320 bps), 4/15/35 (144A)	2,839,596
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2323

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
2,150,000	Cascade MH Asset Trust, Series 2021-MH1, Class B1, 4.573%, 2/25/46 (144A)	$ 1,618,814
4,000,000(c)	Cascade MH Asset Trust, Series 2021-MH1, Class B3, 7.711%, 2/25/46 (144A)	2,941,452
4,250,000(a)	Catskill Park CLO, Ltd., Series 2017-1A, Class D, 11.588% (3 Month Term SOFR + 626 bps), 4/20/29 (144A)	3,877,564
1,250,000(c)	CFMT LLC, Series 2021-HB5, Class M4, 5.683%, 2/25/31 (144A)	1,153,278
12,000,000(c)	CFMT LLC, Series 2021-HB7, Class M4, 5.072%, 10/27/31 (144A)	10,804,297
7,465,000	Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, 4.94%, 1/25/52 (144A)	4,939,129
2,500,000	Commercial Equipment Finance LLC, Series 2021-A, Class D, 6.49%, 12/17/29 (144A)	2,347,813
70,511	Commonbond Student Loan Trust, Series 2017-BGS, Class C, 4.44%, 9/25/42 (144A)	56,920
4,155,000	Continental Credit Card ABS LLC, Series 2019-1A, Class C, 6.16%, 8/15/26 (144A)	4,004,615
6,550,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class C, 9.33%, 10/15/30 (144A)	6,176,348
3,000,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class D, 12.42%, 10/15/30 (144A)	2,784,984
1,000,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%, 1/20/28 (144A)	970,269
2,300,000	DataBank Issuer, Series 2021-1A, Class C, 4.43%, 2/27/51 (144A)	1,821,836
854,906	Diamond Resorts Owner Trust, Series 2019-1A, Class C, 4.02%, 2/20/32 (144A)	854,443
6,000,000	ExteNet LLC, Series 2019-1A, Class C, 5.219%, 7/25/49 (144A)	5,690,677
9,460,000(c)	Finance of America HECM Buyout, Series 2022-HB1, Class M6, 9.317%, 2/25/32 (144A)	7,362,677
7,657,186(d)	Finance of America Structured Securities Trust, Series 2021-S2, Class A2, 1.75%, 9/25/71 (144A)	7,235,349
14,078,742(d)	Finance of America Structured Securities Trust, Series 2021-S3, Class A2, 2.25%, 12/28/26 (144A)	12,513,976
The accompanying notes are an integral part of these financial statements.
24Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
1,000,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C, 9.938% (3 Month Term SOFR + 461 bps), 1/20/33 (144A)	$ 948,673
3,000,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D, 13.288% (3 Month Term SOFR + 796 bps), 1/20/33 (144A)	2,617,443
5,500,000	Four Seas LP, Series 2017-1A, Class A2, 5.927%, 8/28/27 (144A)	5,024,868
7,543(c)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%, 3/17/31 (144A)	7,496
5,022,000(a)	Goldentree Loan Management US CLO 2, Ltd., Series 2017-2A, Class E, 10.288% (3 Month Term SOFR + 496 bps), 11/28/30 (144A)	4,706,653
4,250,000(a)	Goldentree Loan Management US CLO 6, Ltd., Series 2019-6A, Class DR, 8.426% (3 Month Term SOFR + 310 bps), 4/20/35 (144A)	4,029,705
1,250,000(a)	Gulf Stream Meridian 3, Ltd., Series 2021-IIIA, Class D, 12.32% (3 Month Term SOFR + 701 bps), 4/15/34 (144A)	1,167,575
10,000,000	Hertz Vehicle Financing III LP, Series 2021-2A, Class D, 4.34%, 12/27/27 (144A)	8,720,462
9,996,000	HOA Funding LLC - HOA, Series 2021-1A, Class A2, 4.723%, 8/20/51 (144A)	8,185,824
591,860	Home Partners of America Trust, Series 2019-1, Class F, 4.101%, 9/17/39 (144A)	513,723
2,220,000	HPEFS Equipment Trust, Series 2023-2A, Class D, 6.97%, 7/21/31 (144A)	2,223,406
3,175,000(a)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 13.071% (3 Month Term SOFR + 770 bps), 4/29/34 (144A)	2,472,017
2,250,000(a)	ICG US CLO, Ltd., Series 2021-1A, Class E, 11.90% (3 Month Term SOFR + 659 bps), 4/17/34 (144A)	1,929,951
352,320	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (144A)	348,115
3,070,000	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2, Class F, 4.393%, 12/26/28 (144A)	2,865,892
4,025,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 7.995% (1 Month Term SOFR + 266 bps), 10/16/36 (144A)	3,861,601
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2325

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
7,500,000(a)	MF1, Ltd., Series 2021-FL7, Class E, 8.245% (1 Month Term SOFR + 291 bps), 10/16/36 (144A)	$ 7,078,980
2,063,157	Mosaic Solar Loan Trust, Series 2019-2A, Class D, 6.18%, 9/20/40 (144A)	1,977,049
3,189,976	Mosaic Solar Loan Trust, Series 2021-1A, Class D, 3.71%, 12/20/46 (144A)	2,679,546
5,000,000(a)	Neuberger Berman CLO XVII, Ltd., Series 2014-17A, Class ER2, 12.807% (3 Month Term SOFR + 746 bps), 4/22/29 (144A)	4,623,570
4,500,000(a)	Newark BSL CLO 1, Ltd., Series 2016-1A, Class DR, 11.869% (3 Month Term SOFR + 651 bps), 12/21/29 (144A)	3,978,243
5,950,000	NMEF Funding LLC, Series 2022-B, Class C, 8.54%, 6/15/29 (144A)	5,919,307
1,119,000	Octane Receivables Trust, Series 2020-1A, Class D, 5.45%, 3/20/28 (144A)	1,097,176
1,456,780	Orange Lake Timeshare Trust, Series 2019-A, Class D, 4.93%, 4/9/38 (144A)	1,366,105
1,900,000(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A, Class C, 7.908% (3 Month Term SOFR + 260 bps), 4/15/30 (144A)	1,825,338
6,400,000	PEAR LLC, Series 2021-1, Class B, 0.000%, 1/15/34 (144A)	4,482,816
4,300,000	PG Receivables Finance, Series 2020-1, Class C, 5.44%, 7/20/25 (144A)	4,294,625
745,000	Post Road Equipment Finance, Series 2021-1A, Class E, 4.36%, 3/15/29 (144A)	735,796
5,000,000(a)	Race Point VIII CLO, Ltd., Series 2013-8A, Class DR2, 9.141% (3 Month Term SOFR + 376 bps), 2/20/30 (144A)	4,847,620
9,600,000	Republic Finance Issuance Trust, Series 2021-A, Class D, 5.23%, 12/22/31 (144A)	7,965,501
3,000,000(c)	RMF Buyout Issuance Trust, Series 2021-HB1, Class M4, 4.704%, 11/25/31 (144A)	2,510,101
6,000,000(c)	RMF Buyout Issuance Trust, Series 2021-HB1, Class M5, 6.00%, 11/25/31 (144A)	4,841,101
3,750,000(c)	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5, 4.50%, 4/25/32 (144A)	417,187
1,500,000	Rosy Blue Carat SCS, Series 2018-1, Class A1R, 8.481%, 3/15/30 (144A)	1,509,000
The accompanying notes are an integral part of these financial statements.
26Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
9,550,000	Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class F, 11.91%, 8/16/32 (144A)	$ 9,606,838
937,798	Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class D, 4.75%, 1/20/36 (144A)	905,687
846,357	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class D, 6.59%, 7/20/37 (144A)	810,019
3,500,000(a)	Signal Peak CLO 2 LLC, Series 2015-1A, Class DR2, 8.438% (3 Month Term SOFR + 311 bps), 4/20/29 (144A)	3,379,379
4,750,000(a)	Sound Point CLO XXI, Ltd., Series 2018-3A, Class C, 8.912% (3 Month Term SOFR + 356 bps), 10/26/31 (144A)	4,268,521
3,000,000(a)	Sound Point CLO XXVIII, Ltd., Series 2020-3A, Class E, 12.513% (3 Month Term SOFR + 716 bps), 1/25/32 (144A)	2,661,690
5,000,000(c)	Towd Point HE Trust, Series 2021-HE1, Class M2, 2.50%, 2/25/63 (144A)	4,347,983
2,750,000	Tricolor Auto Securitization Trust, Series 2021-1A, Class F, 5.08%, 5/15/28 (144A)	2,663,025
4,250,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.73%, 11/17/39 (144A)	3,589,461
1,000,000	Upstart Securitization Trust, Series 2021-1, Class C, 4.06%, 3/20/31 (144A)	971,210
1,294,000	VFI ABS LLC, Series 2022-1A, Class D, 6.68%, 11/26/29 (144A)	1,216,611
736,375	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%, 3/20/34 (144A)	727,384
2,650,249	Westgate Resorts LLC, Series 2022-1A, Class C, 2.488%, 8/20/36 (144A)	2,489,389
1,673,841	Westgate Resorts LLC, Series 2022-1A, Class D, 3.838%, 8/20/36 (144A)	1,555,652
4,000,000(a)	Whitebox CLO II, Ltd., Series 2020-2A, Class ER, 12.707% (3 Month Term SOFR + 736 bps), 10/24/34 (144A)	3,833,204
	Total Asset Backed Securities (Cost $305,374,886)	$274,497,013

	Collateralized Mortgage Obligations—11.9% of Net Assets
5,970,020(c)	Bayview MSR Opportunity Master Fund Trust, Series 2021-2, Class A8, 2.50%, 6/25/51 (144A)	$ 3,566,605
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2327

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
2,120,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class B1, 9.434% (1 Month USD LIBOR + 400 bps), 3/25/29 (144A)	$ 2,144,604
2,610,806(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 8.134% (1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	2,628,649
840,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class B1, 11.784% (SOFR30A + 646 bps), 10/25/30 (144A)	881,404
1,450,000(a)	Bellemeade Re, Ltd., Series 2020-4A, Class B1, 10.434% (1 Month USD LIBOR + 500 bps), 6/25/30 (144A)	1,479,697
8,062,000(c)	BINOM Securitization Trust, Series 2022-RPL1, Class M3, 3.00%, 2/25/61 (144A)	4,940,533
3,133,312(c)	Brean Asset Backed Securities Trust, Series 2021-RM1, Class A, 1.40%, 10/25/63 (144A)	2,608,984
2,588,481	Brean Asset Backed Securities Trust, Series 2021-RM2, Class M1, 1.75%, 10/25/61 (144A)	2,066,533
3,376,042(c)	Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 6/25/69 (144A)	2,933,148
2,577,810(c)	CIM Trust, Series 2021-J2, Class B2, 2.671%, 4/25/51 (144A)	1,841,000
3,060,002(c)	CIM Trust, Series 2021-J2, Class B3, 2.671%, 4/25/51 (144A)	2,066,153
5,264,850(c)	Citigroup Mortgage Loan Trust, Series 2018-RP3, Class B2, 3.25%, 3/25/61 (144A)	3,381,546
8,629,509(c)	Citigroup Mortgage Loan Trust, Series 2021-INV2, Class B1W, 2.989%, 5/25/51 (144A)	6,433,569
2,029,190(c)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1, Class B2, 3.188%, 9/25/64 (144A)	1,346,356
2,670,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 1M2, 9.079% (SOFR30A + 376 bps), 2/25/40 (144A)	2,779,896
4,940,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, 9.079% (SOFR30A + 376 bps), 2/25/40 (144A)	5,148,359
16,450,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02, Class 2B1, 9.815% (SOFR30A + 450 bps), 1/25/42 (144A)	16,820,125
The accompanying notes are an integral part of these financial statements.
28Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
503,617(c)	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-17, Class B1, 5.50%, 6/25/33	$ 5
2,638,958(c)	CSMC, Series 2021-RPL2, Class M3, 3.591%, 1/25/60 (144A)	1,642,269
8,240,000(a)(e)	Eagle Re, Ltd., Series 2023-1, Class M1B, 9.265% (SOFR30A + 395 bps), 9/26/33 (144A)	8,240,000
8,469,085(a)(f)	Federal Home Loan Mortgage Corp. REMICs, Series 4087, Class SB, 0.602% (SOFR30A + 592 bps), 7/15/42	611,169
4,623,860(a)(f)	Federal Home Loan Mortgage Corp. REMICs, Series 4091, Class SH, 1.122% (SOFR30A + 644 bps), 8/15/42	445,178
2,194,433(f)	Federal Home Loan Mortgage Corp. REMICs, Series 4999, Class QI, 4.00%, 5/25/50	413,552
2,684,059(f)	Federal Home Loan Mortgage Corp. REMICs, Series 5067, Class GI, 4.00%, 12/25/50	520,366
115,996	Federal National Mortgage Association REMICs, Series 2009-36, Class HX, 4.50%, 6/25/29	113,939
2,404,043(a)(f)	Federal National Mortgage Association REMICs, Series 2012-14, Class SP, 1.121% (SOFR30A + 644 bps), 8/25/41	147,151
1,837,230(a)(f)	Federal National Mortgage Association REMICs, Series 2018-43, Class SM, 0.771% (SOFR30A + 609 bps), 6/25/48	142,277
2,121,369(a)(f)	Federal National Mortgage Association REMICs, Series 2019-33, Class S, 0.621% (SOFR30A + 594 bps), 7/25/49	106,519
1,743,647(a)(f)	Federal National Mortgage Association REMICs, Series 2019-41, Class PS, 0.621% (SOFR30A + 594 bps), 8/25/49	152,902
1,684,963(a)(f)	Federal National Mortgage Association REMICs, Series 2019-41, Class SM, 0.621% (SOFR30A + 594 bps), 8/25/49	147,987
1,915,387(f)	Federal National Mortgage Association REMICs, Series 2020-83, Class EI, 4.00%, 11/25/50	389,760
217,117,325(c)(f)	Flagstar Mortgage Trust, Series 2021-4, Class AX1, 0.205%, 6/1/51 (144A)	2,207,758
5,655,111(c)	Flagstar Mortgage Trust, Series 2021-7, Class B3, 2.929%, 8/25/51 (144A)	3,615,483
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2329

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
3,585,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA5, Class B1, 10.115% (SOFR30A + 480 bps), 10/25/50 (144A)	$ 3,898,493
2,910,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B1, 8.315% (SOFR30A + 300 bps), 12/25/50 (144A)	2,860,908
2,630,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B2, 10.965% (SOFR30A + 565 bps), 12/25/50 (144A)	2,712,187
1,060,842(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA2, Class M2, 8.529% (SOFR30A + 321 bps), 3/25/50 (144A)	1,094,059
2,670,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA3, Class B2, 15.429% (SOFR30A + 1,011 bps), 7/25/50 (144A)	3,330,147
2,869,170(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA4, Class B1, 10.679% (SOFR30A + 536 bps), 9/25/50 (144A)	3,096,528
2,340,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA4, Class B1, 9.065% (SOFR30A + 375 bps), 12/25/41 (144A)	2,323,930
9,485,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class B1, 10.065% (SOFR30A + 475 bps), 2/25/42 (144A)	9,591,706
5,510,000(a)	Freddie Mac STACR Trust, Series 2019-HRP1, Class B1, 9.479% (SOFR30A + 416 bps), 2/25/49 (144A)	5,647,727
4,110,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1, 9.315% (SOFR30A + 400 bps), 11/25/50 (144A)	4,349,009
6,250,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B2, 12.715% (SOFR30A + 740 bps), 11/25/50 (144A)	6,861,025
171,915	Global Mortgage Securitization, Ltd., Series 2004-A, Class B2, 5.25%, 11/25/32 (144A)	2
1,090,569	Government National Mortgage Association, Series 2009-83, Class EB, 4.50%, 9/20/39	1,051,912
35,181	Government National Mortgage Association, Series 2012-130, Class PA, 3.00%, 4/20/41	34,982
1,957,466(a)(f)	Government National Mortgage Association, Series 2019-103, Class SB, 0.611% (1 Month Term SOFR + 594 bps), 8/20/49	139,035
The accompanying notes are an integral part of these financial statements.
30Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
9,815,138(f)	Government National Mortgage Association, Series 2019-110, Class PI, 3.50%, 9/20/49	$ 1,677,675
16,291,209(a)(f)	Government National Mortgage Association, Series 2019-117, Class SB, 0.000% (1 Month Term SOFR + 331 bps), 9/20/49	104,852
23,424,396(f)	Government National Mortgage Association, Series 2019-128, Class IB, 3.50%, 10/20/49	3,720,628
23,415,442(f)	Government National Mortgage Association, Series 2019-128, Class ID, 3.50%, 10/20/49	2,961,360
10,755,248(f)	Government National Mortgage Association, Series 2019-159, Class CI, 3.50%, 12/20/49	1,886,955
1,896,162(f)	Government National Mortgage Association, Series 2020-15, Class IM, 3.50%, 2/20/50	309,359
4,599,475(f)	Government National Mortgage Association, Series 2020-7, Class CI, 3.50%, 1/20/50	1,004,377
13,609,573(a)(f)	Government National Mortgage Association, Series 2020-9, Class SA, 3.35% (1 Month Term SOFR + 324 bps), 1/20/50	131,411
2,454,122(c)	GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ3, Class B4, 3.961%, 3/25/50 (144A)	1,911,235
1,490,000(c)	GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ3, Class B5, 3.961%, 3/25/50 (144A)	773,508
4,900,000(c)	GS Mortgage-Backed Securities Corp. Trust, Series 2021-RPL1, Class B1, 2.75%, 12/25/60 (144A)	3,464,402
9,640,000(c)	GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ4, Class A33, 3.00%, 9/25/52 (144A)	6,205,584
2,516,806(c)	GS Mortgage-Backed Securities Trust, Series 2021-PJ9, Class B3, 2.934%, 2/26/52 (144A)	1,724,004
2,865,150(c)	GS Mortgage-Backed Securities Trust, Series 2022-MM1, Class B3, 2.819%, 7/25/52 (144A)	1,985,522
4,595,055(c)	GS Mortgage-Backed Securities Trust, Series 2022-PJ1, Class B3, 2.834%, 5/28/52 (144A)	3,031,270
1,220,000(a)	Home Re, Ltd., Series 2020-1, Class B1, 12.434% (1 Month USD LIBOR + 700 bps), 10/25/30 (144A)	1,242,523
1,477,634(a)	Home Re, Ltd., Series 2020-1, Class M2, 10.684% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	1,492,291
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2331

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
75,550,279(c)(f)	Hundred Acre Wood Trust, Series 2021-INV1, Class AX1, 0.226%, 7/25/51 (144A)	$ 815,595
2,562,912(c)	Hundred Acre Wood Trust, Series 2021-INV1, Class B2, 3.226%, 7/25/51 (144A)	1,962,418
4,350,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class B2, 4.304%, 9/25/56 (144A)	2,652,235
931,000(c)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class B5, 6.644%, 4/25/46 (144A)	715,480
138,283,280(c)(f)	JP Morgan Mortgage Trust, Series 2021-10, Class AX1, 0.121%, 12/25/51 (144A)	808,197
2,000,000(c)	JP Morgan Mortgage Trust, Series 2021-3, Class A5, 2.50%, 7/25/51 (144A)	1,237,611
6,414,101(c)	JP Morgan Mortgage Trust, Series 2021-7, Class B3, 2.803%, 11/25/51 (144A)	4,184,153
122,556,932(c)(f)	JP Morgan Mortgage Trust, Series 2021-8, Class AX1, 0.121%, 12/25/51 (144A)	669,847
8,227,822(c)	JP Morgan Mortgage Trust, Series 2021-8, Class B3, 2.846%, 12/25/51 (144A)	5,378,773
1,977,893(c)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B3, 2.98%, 10/25/51 (144A)	1,296,109
1,682,530(c)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B4, 2.98%, 10/25/51 (144A)	898,225
3,999,452(c)	JP Morgan Mortgage Trust, Series 2021-INV4, Class B2, 3.214%, 1/25/52 (144A)	2,896,685
4,213,708(c)	JP Morgan Mortgage Trust, Series 2021-INV4, Class B3, 3.214%, 1/25/52 (144A)	2,841,328
4,592,765(c)	JP Morgan Mortgage Trust, Series 2022-3, Class B3, 3.113%, 8/25/52 (144A)	3,189,428
5,650,000(c)	JP Morgan Mortgage Trust, Series 2022-4, Class A5, 3.00%, 10/25/52 (144A)	3,629,231
5,468,285(c)	JP Morgan Mortgage Trust, Series 2022-4, Class B3, 3.259%, 10/25/52 (144A)	3,630,235
5,846,524(c)	JP Morgan Mortgage Trust, Series 2022-5, Class B3, 2.958%, 9/25/52 (144A)	3,745,080
8,483,294(c)	JP Morgan Mortgage Trust, Series 2022-INV1, Class B3, 3.295%, 3/25/52 (144A)	5,684,822
5,375,197(a)	JPMorgan Chase Bank N.A. - CHASE, Series 2020-CL1, Class M3, 8.784% (1 Month Term SOFR + 346 bps), 10/25/57 (144A)	5,399,997
2,213,437(a)	JPMorgan Chase Bank N.A. - JPMWM, Series 2021-CL1, Class M3, 7.115% (SOFR30A + 180 bps), 3/25/51 (144A)	2,041,659
The accompanying notes are an integral part of these financial statements.
32Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
1,964,036(a)	JPMorgan Chase Bank N.A. - JPMWM, Series 2021-CL1, Class M4, 8.065% (SOFR30A + 275 bps), 3/25/51 (144A)	$ 1,771,370
1,023,657	La Hipotecaria El Salvadorian Mortgage Trust, Series 2016-1A, Class A, 3.358%, 1/15/46 (144A)	921,291
1,936,994	La Hipotecaria Mortgage Trust, Series 2019-2A, Class BBB, 4.75%, 9/29/46 (144A)	1,762,664
267,520(a)	La Hipotecaria Panamanian Mortgage Trust, Series 2010-1GA, Class A, 2.75% (Panamanian Mortgage Reference Rate - 300 bps), 9/8/39 (144A)	254,144
6,302,403	La Hipotecaria Panamanian Mortgage Trust, Series 2021-1, Class GA, 4.35%, 7/13/52 (144A)	5,648,529
3,051,718(c)	Mello Mortgage Capital Acceptance, Series 2021-MTG1, Class B2, 2.646%, 4/25/51 (144A)	2,078,778
3,955,678(c)	Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B2, 2.669%, 6/25/51 (144A)	2,700,312
7,999,051(c)	Mello Mortgage Capital Acceptance, Series 2022-INV2, Class B3, 3.53%, 4/25/52 (144A)	5,480,922
4,256,642(c)	MFA Trust, Series 2021-AEI2, Class B3, 3.285%, 10/25/51 (144A)	2,970,296
7,172,000(c)	MFA Trust, Series 2021-RPL1, Class M2, 2.855%, 7/25/60 (144A)	5,262,000
2,942,107(c)	Mill City Mortgage Loan Trust, Series 2017-3, Class B2, 3.25%, 1/25/61 (144A)	2,172,796
6,145,000(c)	Mill City Mortgage Loan Trust, Series 2019-GS1, Class M3, 3.25%, 7/25/59 (144A)	4,669,300
1,324,090(c)	Morgan Stanley Residential Mortgage Loan Trust, Series 2021-1, Class B3, 2.949%, 3/25/51 (144A)	914,334
6,134,321(c)	Morgan Stanley Residential Mortgage Loan Trust, Series 2021-2, Class B2, 2.898%, 5/25/51 (144A)	4,316,125
8,152,672(a)	New Residential Mortgage Loan Trust, Series 2020-2A, Class B4A, 6.43% (1 Month USD LIBOR + 250 bps), 10/25/46 (144A)	7,757,121
13,903,950(c)	New Residential Mortgage Loan Trust, Series 2020-RPL1, Class B1, 3.881%, 11/25/59 (144A)	10,151,716
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2333

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
3,500,000	NYMT Loan Trust, Series 2022-CP1, Class M2, 3.514%, 7/25/61 (144A)	$ 2,643,124
1,748,758(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 10.679% (SOFR30A + 536 bps), 10/25/30 (144A)	1,780,871
2,680,710(c)	Oceanview Mortgage Trust, Series 2021-1, Class B2, 2.721%, 5/25/51 (144A)	1,918,156
3,069,432(c)	Oceanview Mortgage Trust, Series 2021-1, Class B3A, 3.242%, 6/25/51 (144A)	2,162,879
2,477,974(c)	Oceanview Mortgage Trust, Series 2021-3, Class B3, 2.713%, 6/25/51 (144A)	1,178,095
1,875,279(c)	PRMI Securitization Trust, Series 2021-1, Class B2, 2.479%, 4/25/51 (144A)	1,263,634
3,576,156(c)	PRMI Securitization Trust, Series 2021-1, Class B3, 2.479%, 4/25/51 (144A)	2,263,887
2,799,960(c)	Provident Funding Mortgage Trust, Series 2021-1, Class B1, 2.384%, 4/25/51 (144A)	2,050,412
2,717,328(c)	Provident Funding Mortgage Trust, Series 2021-2, Class B2, 2.352%, 4/25/51 (144A)	1,861,242
2,776,757(c)	Provident Funding Mortgage Trust, Series 2021-INV1, Class B3, 2.782%, 8/25/51 (144A)	1,934,430
2,303,829(c)	Provident Funding Mortgage Trust, Series 2021-J1, Class B2, 2.637%, 10/25/51 (144A)	1,667,775
3,378,636(c)	Provident Funding Mortgage Trust, Series 2021-J1, Class B3, 2.637%, 10/25/51 (144A)	2,315,397
1,460,000(a)	Radnor Re, Ltd., Series 2021-2, Class M2, 10.315% (SOFR30A + 500 bps), 11/25/31 (144A)	1,510,691
3,345,892(c)	Rate Mortgage Trust, Series 2021-HB1, Class B2, 2.703%, 12/25/51 (144A)	2,296,210
1,829,725(c)	Rate Mortgage Trust, Series 2021-HB1, Class B3, 2.703%, 12/25/51 (144A)	1,167,078
4,236,099(c)	Rate Mortgage Trust, Series 2021-J1, Class B2, 2.707%, 7/25/51 (144A)	3,047,738
1,732,010(c)	Rate Mortgage Trust, Series 2021-J1, Class B3, 2.707%, 7/25/51 (144A)	1,049,713
2,231,134(c)	Rate Mortgage Trust, Series 2021-J3, Class B3, 2.713%, 10/25/51 (144A)	1,503,324
1,723,000(c)	Rate Mortgage Trust, Series 2021-J4, Class B4, 2.634%, 11/25/51 (144A)	585,291
The accompanying notes are an integral part of these financial statements.
34Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
3,937,372(c)	Rate Mortgage Trust, Series 2022-J1, Class B3, 2.751%, 1/25/52 (144A)	$ 2,656,275
1,971,279(c)	RCKT Mortgage Trust, Series 2021-2, Class B3, 2.563%, 6/25/51 (144A)	1,372,336
10,150,000(c)	RCKT Mortgage Trust, Series 2022-3, Class A17, 3.00%, 5/25/52 (144A)	6,392,630
2,436,205(c)	RCKT Mortgage Trust, Series 2022-3, Class B3, 3.188%, 5/25/52 (144A)	1,663,490
3,038,892(c)	Sequoia Mortgage Trust, Series 2021-1, Class B3, 2.66%, 3/25/51 (144A)	2,098,385
1,141,883(c)	Sequoia Mortgage Trust, Series 2021-2, Class B4, 2.552%, 4/25/51 (144A)	511,214
1,171,204(c)	Sequoia Mortgage Trust, Series 2021-3, Class B4, 2.65%, 5/25/51 (144A)	533,593
2,381,575(c)	Sequoia Mortgage Trust, Series 2021-4, Class B4, 2.666%, 6/25/51 (144A)	1,088,622
1,494,270(c)	Sequoia Mortgage Trust, Series 2021-5, Class B4, 3.05%, 7/25/51 (144A)	728,236
1,783,000(c)	Sequoia Mortgage Trust, Series 2021-9, Class B4, 2.86%, 1/25/52 (144A)	652,117
4,100,000(c)	Sequoia Mortgage Trust, Series 2022-1, Class A7, 2.50%, 2/25/52 (144A)	2,419,126
2,743,712(c)	Sequoia Mortgage Trust, Series 2022-1, Class B4, 2.946%, 2/25/52 (144A)	1,051,868
4,550,000(a)	STACR Trust, Series 2018-HRP2, Class B1, 9.629% (SOFR30A + 431 bps), 2/25/47 (144A)	4,834,303
5,000,000(c)	Towd Point Mortgage Trust, Series 2017-1, Class B3, 3.84%, 10/25/56 (144A)	3,671,449
6,374,998(c)	Towd Point Mortgage Trust, Series 2017-3, Class B3, 3.897%, 7/25/57 (144A)	4,869,800
5,639,000(a)	Towd Point Mortgage Trust, Series 2019-HY1, Class B2, 7.584% (1 Month Term SOFR + 226 bps), 10/25/48 (144A)	5,307,916
9,185,805(c)	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918%, 11/30/60 (144A)	7,470,696
1,830,000(a)	Triangle Re, Ltd., Series 2021-1, Class B1, 9.934% (1 Month USD LIBOR + 450 bps), 8/25/33 (144A)	1,846,847
5,605,651(a)	Triangle Re, Ltd., Series 2021-1, Class M2, 9.334% (1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	5,632,862
3,440,510(c)	UWM Mortgage Trust, Series 2021-INV4, Class B2, 3.227%, 12/25/51 (144A)	2,536,215
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2335

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
800,000(c)	Visio Trust, Series 2019-2, Class B1, 3.91%, 11/25/54 (144A)	$ 541,482
2,250,000(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A5, 3.00%, 12/25/51 (144A)	1,442,482
8,970,000(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A6, 2.50%, 12/25/51 (144A)	5,271,168
8,364,523(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-INV1, Class B3, 3.437%, 3/25/52 (144A)	5,691,606
	Total Collateralized Mortgage Obligations (Cost $495,444,444)	$379,575,553

	Commercial Mortgage-Backed Securities—6.0% of Net Assets
5,800,000(a)	Alen Mortgage Trust, Series 2021-ACEN, Class E, 9.447% (1 Month Term SOFR + 411 bps), 4/15/34 (144A)	$ 2,991,512
3,600,000(a)	AREIT Trust, Series 2022-CRE6, Class D, 8.163% (SOFR30A + 285 bps), 1/20/37 (144A)	3,379,563
5,158,815(d)(f)	Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0.000%, 7/25/37 (144A)	—
1,500,000(a)	BDS, Ltd., Series 2020-FL5, Class C, 7.495% (1 Month Term SOFR + 216 bps), 2/16/37 (144A)	1,456,377
2,025,000(c)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.391%, 9/15/48 (144A)	1,096,917
1,895,412(a)	BSREP Commercial Mortgage Trust, Series 2021-DC, Class G, 9.297% (1 Month Term SOFR + 396 bps), 8/15/38 (144A)	1,262,435
9,000,000(a)	BX Trust, Series 2021-ARIA, Class E, 7.691% (1 Month Term SOFR + 236 bps), 10/15/36 (144A)	8,542,479
781,417(a)	Capital Funding Mortgage Trust, Series 2020-9, Class A, 8.58% (1 Month Term SOFR + 325 bps), 11/15/23 (144A)	738,147
4,425,000(a)	Capital Funding Mortgage Trust, Series 2021-19, Class B, 20.54% (1 Month Term SOFR + 1,521 bps), 11/6/23 (144A)	4,320,048
The accompanying notes are an integral part of these financial statements.
36Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
1,500,000(a)	CGDB Commercial Mortgage Trust, Series 2019-MOB, Class F, 7.997% (1 Month Term SOFR + 266 bps), 11/15/36 (144A)	$ 1,385,040
2,470,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 8.164% (1 Month Term SOFR + 284 bps), 11/15/38 (144A)	2,218,100
148,421,147(c)(f)	COMM Mortgage Trust, Series 2014-CR19, Class XA, 1.08%, 8/10/47	813,289
2,485,000(c)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48	2,128,041
7,650,000(c)	COMM Mortgage Trust, Series 2020-CBM, Class E, 3.754%, 2/10/37 (144A)	6,977,648
3,912,000(c)	COMM Mortgage Trust, Series 2020-CBM, Class F, 3.754%, 2/10/37 (144A)	3,494,859
3,750,000	COMM Mortgage Trust, Series 2020-CX, Class A, 2.173%, 11/10/46 (144A)	2,856,222
4,083,017(c)	CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.392%, 4/15/50	3,002,808
2,680,000(c)	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.708%, 11/15/48	2,159,055
1,455,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class B1, 13.065% (SOFR30A + 775 bps), 1/25/51 (144A)	1,443,650
2,750,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class M2, 9.065% (SOFR30A + 375 bps), 1/25/51 (144A)	2,646,279
6,000,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 9.315% (SOFR30A + 400 bps), 11/25/51 (144A)	5,693,849
4,500,000(c)	FREMF Mortgage Trust, Series 2017-KW02, Class B, 3.924%, 12/25/26 (144A)	4,078,101
2,800,000(c)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.216%, 7/25/27 (144A)	2,534,888
2,300,000(c)	FREMF Mortgage Trust, Series 2018-K154, Class B, 4.162%, 11/25/32 (144A)	1,810,108
1,875,000(c)	FREMF Mortgage Trust, Series 2018-K157, Class B, 4.446%, 8/25/33 (144A)	1,549,763
3,534,000(c)	FREMF Mortgage Trust, Series 2018-KBX1, Class B, 3.693%, 1/25/26 (144A)	2,996,868
6,364,000(c)	FREMF Mortgage Trust, Series 2018-KHG1, Class B, 3.947%, 12/25/27 (144A)	5,614,013
1,419,704(a)	FREMF Mortgage Trust, Series 2018-KSW4, Class C, 10.426% (SOFR30A + 511 bps), 10/25/28	1,280,530
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2337

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
975,000(c)	FREMF Mortgage Trust, Series 2018-KW07, Class B, 4.223%, 10/25/31 (144A)	$ 795,695
5,680,025(c)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.60%, 10/25/27 (144A)	5,155,400
8,500,000(a)	FREMF Mortgage Trust, Series 2019-KS12, Class C, 12.326% (SOFR30A + 701 bps), 8/25/29	8,112,578
1,184,034(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 11.676% (SOFR30A + 636 bps), 1/25/27 (144A)	1,141,241
1,491,043(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 14.426% (SOFR30A + 911 bps), 7/25/30 (144A)	1,404,663
5,000,000(g)	FREMF Mortgage Trust, Series 2021-K131, Class D, 0.000%, 9/25/54 (144A)	2,280,145
81,461,927(f)	FREMF Mortgage Trust, Series 2021-K131, Class X2A, 0.10%, 9/25/54 (144A)	468,887
18,374,996(f)	FREMF Mortgage Trust, Series 2021-K131, Class X2B, 0.10%, 9/25/54 (144A)	93,150
10,000,000(g)	FREMF Mortgage Trust, Series 2021-KG05, Class C, 0.000%, 1/25/31 (144A)	5,046,617
123,332,856(f)	FREMF Mortgage Trust, Series 2021-KG05, Class X2A, 0.10%, 1/25/31 (144A)	638,235
10,000,000(f)	FREMF Mortgage Trust, Series 2021-KG05, Class X2B, 0.10%, 1/25/31 (144A)	48,327
22,580,904(c)(f)	FRESB Mortgage Trust, Series 2020-SB79, Class X1, 1.192%, 7/25/40	771,840
6,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class E, 7.954% (1 Month Term SOFR + 261 bps), 12/15/36 (144A)	5,683,458
2,200,000(a)	GS Mortgage Securities Corp. Trust, Series 2021-IP, Class E, 8.997% (1 Month Term SOFR + 366 bps), 10/15/36 (144A)	1,985,895
750,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class E, 7.54% (1 Month Term SOFR + 221 bps), 7/15/36 (144A)	720,808
11,650,000(c)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP, Class F, 3.99%, 12/5/38 (144A)	6,435,805
5,600,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	4,929,032
The accompanying notes are an integral part of these financial statements.
38Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
7,603,509(a)	Med Trust, Series 2021-MDLN, Class F, 9.446% (1 Month Term SOFR + 411 bps), 11/15/38 (144A)	$ 7,219,428
1,250,000(c)	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class C, 4.468%, 5/15/48	1,061,138
3,530,000(c)	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class D, 3.237%, 12/15/47 (144A)	2,342,504
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class D, 3.356%, 5/15/50 (144A)	1,355,744
3,350,000	Morgan Stanley Capital I Trust, Series 2014-150E, Class AS, 4.012%, 9/9/32 (144A)	2,143,999
1,550,000	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.00%, 3/15/49 (144A)	1,105,180
10,995,060(a)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 8.679% (SOFR30A + 336 bps), 10/25/49 (144A)	10,709,816
1,030,000(c)	Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class D, 4.544%, 8/15/36 (144A)	655,113
3,190,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	1,815,110
7,050,000(c)	RBS Commercial Funding, Inc. Trust, Series 2013-SMV, Class E, 3.704%, 3/11/31 (144A)	5,165,442
5,600,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 8.384% (1 Month Term SOFR + 306 bps), 11/25/36 (144A)	5,264,563
2,659,000(c)	Ready Capital Mortgage Trust, Series 2019-5, Class C, 5.054%, 2/25/52 (144A)	2,440,847
5,400,000(c)	Ready Capital Mortgage Trust, Series 2019-5, Class E, 5.337%, 2/25/52 (144A)	3,955,958
2,443,000(c)	ReadyCap Commercial Mortgage Trust, Series 2019-6, Class C, 4.127%, 10/25/52 (144A)	1,966,242
8,350,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%, 7/15/41 (144A)	5,768,262
8,000,000	SLG Office Trust, Series 2021-OVA, Class F, 2.851%, 7/15/41 (144A)	5,349,613
1,500,000(c)	Soho Trust, Series 2021-SOHO, Class A, 2.786%, 8/10/38 (144A)	1,028,498
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2339

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
8,045,000(a)	Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class B, 8.264% (1 Month Term SOFR + 293 bps), 5/15/37 (144A)	$ 7,850,675
67,584,000(c)(f)	UBS Commercial Mortgage Trust, Series 2018-C9, Class XB, 0.49%, 3/15/51	1,011,408
1,101,621(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 8.70% (1 Month Term SOFR + 337 bps), 10/15/23 (144A)	1,097,616
	Total Commercial Mortgage-Backed Securities (Cost $233,456,999)	$193,489,521

	Convertible Corporate Bonds — 0.8% of Net Assets
	Airlines — 0.1%
5,156,000	Spirit Airlines, Inc., 1.00%, 5/15/26	$ 4,287,214
	Total Airlines	$4,287,214

	Banks — 0.0%†
IDR 15,039,758,000	PT Bakrie & Brothers Tbk, 10/31/23	$ 99,259
	Total Banks	$99,259

	Biotechnology — 0.1%
3,493,000	Insmed, Inc., 1.75%, 1/15/25	$ 3,437,112
	Total Biotechnology	$3,437,112

	Entertainment — 0.4%
12,093,000(g)	DraftKings Holdings, Inc., 3/15/28	$ 9,148,355
1,892,000	IMAX Corp., 0.50%, 4/1/26	1,764,290
	Total Entertainment	$10,912,645

	Software — 0.2%
2,231,000	Bentley Systems, Inc., 0.375%, 7/1/27	$ 1,927,584
4,819,000	Verint Systems, Inc., 0.25%, 4/15/26	4,114,221
	Total Software	$6,041,805

	Total Convertible Corporate Bonds (Cost $30,176,770)	$24,778,035

	Corporate Bonds — 31.9% of Net Assets
	Aerospace & Defense — 0.7%
18,950,000	Boeing Co., 5.805%, 5/1/50	$ 17,159,552
The accompanying notes are an integral part of these financial statements.
40Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Aerospace & Defense — (continued)
1,800,000	Bombardier, Inc., 7.50%, 2/1/29 (144A)	$ 1,708,140
2,200,000	Triumph Group, Inc., 9.00%, 3/15/28 (144A)	2,175,373
	Total Aerospace & Defense	$21,043,065

	Agriculture — 0.2%
7,305,000	Amaggi Luxembourg International S.a.r.l., 5.25%, 1/28/28 (144A)	$ 6,693,606
	Total Agriculture	$6,693,606

	Airlines — 0.9%
13,313,110(h)	ABRA Global Finance, 11.50% (5.50% PIK or 6.00% Cash), 3/2/28 (144A)	$ 10,662,127
1,483,300	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	1,288,828
11,390,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	10,666,735
8,185,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 6.375%, 2/1/30 (144A)	6,321,725
1,840,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 7.875%, 5/1/27 (144A)	1,584,700
	Total Airlines	$30,524,115

	Auto Manufacturers — 1.1%
4,312,000	Ford Motor Co., 5.291%, 12/8/46	$ 3,278,608
4,430,000	Ford Motor Co., 6.10%, 8/19/32	4,172,673
7,600,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	6,141,199
3,700,000	Ford Motor Credit Co. LLC, 7.35%, 3/6/30	3,746,909
18,000,000	General Motors Financial Co., Inc., 6.40%, 1/9/33	17,578,884
	Total Auto Manufacturers	$34,918,273

	Auto Parts & Equipment — 0.1%
1,680,000	ZF North America Capital, Inc., 6.875%, 4/14/28 (144A)	$ 1,644,798
2,335,000	ZF North America Capital, Inc., 7.125%, 4/14/30 (144A)	2,289,706
	Total Auto Parts & Equipment	$3,934,504

	Banks — 8.0%
20,800,000(c)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index + 190 bps), 3/13/37 (144A)	$ 15,305,515
5,180,000	Access Bank Plc, 6.125%, 9/21/26 (144A)	4,355,862
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2341

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
3,460,000(c)(i)	Banco Mercantil del Norte SA, 8.375% (10 Year US Treasury Yield Curve Rate T Note Constant Maturity + 776 bps) (144A)	$ 3,274,126
5,000,000	Banco Santander S.A., 6.921%, 8/8/33	4,777,419
8,400,000(c)	Banco Santander SA, 3.225% (1 Year CMT Index + 160 bps), 11/22/32	6,357,277
8,258,000(c)	Bank of Nova Scotia, 4.588% (5 Year CMT Index + 205 bps), 5/4/37	6,882,644
14,170,000(c)	Barclays Plc, 5.746% (1 Year CMT Index + 300 bps), 8/9/33	13,076,991
3,915,000(c)	Barclays Plc, 6.224% (SOFR + 298 bps), 5/9/34	3,708,638
5,400,000(c)	Barclays Plc, 7.437% (1 Year CMT Index + 350 bps), 11/2/33	5,545,141
5,608,000(c)(i)	Barclays Plc, 8.00% (5 Year CMT Index + 543 bps)	5,032,852
14,450,000(c)	BPCE SA, 3.116% (SOFR + 173 bps), 10/19/32 (144A)	10,763,098
7,445,000(c)	BPCE SA, 3.648% (5 Year CMT Index + 190 bps), 1/14/37 (144A)	5,726,939
KZT 1,923,750,000	Development Bank of Kazakhstan JSC, 10.75%, 2/12/25	3,663,344
KZT 1,210,000,000	Development Bank of Kazakhstan JSC, 10.95%, 5/6/26	2,128,729
1,520,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	1,335,844
3,005,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	3,005,619
890,000	Freedom Mortgage Corp., 12.25%, 10/1/30 (144A)	909,713
1,600,000(c)	ING Groep NV, 4.252% (SOFR + 207 bps), 3/28/33	1,381,165
19,337,000(c)(i)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	12,466,498
1,245,000(c)	Intesa Sanpaolo S.p.A., 4.198% (1 Year CMT Index + 260 bps), 6/1/32 (144A)	917,374
5,760,000(c)	Intesa Sanpaolo S.p.A., 7.778% (1 Year CMT Index + 390 bps), 6/20/54 (144A)	5,187,247
11,104,000(c)	Intesa Sanpaolo S.p.A., 8.248% (1 Year CMT Index + 440 bps), 11/21/33 (144A)	11,185,142
10,350,000(c)	Lloyds Banking Group Plc, 4.976% (1 Year CMT Index + 230 bps), 8/11/33	9,184,869
8,231,000(c)	Lloyds Banking Group Plc, 7.953% (1 Year CMT Index + 375 bps), 11/15/33	8,513,555
The accompanying notes are an integral part of these financial statements.
42Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Banks — (continued)
5,105,000(c)(i)	Lloyds Banking Group Plc, 8.00% (5 Year CMT Index + 391 bps)	$ 4,576,461
11,185,000(c)	Macquarie Group, Ltd., 2.871% (SOFR + 153 bps), 1/14/33 (144A)	8,453,598
11,355,000(c)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	10,117,486
1,930,000(c)	Morgan Stanley, 5.948% (5 Year CMT Index + 243 bps), 1/19/38	1,803,925
16,049,000(c)(i)	Nordea Bank Abp, 3.75% (5 Year CMT Index + 260 bps) (144A)	11,669,783
8,000,000(c)	Societe Generale SA, 4.027% (1 Year CMT Index + 190 bps), 1/21/43 (144A)	5,019,390
4,635,000(c)(i)	Societe Generale SA, 5.375% (5 Year CMT Index + 451 bps) (144A)	3,305,103
10,355,000(c)	Societe Generale SA, 6.221% (1 Year CMT Index + 320 bps), 6/15/33 (144A)	9,377,616
800,000(c)	Societe Generale SA, 6.691% (1 Year CMT Index + 295 bps), 1/10/34 (144A)	776,542
5,010,000(c)(i)(j)	Sovcombank Via SovCom Capital DAC, 7.60% (5 Year CMT Index + 636 bps) (144A)	180,986
13,077,000(c)	Standard Chartered Plc, 3.603% (1 Year CMT Index + 190 bps), 1/12/33 (144A)	10,039,017
6,614,000(c)	Standard Chartered Plc, 6.296% (1 Year CMT Index + 258 bps), 7/6/34 (144A)	6,380,202
9,276,000(c)	UBS Group AG, 4.988% (1 Year CMT Index + 240 bps), 8/5/33 (144A)	8,294,389
2,780,000(c)	UBS Group AG, 6.301% (1 Year CMT Index + 200 bps), 9/22/34 (144A)	2,715,111
23,889,000(c)	UniCredit S.p.A., 5.459% (5 Year CMT Index + 475 bps), 6/30/35 (144A)	20,026,248
9,395,000(c)	UniCredit S.p.A., 7.296% (5 Year USD Swap Rate + 491 bps), 4/2/34 (144A)	8,850,380
	Total Banks	$256,271,838

	Biotechnology — 0.1%
EUR 2,405,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	$ 2,296,249
	Total Biotechnology	$2,296,249

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2343

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Building Materials — 0.4%
7,885,000(e)	AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 (144A)	$ 7,796,294
5,550,000	Fortune Brands Innovations, Inc., 4.50%, 3/25/52	4,088,151
	Total Building Materials	$11,884,445

	Chemicals — 0.5%
13,500,000	OCI NV, 6.70%, 3/16/33 (144A)	$ 12,881,084
5,055,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (144A)	2,637,165
	Total Chemicals	$15,518,249

	Commercial Services — 1.1%
5,196,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 4,923,417
EUR 2,470,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 3.625%, 6/1/28 (144A)	2,147,883
1,670,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	1,391,711
1,025,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	850,952
5,400,000	Ashtead Capital, Inc., 5.50%, 8/11/32 (144A)	4,989,331
1,920,000	Ashtead Capital, Inc., 5.95%, 10/15/33 (144A)	1,822,766
5,375,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	4,918,448
3,830,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	3,132,514
437,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	417,823
10,716,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	9,924,822
	Total Commercial Services	$34,519,667

	Cosmetics/Personal Care — 0.1%
EUR 4,095,000	Coty, Inc., 5.75%, 9/15/28 (144A)	$ 4,349,579
	Total Cosmetics/Personal Care	$4,349,579

The accompanying notes are an integral part of these financial statements.
44Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Diversified Financial Services — 4.3%
8,250,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$ 6,558,022
16,065,000	Air Lease Corp., 2.875%, 1/15/32	12,521,387
7,310,000	Air Lease Corp., 3.125%, 12/1/30	5,952,264
2,532,000	Ally Financial, Inc., 6.70%, 2/14/33	2,198,005
6,750,000(c)	Ally Financial, Inc., 6.992% (SOFR + 326 bps), 6/13/29	6,604,837
7,924,000	Ally Financial, Inc., 8.00%, 11/1/31	8,000,346
11,445,000	Avolon Holdings Funding, Ltd., 6.375%, 5/4/28 (144A)	11,244,758
9,950,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	8,234,480
8,607,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	8,060,101
6,950,000(c)	Capital One Financial Corp., 2.359% (SOFR + 134 bps), 7/29/32	4,762,538
5,911,000(c)	Capital One Financial Corp., 5.817% (SOFR + 260 bps), 2/1/34	5,326,988
14,860,000(c)	Capital One Financial Corp., 6.377% (SOFR + 286 bps), 6/8/34	14,023,614
5,070,000(c)	Charles Schwab Corp., 5.853% (SOFR + 250 bps), 5/19/34	4,821,030
6,660,000(j)	Credito Real SAB de CV SOFOM ER, 8.00%, 1/21/28 (144A)	699,300
17,870,600(h)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	17,021,746
5,575,000	OneMain Finance Corp., 3.50%, 1/15/27	4,773,594
EUR 3,215,000	Sherwood Financing Plc, 4.50%, 11/15/26	2,957,086
GBP 5,170,000	Sherwood Financing Plc, 6.00%, 11/15/26 (144A)	5,345,960
8,705,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	7,355,725
	Total Diversified Financial Services	$136,461,781

	Electric — 0.6%
7,670,000(c)	Algonquin Power & Utilities Corp., 4.75% (5 Year CMT Index + 325 bps), 1/18/82	$ 6,251,050
EUR 3,240,000	ContourGlobal Power Holdings SA, 2.75%, 1/1/26 (144A)	3,150,505
EUR 1,635,000	ContourGlobal Power Holdings SA, 3.125%, 1/1/28 (144A)	1,418,233
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2345

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Electric — (continued)
9,225,000(j)	Light Servicos de Eletricidade SA/Light Energia SA, 4.375%, 6/18/26 (144A)	$ 4,111,423
4,075,000	Vistra Operations Co. LLC, 6.95%, 10/15/33 (144A)	3,996,902
	Total Electric	$18,928,113

	Electrical Components & Equipments — 0.5%
EUR 7,865,000	Belden, Inc., 3.375%, 7/15/27 (144A)	$ 7,723,706
EUR 4,585,000	Belden, Inc., 3.375%, 7/15/31 (144A)	4,059,096
EUR 6,020,000	Energizer Gamma Acquisition BV, 3.50%, 6/30/29 (144A)	5,073,184
	Total Electrical Components & Equipments	$16,855,986

	Energy-Alternate Sources — 0.0%†
1,390,180	Adani Renewable Energy RJ, Ltd./Kodangal Solar Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%, 10/15/39 (144A)	$ 1,010,648
563,616	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	506,091
	Total Energy-Alternate Sources	$1,516,739

	Engineering & Construction — 0.1%
1,615,000	IHS Holding, Ltd., 5.625%, 11/29/26 (144A)	$ 1,328,854
1,425,000	IHS Holding, Ltd., 6.25%, 11/29/28 (144A)	1,080,692
	Total Engineering & Construction	$2,409,546

	Entertainment — 0.5%
EUR 2,115,000	Allwyn Entertainment Financing UK Plc, 7.25%, 4/30/30 (144A)	$ 2,255,985
905,000	Allwyn Entertainment Financing UK Plc, 7.875%, 4/30/29 (144A)	914,050
11,100,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.625%, 4/16/29 (144A)	8,860,849
3,400,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.625%, 4/6/31 (144A)	2,534,816
2,910,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.625%, 3/1/30 (144A)	2,509,875
	Total Entertainment	$17,075,575

	Food — 0.8%
1,458,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.00%, 5/15/32	$ 1,099,889
11,860,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 4/1/33	10,846,722
The accompanying notes are an integral part of these financial statements.
46Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Food — (continued)
4,610,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 12/1/52	$ 4,127,311
14,425,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	11,162,788
	Total Food	$27,236,710

	Forest Products & Paper — 0.0%†
EUR 23,000	Ahlstrom Holding 3 Oy, 3.625%, 2/4/28 (144A)	$ 20,384
	Total Forest Products & Paper	$20,384

	Gas — 0.4%
13,550,000	KeySpan Gas East Corp., 5.994%, 3/6/33 (144A)	$ 13,076,186
	Total Gas	$13,076,186

	Hand & Machine Tools — 0.2%
5,410,000	Regal Rexnord Corp., 6.30%, 2/15/30 (144A)	$ 5,225,910
	Total Hand & Machine Tools	$5,225,910

	Healthcare-Services — 0.2%
4,495,000	Auna SAA, 6.50%, 11/20/25 (144A)	$ 4,136,125
EUR 3,860,000	CAB SELAS, 3.375%, 2/1/28 (144A)	3,403,925
	Total Healthcare-Services	$7,540,050

	Insurance — 1.1%
13,080,000(c)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	$ 9,797,380
EUR 2,650,000(c)	Liberty Mutual Group, Inc., 3.625% (5 Year EUR Swap + 370 bps), 5/23/59 (144A)	2,662,075
22,651,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	22,160,755
	Total Insurance	$34,620,210

	Internet — 0.1%
EUR 3,257,000	United Group BV, 5.25%, 2/1/30 (144A)	$ 2,827,565
	Total Internet	$2,827,565

	Iron & Steel — 0.2%
248,000	ATI, Inc., 7.25%, 8/15/30	$ 246,140
2,675,000	Metinvest BV, 7.65%, 10/1/27 (144A)	1,709,633
4,375,000	TMS International Corp., 6.25%, 4/15/29 (144A)	3,618,144
	Total Iron & Steel	$5,573,917

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2347

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Leisure Time — 0.1%
1,130,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	$ 997,225
1,330,000	Royal Caribbean Cruises, Ltd., 7.25%, 1/15/30 (144A)	1,318,153
300,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	271,500
	Total Leisure Time	$2,586,878

	Lodging — 0.1%
3,125,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	$ 2,710,768
	Total Lodging	$2,710,768

	Media — 0.5%
3,910,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 2,991,695
6,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	5,036,708
1,785,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31 (144A)	1,724,004
6,200,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	3,296,250
2,305,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	1,235,426
2,034,000(j)	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	40,680
4,205,000	VZ Secured Financing BV, 5.00%, 1/15/32 (144A)	3,303,256
	Total Media	$17,628,019

	Mining — 1.1%
4,776,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	$ 3,845,444
11,678,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	10,020,454
10,725,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	10,673,324
11,990,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	9,382,175
	Total Mining	$33,921,397

	Multi-National — 0.4%
8,430,000	Banque Ouest Africaine de Developpement, 4.70%, 10/22/31 (144A)	$ 6,693,420
INR 512,000,000	European Bank For Reconstruction & Development, 6.25%, 4/11/28	5,855,710
	Total Multi-National	$12,549,130

	Oil & Gas — 2.6%
14,475,000	Aker BP ASA, 6.00%, 6/13/33 (144A)	$ 13,989,757
The accompanying notes are an integral part of these financial statements.
48Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Oil & Gas — (continued)
5,785,000	Baytex Energy Corp., 8.50%, 4/30/30 (144A)	$ 5,853,419
2,235,000	CITGO Petroleum Corp., 8.375%, 1/15/29 (144A)	2,232,095
7,175,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	6,690,688
4,737,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	4,424,358
3,760,000	Matador Resources Co., 6.875%, 4/15/28 (144A)	3,691,729
7,787,988	MC Brazil Downstream Trading S.a.r.l, 7.25%, 6/30/31 (144A)	5,972,530
8,985,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	8,899,642
4,435,000	Petroleos Mexicanos, 6.70%, 2/16/32	3,291,524
2,705,000	Seadrill Finance, Ltd., 8.375%, 8/1/30 (144A)	2,754,015
2,217,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	2,217,000
3,063,750	Transocean, Inc., 8.75%, 2/15/30 (144A)	3,132,684
5,635,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	4,896,815
5,050,000	Vermilion Energy, Inc., 6.875%, 5/1/30 (144A)	4,778,296
12,895,000	YPF SA, 6.95%, 7/21/27 (144A)	10,345,189
	Total Oil & Gas	$83,169,741

	Oil & Gas Services — 0.2%
5,595,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 5,525,063
	Total Oil & Gas Services	$5,525,063

	Pharmaceuticals — 0.5%
2,424,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	$ 1,721,040
EUR 1,625,000	Teva Pharmaceutical Finance Netherlands II BV, 3.75%, 5/9/27	1,552,726
EUR 10,400,000	Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/9/30	9,377,976
1,478,000	Teva Pharmaceutical Finance Netherlands III BV, 4.75%, 5/9/27	1,356,114
1,328,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/9/29	1,200,512
7,025,000	Tricida, Inc., 3.50%, 5/15/27	—
7,025,000	Tricida, Inc., 3.50%, 5/15/27	—
	Total Pharmaceuticals	$15,208,368

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2349

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Pipelines — 1.5%
5,435,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 7.375%, 2/1/31 (144A)	$ 5,535,276
5,470,000(c)	Enbridge, Inc., 8.50% (5 Year CMT Index + 443 bps), 1/15/84	5,424,987
1,694,000(c)(i)	Energy Transfer LP, 6.625% (3 Month USD LIBOR + 416 bps)	1,350,057
15,058,000(c)(i)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	12,982,570
15,145,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	11,833,221
3,862,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	3,205,460
2,195,000	Venture Global LNG, Inc., 8.125%, 6/1/28 (144A)	2,173,364
5,145,000	Venture Global LNG, Inc., 8.375%, 6/1/31 (144A)	5,057,854
	Total Pipelines	$47,562,789

	REITs — 0.5%
640,000	Highwoods Realty LP, 2.60%, 2/1/31	$ 459,538
610,000	Highwoods Realty LP, 3.05%, 2/15/30	468,792
16,561,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	10,341,844
2,975,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	1,947,973
2,465,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	2,414,351
	Total REITs	$15,632,498

	Retail — 0.2%
EUR 4,500,000	Food Service Project SA, 5.50%, 1/21/27 (144A)	$ 4,526,880
3,805,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	3,235,034
	Total Retail	$7,761,914

	Semiconductors — 0.3%
6,940,000	Broadcom, Inc., 4.15%, 4/15/32 (144A)	$ 6,022,630
4,790,000	Foundry JV Holdco LLC, 5.875%, 1/25/34 (144A)	4,575,658
	Total Semiconductors	$10,598,288

The accompanying notes are an integral part of these financial statements.
50Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Software — 0.2%
6,525,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 5,458,210
	Total Software	$5,458,210

	Telecommunications — 1.1%
475,000	Altice France SA, 5.125%, 1/15/29 (144A)	$ 337,737
1,835,000	Altice France SA, 5.125%, 7/15/29 (144A)	1,304,512
9,874,000	Altice France SA, 5.50%, 1/15/28 (144A)	7,605,128
4,600,000	CommScope Technologies LLC, 5.00%, 3/15/27 (144A)	2,610,731
4,120,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	3,030,443
1,976,217(j)	Digicel International Finance Ltd/Digicel international Holdings, Ltd., 8.00%, 12/31/26 (144A)	88,930
2,337,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	2,352,396
EUR 6,915,000	Lorca Telecom Bondco SA, 4.00%, 9/18/27 (144A)	6,784,720
5,570,000	T-Mobile USA, Inc., 5.75%, 1/15/34	5,433,658
6,900,000	Total Play Telecomunicaciones SA de CV, 6.375%, 9/20/28 (144A)	3,414,120
4,270,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	3,393,647
	Total Telecommunications	$36,356,022

	Transportation — 0.3%
4,910,000	Hidrovias International Finance SARL, 4.95%, 2/8/31 (144A)	$ 3,940,447
3,172,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	2,545,228
2,785,000	Simpar Europe SA, 5.20%, 1/26/31 (144A)	2,242,006
6,290,000(j)	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	7,863
	Total Transportation	$8,735,544

	Trucking & Leasing — 0.1%
4,555,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 6.05%, 8/1/28 (144A)	$ 4,497,862
	Total Trucking & Leasing	$4,497,862

	Total Corporate Bonds (Cost $1,185,794,717)	$1,021,224,753

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2351

Schedule of Investments  |  9/30/23 (continued)
Shares		Value
	Convertible Preferred Stock — 1.1% of Net Assets
	Banks — 1.1%
31,306(i)	Wells Fargo & Co., 7.50%	$ 34,906,190
	Total Banks	$34,906,190

	Total Convertible Preferred Stock (Cost $38,724,099)	$34,906,190

Principal Amount USD ($)
	Insurance-Linked Securities — 4.3% of Net Assets#
	Event Linked Bonds — 1.6%
	Earthquakes – California — 0.1%
750,000(a)	Phoenician Re, 8.344%, (3 Month U.S. Treasury Bill + 290 bps), 12/14/24 (144A)	$ 737,625
3,000,000(a)	Ursa Re II, 9.386%, (3 Month U.S. Treasury Bill + 394 bps), 12/7/23 (144A)	2,989,500
		$ 3,727,125

	Earthquakes – Mexico — 0.0%†
250,000(a)	International Bank for Reconstruction & Development, 9.087%, (3 Month USD LIBOR + 350 bps), 3/13/24 (144A)	$ 249,325
	Earthquakes – U.S. — 0.0%†
500,000(a)	Ursa Re, 10.946%, (3 Month U.S. Treasury Bill + 550 bps), 12/6/25 (144A)	$ 504,350
500,000(c)	Veraison Re, 11.946%, (1 Month U.S. Treasury Bill + 650 bps), 3/9/26 (144A)	527,400
		$ 1,031,750

	Flood – U.S. — 0.1%
1,500,000(a)	FloodSmart Re, 17.276%, (3 Month U.S. Treasury Bill + 1,183 bps), 2/25/25 (144A)	$ 1,434,750
1,000,000(a)	FloodSmart Re, 19.026%, (3 Month U.S. Treasury Bill + 1,358 bps), 3/1/24 (144A)	998,100
		$ 2,432,850

	Health – U.S. — 0.2%
250,000(a)	Vitality Re XII, 8.196%, (3 Month U.S. Treasury Bill + 275 bps), 1/7/25 (144A)	$ 245,150
2,000,000(a)	Vitality Re XIII, 7.446%, (3 Month U.S. Treasury Bill + 200 bps), 1/6/26 (144A)	1,961,000
The accompanying notes are an integral part of these financial statements.
52Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Health – U.S. — (continued)
2,500,000(a)	Vitality Re XIV, 8.946%, (3 Month U.S. Treasury Bill + 350 bps), 1/5/27 (144A)	$ 2,555,500
400,000(a)	Vitality Re XIV, 9.946%, (3 Month U.S. Treasury Bill + 450 bps), 1/5/27 (144A)	399,760
		$ 5,161,410

	Multiperil – U.S. — 0.6%
900,000(a)	Easton Re Pte, 9.976%, (3 Month U.S. Treasury Bill + 453 bps), 1/8/24 (144A)	$ 901,350
500,000(a)	Four Lakes Re, 9.716%, (3 Month U.S. Treasury Bill + 427 bps), 1/7/25 (144A)	483,650
1,500,000(a)	Four Lakes Re, 12.746%, (3 Month U.S. Treasury Bill + 730 bps), 1/5/24 (144A)	1,467,000
1,500,000(a)	Four Lakes Re, 15.606%, (3 Month U.S. Treasury Bill + 1,016 bps), 1/5/24 (144A)	1,505,250
500,000(a)	Herbie Re, 15.166%, (3 Month U.S. Treasury Bill + 972 bps), 1/8/25 (144A)	489,750
1,750,000(a)	Matterhorn Re, 10.595%, (SOFR + 525 bps), 3/24/25 (144A)	1,705,200
750,000(a)	Matterhorn Re, 13.095%, (SOFR + 775 bps), 3/24/25 (144A)	739,500
2,900,000(a)	Mystic Re IV, 14.696%, (3 Month U.S. Treasury Bill + 925 bps), 1/8/26 (144A)	2,964,090
1,500,000(a)	Residential Re, 11.956%, (3 Month U.S. Treasury Bill + 651 bps), 12/6/24 (144A)	1,474,350
1,500,000(a)	Residential Re, 12.446%, (3 Month U.S. Treasury Bill + 700 bps), 12/6/26 (144A)	1,503,450
1,250,000(a)	Residential Re, 13.686%, (3 Month U.S. Treasury Bill + 824 bps), 12/6/24 (144A)	1,241,000
500,000(a)	Sakura Re, 18.946%, (3 Month U.S. Treasury Bill + 1,350 bps), 1/5/26 (144A)	530,200
2,250,000(a)	Sanders Re II, 8.496%, (3 Month U.S. Treasury Bill + 305 bps), 4/7/25 (144A)	2,131,200
250,000(a)	Sanders Re III, 11.196%, (3 Month U.S. Treasury Bill + 575 bps), 4/7/27 (144A)	247,750
750,000(a)	Sanders Re III, 11.696%, (3 Month U.S. Treasury Bill + 625 bps), 4/7/27 (144A)	754,575
750,000(a)	Sussex Re, 13.826%, (3 Month U.S. Treasury Bill + 838 bps), 1/8/25 (144A)	721,200
		$ 18,859,515

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2353

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Multiperil – U.S. & Canada — 0.0%†
250,000(a)	Matterhorn Re, 11.094%, (SOFR + 575 bps), 12/8/25 (144A)	$ 226,575
800,000(a)	Mona Lisa Re, 17.946%, (3 Month U.S. Treasury Bill + 1,250 bps), 1/8/26 (144A)	856,000
500,000(a)	Northshore Re II, 13.446%, (3 Month U.S. Treasury Bill + 800 bps), 7/8/25 (144A)	502,250
		$ 1,584,825

	Multiperil – U.S. Regional — 0.2%
750,000(a)	Aquila Re I, 12.946%, (3 Month U.S. Treasury Bill + 750 bps), 6/8/26 (144A)	$ 762,450
1,000,000(a)	Kilimanjaro III Re, 5.25%, (3 Month U.S. Treasury Bill + 525 bps), 6/25/25 (144A)	996,500
1,000,000(a)	Locke Tavern Re, 4.75%, (3 Month U.S. Treasury Bill + 475 bps), 4/9/26 (144A)	1,016,800
2,500,000(a)	Long Point Re IV, 9.696%, (3 Month U.S. Treasury Bill + 425 bps), 6/1/26 (144A)	2,485,000
		$ 5,260,750

	Multiperil – Worldwide — 0.1%
1,250,000(a)	Atlas Capital, 12.56%, (SOFR + 725 bps), 6/5/26 (144A)	$ 1,261,750
500,000(a)	Northshore Re II, 11.196%, (3 Month U.S. Treasury Bill + 575 bps), 1/8/24 (144A)	498,350
		$ 1,760,100

	Pandemic – U.S — 0.0%†
1,000,000(a)	Vitality Re XI, 7.246%, (3 Month U.S. Treasury Bill + 180 bps), 1/9/24 (144A)	$ 992,300
	Windstorm – Florida — 0.0%†
500,000(a)	Integrity Re, 12.516%, (3 Month U.S. Treasury Bill + 707 bps), 6/6/25 (144A)	$ 450,000
	Windstorm – U.S. — 0.2%
750,000(a)	Alamo Re, 13.946%, (1 Month U.S. Treasury Bill + 850 bps), 6/7/26 (144A)	$ 762,225
750,000(a)	Bonanza Re, 10.316%, (3 Month U.S. Treasury Bill + 487 bps), 12/23/24 (144A)	669,975
250,000(a)	Bonanza Re, 11.196%, (3 Month U.S. Treasury Bill + 575 bps), 3/16/25 (144A)	175,000
250,000(a)	Bonanza Re, 13.696%, (3 Month U.S. Treasury Bill + 825 bps), 1/8/26 (144A)	251,375
The accompanying notes are an integral part of these financial statements.
54Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Windstorm – U.S. — (continued)
1,000,000(a)	Cape Lookout Re, 11.946%, (1 Month U.S. Treasury Bill + 650 bps), 4/28/26 (144A)	$ 1,017,100
500,000(a)	Gateway Re, 18.446%, (1 Month U.S. Treasury Bill + 1,300 bps), 2/24/26 (144A)	526,150
250,000(a)	Gateway Re II, 14.946%, (3 Month U.S. Treasury Bill + 950 bps), 4/27/26 (144A)	253,125
2,500,000(a)	Queen Street 2023 Re, 12.946%, (3 Month U.S. Treasury Bill + 750 bps), 12/8/25 (144A)	2,570,250
		$ 6,225,200

	Windstorm – U.S. Regional — 0.0%†
750,000(a)	Commonwealth Re, 8.946%, (3 Month U.S. Treasury Bill + 350 bps), 7/8/25 (144A)	$ 753,225
	Winterstorm – Florida — 0.1%
1,250,000(a)	Integrity Re, 17.446%, (1 Month U.S. Treasury Bill + 1,200 bps), 6/6/25 (144A)	$ 1,309,250
1,000,000(a)	Lightning Re, 16.446%, (3 Month U.S. Treasury Bill + 1,100 bps), 3/31/26 (144A)	1,045,100
		$ 2,354,350

	Total Event Linked Bonds	$ 50,842,725

Face Amount USD ($)
	Collateralized Reinsurance — 0.8%
	Earthquakes – California — 0.1%
1,800,000(k) +	Adare Re 2022-2, 9/30/28	$ 1,987,687
	Multiperil – Massachusetts — 0.0%†
1,500,000(b)(k) +	Denning Re 2022, 6/30/28	$ 1,253,858
400,000(b)(k) +	Portsalon Re 2022, 5/31/28	366,768
		$ 1,620,626

	Multiperil – U.S. — 0.5%
6,000,000(b)(k) +	Ballybunion Re 2020, 2/29/24	$ 677,844
3,406,059(b)(k) +	Ballybunion Re 2021-3, 7/31/25	76,157
1,506,560(b)(k) +	Ballybunion Re 2022, 12/31/27	28,550
3,000,000(b)(k) +	Ballybunion Re 2022-2, 5/31/28	3,046,530
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2355

Schedule of Investments  |  9/30/23 (continued)
Face Amount USD ($)		Value
	Multiperil – U.S. — (continued)
3,500,000(b)(k) +	Ballybunion Re 2022-3, 6/30/28	$ 3,621,129
3,000,000(b)(k) +	Ballybunion Re 2023, 12/31/28	3,252,458
4,750,000(b)(k) +	Gamboge Re, 3/31/29	4,499,745
		$ 15,202,413

	Multiperil – Worldwide — 0.1%
1,000,000(b)(k) +	Clarendon Re 2023, 12/31/28	$ 1,016,025
140,000(k) +	Limestone Re 2019-2B, 10/1/23 (144A)	1,186
1,020,000(k) +	Limestone Re 2020-1, 3/1/24 (144A)	—
480,000(k) +	Limestone Re 2020-1, 3/1/24 (144A)	—
500,000(b)(k) +	Merion Re 2023-1, 12/31/28	521,983
250,000(b)(k) +	Old Head Re 2022, 12/31/27	125,000
250,000(b)(k) +	Old Head Re 2023, 12/31/28	238,674
500,000(b)(k) +	Pine Valley Re 2023, 12/31/28	—
250,000(b)(k) +	Porthcawl Re 2023, 12/31/28	246,018
300,000(b)(k) +	Walton Health Re 2019, 6/30/24	156,475
2,000,000(b)(k) +	Walton Health Re 2022, 12/15/27	384,023
		$ 2,689,384

	Windstorm – Florida — 0.0%†
1,750,000(b)(k) +	Formby Re 2018, 2/29/24	$ —
2,200,000(b)(k) +	Portrush Re 2017, 6/15/24	220
		$ 220

	Windstorm – North Carolina — 0.1%
250,000(b)(k) +	Isosceles Re 2023, 4/30/29	$ 246,750
1,000,000(b)(k) +	Isosceles Re 2023, 4/30/29	992,100
424,975(b)(k) +	Isosceles Re 2023, 4/30/29	420,853
		$ 1,659,703

	Windstorm – U.S. Multistate — 0.0%†
1,000,000(b)(k) +	White Heron Re 2023, 5/31/29	$ 1,002,672
	Windstorm – U.S. Regional — 0.0%†
5,804,192(k) +	Oakmont Re 2020, 4/30/24	$ —
3,500,000(b)(k) +	Oakmont Re 2022, 4/1/28	1,100,769
		$ 1,100,769

	Total Collateralized Reinsurance	$25,263,474

	Reinsurance Sidecars — 1.9%
	Multiperil – U.S. — 0.0%†
1,750,000(b)(k) +	Carnoustie Re 2020, 12/31/23	$ 201,824
3,000,000(b)(l) +	Harambee Re 2018, 12/31/24	—
The accompanying notes are an integral part of these financial statements.
56Pioneer Strategic Income Fund | Annual Report | 9/30/23

Face Amount USD ($)		Value
	Multiperil – U.S. — (continued)
5,000,000(l) +	Harambee Re 2019, 12/31/24	$ 6,000
3,000,000(b)(l) +	Harambee Re 2020, 12/31/23	44,700
		$ 252,524

	Multiperil – Worldwide — 1.9%
250,000(l) +	Alturas Re 2020-3, 9/30/24	$ —
2,639,535(b)(l) +	Alturas Re 2021-2, 12/31/24	—
236,951(b)(l) +	Alturas Re 2021-3, 7/31/25	20,686
2,318,301(b)(l) +	Alturas Re 2022-2, 12/31/27	528,109
3,932,000(b)(k) +	Bantry Re 2021, 12/31/24	7,864
3,280,525(b)(k) +	Bantry Re 2022, 12/31/27	383,365
5,000,000(b)(k) +	Bantry Re 2023, 12/31/28	5,801,756
9,947,951(b)(k) +	Berwick Re 2019-1, 12/31/24	1,586,698
2,000,000(b)(k) +	Berwick Re 2020-1, 12/31/23	200
3,500,000(b)(k) +	Berwick Re 2022, 12/31/27	67,478
3,500,000(b)(k) +	Berwick Re 2023, 12/31/28	3,815,792
4,000,000(b)(k) +	Eccleston Re 2023, 11/30/28	4,681,467
700,000(b)(k) +	Eden Re II, 3/22/24 (144A)	266,000
524,241(b)(k) +	Eden Re II, 3/21/25 (144A)	78,898
880,000(b)(k) +	Eden Re II, 3/20/26 (144A)	568,718
3,000,000(b)(k) +	Eden Re II, 3/19/27 (144A)	3,346,500
1,250,000(b)(k) +	Gleneagles Re 2021, 12/31/24	125
1,250,000(b)(k) +	Gleneagles Re 2022, 12/31/27	617,905
2,737,878(k) +	Gullane Re 2018, 12/31/24	129,294
5,318,293(b)(k) +	Gullane Re 2023, 12/31/28	6,280,511
500,000(b)(l) +	Lion Rock Re 2020, 1/31/24	—
500,000(b)(l) +	Lion Rock Re 2021, 12/31/24	94,700
2,545,246(b)(l) +	Lorenz Re 2019, 6/30/24	24,943
8,500,000(k) +	Merion Re 2018-2, 12/31/24	424,864
9,000,000(b)(k) +	Merion Re 2021-2, 12/31/24	1,768,500
6,551,154(b)(k) +	Merion Re 2022-2, 12/31/27	6,211,224
4,250,000(b)(k) +	Pangaea Re 2023-1, 12/31/28	4,974,053
2,500,000(b)(k) +	Pangaea Re 2023-3, 5/31/29	2,700,044
1,000,000(b)(k) +	Phoenix 3 Re 2023-3, 1/4/27	1,085,800
1,515,000(b)(k) +	RosaPenna Re 2022, 6/30/28	1,456,832
360,000(k) +	Sector Re V, 3/1/24 (144A)	184,536
3,608(k) +	Sector Re V, 3/1/24 (144A)	86,472
155,997(k) +	Sector Re V, 12/1/24 (144A)	272,371
150,000(k) +	Sector Re V, 12/1/24 (144A)	261,900
55,079(a)(b)(k) +	Sector Re V, 12/1/26 (144A)	257,175
2,750(b)(k) +	Sector Re V, 3/1/27 (144A)	285,996
9,179(b)(k) +	Sector Re V, 3/1/27 (144A)	60,402
2,698,893(b)(k) +	Sector Re V, 12/1/27 (144A)	3,262,962
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2357

Schedule of Investments  |  9/30/23 (continued)
Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
3,609,700(k) +	Sussex Re 2020-1, 12/31/24	$ —
1,000,000(k) +	Sussex Re 2021-1, 12/31/24	1,400
3,000,000(l) +	Thopas Re 2019, 12/31/24	23,400
4,000,000(l) +	Thopas Re 2020, 12/31/23	—
5,000,000(l) +	Thopas Re 2021, 12/31/24	80,500
3,000,000(l) +	Thopas Re 2022, 12/31/27	—
3,192,294(b)(l) +	Thopas Re 2023, 12/31/28	3,791,488
2,818,951(l) +	Torricelli Re 2021, 7/31/25	121,779
3,000,000(l) +	Torricelli Re 2022, 6/30/28	44,709
3,250,000(b)(l) +	Torricelli Re 2023, 6/30/29	3,554,730
1,250,000(b)(l) +	Viribus Re 2018, 12/31/24	—
3,650,000(b)(l) +	Viribus Re 2019, 12/31/24	25,915
4,139,570(b)(l) +	Viribus Re 2020, 12/31/23	137,434
2,500,000(l) +	Viribus Re 2022, 12/31/27	91,750
1,500,000(b)(l) +	Viribus Re 2023, 12/31/28	1,913,550
1,826,168(b)(k) +	Woburn Re 2018, 12/31/24	36,219
3,539,362(b)(k) +	Woburn Re 2019, 12/31/24	612,596
		$ 62,029,610

	Total Reinsurance Sidecars	$62,282,134

	Total Insurance-Linked Securities (Cost $132,048,577)	$138,388,333

Principal Amount USD ($)
	Foreign Government Bonds — 3.1% of Net Assets
	Angola — 0.2%
6,420,000	Angolan Government International Bond, 8.750%, 4/14/32 (144A)	$ 5,151,164
	Total Angola	$5,151,164

	Argentina — 0.3%
351,880	Argentine Republic Government International Bond, 1.000%, 7/9/29	$ 97,647
5,955,800(d)	Argentine Republic Government International Bond, 3.625%, 7/9/35	1,469,031
8,500,000	Ciudad Autonoma De Buenos Aires, 7.500%, 6/1/27 (144A)	7,780,830
	Total Argentina	$9,347,508

The accompanying notes are an integral part of these financial statements.
58Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	Colombia — 0.1%
4,800,000	Colombia Government International Bond, 3.125%, 4/15/31	$ 3,546,509
	Total Colombia	$3,546,509

	Egypt — 0.2%
2,520,000	Egypt Government International Bond, 5.875%, 2/16/31 (144A)	$ 1,387,098
5,560,000	Egypt Government International Bond, 7.053%, 1/15/32 (144A)	3,186,792
2,000,000	Egypt Government International Bond, 8.875%, 5/29/50 (144A)	1,080,000
	Total Egypt	$5,653,890

	Ghana — 0.1%
7,018,000(j)	Ghana Government International Bond, 7.875%, 2/11/35 (144A)	$ 3,112,511
	Total Ghana	$3,112,511

	Indonesia — 0.4%
IDR 219,632,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 14,002,446
	Total Indonesia	$14,002,446

	Ivory Coast — 0.4%
EUR 8,965,000	Ivory Coast Government International Bond, 4.875%, 1/30/32 (144A)	$ 7,203,467
EUR 3,270,000	Ivory Coast Government International Bond, 5.875%, 10/17/31 (144A)	2,851,505
2,500,000	Ivory Coast Government International Bond, 6.125%, 6/15/33 (144A)	2,068,850
	Total Ivory Coast	$12,123,822

	Rwanda — 0.1%
5,525,000	Rwanda International Government Bond, 5.500%, 8/9/31 (144A)	$ 4,267,676
	Total Rwanda	$4,267,676

	Serbia — 0.1%
EUR 6,600,000	Serbia International Bond, 2.050%, 9/23/36 (144A)	$ 4,120,420
	Total Serbia	$4,120,420

	Supranational — 0.6%
INR 435,400,000	International Bank for Reconstruction & Development, 6.500%, 4/17/30	$ 5,120,131
INR 581,000,000	International Bank for Reconstruction & Development, 6.850%, 4/24/28	6,849,988
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2359

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	Supranational — (continued)
KZT 1,169,000,000	International Bank for Reconstruction & Development, 12.500%, 2/21/25	$ 2,371,007
COP 23,200,000,000	International Finance Corp., 3.590%, 2/26/26	4,707,438
	Total Supranational	$19,048,564

	Ukraine — 0.1%
EUR 4,490,000(j)	Ukraine Government International Bond, 4.375%, 1/27/32 (144A)	$ 1,110,478
9,575,000(j)	Ukraine Government International Bond, 7.375%, 9/25/34 (144A)	2,515,927
	Total Ukraine	$3,626,405

	Uruguay — 0.2%
UYU 190,614,000	Uruguay Government International Bond, 9.750%, 7/20/33	$ 4,969,592
	Total Uruguay	$4,969,592

	Uzbekistan — 0.3%
UZS 76,270,000,000	Republic of Uzbekistan International Bond, 14.000%, 7/19/24 (144A)	$ 6,216,057
UZS 33,340,000,000	Republic of Uzbekistan International Bond, 14.500%, 11/25/23 (144A)	2,720,877
	Total Uzbekistan	$8,936,934

	Total Foreign Government Bonds (Cost $133,426,510)	$97,907,441

	U.S. Government and Agency Obligations — 34.3% of Net Assets
6,205,364	Federal Home Loan Mortgage Corp., 1.500%, 12/1/41	$ 4,788,943
916,747	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	707,485
903,441	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	697,218
7,143,827	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	5,513,171
2,675,724	Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	2,064,960
4,475,198	Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	3,453,643
918,946	Federal Home Loan Mortgage Corp., 1.500%, 3/1/42	709,174
160,864	Federal Home Loan Mortgage Corp., 2.000%, 2/1/42	128,170
The accompanying notes are an integral part of these financial statements.
60Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
1,316,781	Federal Home Loan Mortgage Corp., 2.000%, 3/1/52	$ 1,004,640
20,854,143	Federal Home Loan Mortgage Corp., 2.500%, 5/1/51	16,642,679
112,123	Federal Home Loan Mortgage Corp., 3.000%, 11/1/47	94,927
710,347	Federal Home Loan Mortgage Corp., 3.000%, 1/1/52	587,782
1,217,604	Federal Home Loan Mortgage Corp., 3.000%, 9/1/52	1,007,468
802,816	Federal Home Loan Mortgage Corp., 3.000%, 4/1/53	664,158
32,317	Federal Home Loan Mortgage Corp., 3.500%, 1/1/52	27,863
2,486,856	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	2,157,594
168,053	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	144,647
1,499,963	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	1,303,887
1,776,988	Federal Home Loan Mortgage Corp., 4.000%, 10/1/42	1,629,261
635,232	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	574,684
186,054	Federal Home Loan Mortgage Corp., 4.000%, 6/1/50	167,327
102,157	Federal Home Loan Mortgage Corp., 4.000%, 4/1/51	91,259
91,350	Federal Home Loan Mortgage Corp., 4.000%, 9/1/51	81,425
159,308	Federal Home Loan Mortgage Corp., 4.000%, 6/1/52	141,939
85,731	Federal Home Loan Mortgage Corp., 4.500%, 10/1/35	80,913
267,714	Federal Home Loan Mortgage Corp., 4.500%, 7/1/40	253,253
166,168	Federal Home Loan Mortgage Corp., 4.500%, 11/1/40	156,976
6,146	Federal Home Loan Mortgage Corp., 4.500%, 9/1/43	5,731
98,872	Federal Home Loan Mortgage Corp., 4.500%, 10/1/43	92,918
394,092	Federal Home Loan Mortgage Corp., 4.500%, 11/1/43	370,347
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2361

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
5,187	Federal Home Loan Mortgage Corp., 4.500%, 3/1/44	$ 4,875
14,529	Federal Home Loan Mortgage Corp., 4.500%, 5/1/44	13,653
7,081	Federal Home Loan Mortgage Corp., 5.000%, 5/1/34	6,935
8,778	Federal Home Loan Mortgage Corp., 5.000%, 11/1/34	8,613
41,696	Federal Home Loan Mortgage Corp., 5.000%, 12/1/34	40,912
29,139	Federal Home Loan Mortgage Corp., 5.000%, 7/1/35	28,581
71,554	Federal Home Loan Mortgage Corp., 5.000%, 9/1/38	70,119
103,987	Federal Home Loan Mortgage Corp., 5.000%, 9/1/38	101,902
3,616	Federal Home Loan Mortgage Corp., 5.000%, 10/1/38	3,544
485	Federal Home Loan Mortgage Corp., 5.000%, 5/1/39	472
1,570,660	Federal Home Loan Mortgage Corp., 5.000%, 11/1/39	1,536,377
933	Federal Home Loan Mortgage Corp., 5.000%, 12/1/39	907
404,390	Federal Home Loan Mortgage Corp., 5.000%, 8/1/50	386,020
1,724,735	Federal Home Loan Mortgage Corp., 5.000%, 12/1/50	1,642,678
1,147,539	Federal Home Loan Mortgage Corp., 5.000%, 9/1/52	1,103,414
1,328,134	Federal Home Loan Mortgage Corp., 5.000%, 10/1/52	1,277,065
115,394	Federal Home Loan Mortgage Corp., 5.000%, 3/1/53	108,946
925,782	Federal Home Loan Mortgage Corp., 5.000%, 4/1/53	873,912
6,486,538	Federal Home Loan Mortgage Corp., 5.000%, 4/1/53	6,122,114
691,282	Federal Home Loan Mortgage Corp., 5.000%, 4/1/53	652,707
111,265	Federal Home Loan Mortgage Corp., 5.000%, 4/1/53	105,022
310,617	Federal Home Loan Mortgage Corp., 5.000%, 4/1/53	293,320
The accompanying notes are an integral part of these financial statements.
62Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
242,139	Federal Home Loan Mortgage Corp., 5.000%, 4/1/53	$ 228,822
716,907	Federal Home Loan Mortgage Corp., 5.500%, 6/1/41	717,093
2,083,736	Federal Home Loan Mortgage Corp., 5.500%, 7/1/49	2,045,434
315,564	Federal Home Loan Mortgage Corp., 5.500%, 3/1/53	305,917
498,713	Federal Home Loan Mortgage Corp., 5.500%, 3/1/53	482,193
307,552	Federal Home Loan Mortgage Corp., 5.500%, 3/1/53	297,703
162,069	Federal Home Loan Mortgage Corp., 5.500%, 4/1/53	156,710
199,944	Federal Home Loan Mortgage Corp., 5.500%, 4/1/53	193,503
145,301	Federal Home Loan Mortgage Corp., 5.500%, 4/1/53	140,706
361,318	Federal Home Loan Mortgage Corp., 5.500%, 4/1/53	350,255
734,927	Federal Home Loan Mortgage Corp., 5.500%, 4/1/53	711,117
14,858	Federal Home Loan Mortgage Corp., 6.000%, 1/1/33	14,692
1,701	Federal Home Loan Mortgage Corp., 6.000%, 3/1/33	1,682
10,297	Federal Home Loan Mortgage Corp., 6.000%, 3/1/33	10,181
17,481	Federal Home Loan Mortgage Corp., 6.000%, 1/1/34	17,755
45,533	Federal Home Loan Mortgage Corp., 6.000%, 6/1/35	45,036
17,468	Federal Home Loan Mortgage Corp., 6.000%, 12/1/36	17,404
1,536	Federal Home Loan Mortgage Corp., 6.000%, 10/1/37	1,530
42,006	Federal Home Loan Mortgage Corp., 6.000%, 12/1/37	42,757
648,511	Federal Home Loan Mortgage Corp., 6.000%, 10/1/52	646,228
326,540	Federal Home Loan Mortgage Corp., 6.000%, 3/1/53	327,059
253,937	Federal Home Loan Mortgage Corp., 6.000%, 3/1/53	252,328
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2363

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
189,328	Federal Home Loan Mortgage Corp., 6.000%, 4/1/53	$ 189,889
235,001	Federal Home Loan Mortgage Corp., 6.000%, 4/1/53	232,367
148,342	Federal Home Loan Mortgage Corp., 6.000%, 4/1/53	146,586
163,932	Federal Home Loan Mortgage Corp., 6.000%, 4/1/53	162,409
498,813	Federal Home Loan Mortgage Corp., 6.000%, 7/1/53	492,488
3,716,178	Federal Home Loan Mortgage Corp., 6.000%, 7/1/53	3,668,675
17,316,118	Federal Home Loan Mortgage Corp., 6.000%, 8/1/53	17,094,768
1,541	Federal Home Loan Mortgage Corp., 6.500%, 9/1/32	1,551
840,671	Federal Home Loan Mortgage Corp., 6.500%, 1/1/53	847,403
5,423,303	Federal Home Loan Mortgage Corp., 6.500%, 2/1/53	5,583,092
186,205	Federal Home Loan Mortgage Corp., 6.500%, 4/1/53	188,955
148,422	Federal Home Loan Mortgage Corp., 6.500%, 4/1/53	149,837
13,000,000	Federal Home Loan Mortgage Corp., 6.500%, 10/1/53	13,062,798
31,419,678	Federal National Mortgage Association, 1.500%, 11/1/41	24,252,547
5,345,954	Federal National Mortgage Association, 1.500%, 1/1/42	4,126,409
7,262,976	Federal National Mortgage Association, 1.500%, 2/1/42	5,606,070
2,694,550	Federal National Mortgage Association, 1.500%, 3/1/42	2,079,825
6,000,000	Federal National Mortgage Association, 2.000%, 10/15/38 (TBA)	5,144,414
10,514,703	Federal National Mortgage Association, 2.000%, 12/1/41	8,360,886
551,945	Federal National Mortgage Association, 2.000%, 2/1/42	437,362
195,983	Federal National Mortgage Association, 2.000%, 2/1/42	155,153
640,047	Federal National Mortgage Association, 2.000%, 11/1/50	496,271
The accompanying notes are an integral part of these financial statements.
64Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
328,797	Federal National Mortgage Association, 2.000%, 1/1/51	$ 257,660
5,478,993	Federal National Mortgage Association, 2.000%, 11/1/51	4,244,102
3,754,637	Federal National Mortgage Association, 2.000%, 3/1/52	2,863,710
7,000,000	Federal National Mortgage Association, 2.500%, 10/1/38 (TBA)	6,167,656
620,350	Federal National Mortgage Association, 2.500%, 9/1/50	501,924
1,978,716	Federal National Mortgage Association, 2.500%, 9/1/50	1,597,011
271,149	Federal National Mortgage Association, 2.500%, 9/1/50	221,196
183,154	Federal National Mortgage Association, 2.500%, 10/1/50	149,442
22,826,513	Federal National Mortgage Association, 2.500%, 5/1/51	18,422,559
5,958,274	Federal National Mortgage Association, 2.500%, 11/1/51	4,802,722
6,142,844	Federal National Mortgage Association, 2.500%, 12/1/51	4,927,067
12,472,554	Federal National Mortgage Association, 2.500%, 1/1/52	10,002,344
1,401,404	Federal National Mortgage Association, 2.500%, 2/1/52	1,128,902
356,802	Federal National Mortgage Association, 2.500%, 4/1/52	286,625
29,000,000	Federal National Mortgage Association, 2.500%, 10/1/53 (TBA)	23,015,302
37,660	Federal National Mortgage Association, 3.000%, 5/1/46	31,839
61,992	Federal National Mortgage Association, 3.000%, 10/1/46	52,408
178,104	Federal National Mortgage Association, 3.000%, 11/1/46	150,505
95,302	Federal National Mortgage Association, 3.000%, 11/1/46	80,805
39,051	Federal National Mortgage Association, 3.000%, 1/1/47	33,016
37,584	Federal National Mortgage Association, 3.000%, 3/1/47	31,830
428,213	Federal National Mortgage Association, 3.000%, 3/1/47	358,308
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2365

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
1,628,896	Federal National Mortgage Association, 3.000%, 3/1/47	$ 1,381,276
1,028,556	Federal National Mortgage Association, 3.000%, 4/1/47	869,305
1,814,457	Federal National Mortgage Association, 3.000%, 5/1/48	1,519,524
10,804,859	Federal National Mortgage Association, 3.000%, 1/1/52	9,055,790
14,669,661	Federal National Mortgage Association, 3.000%, 3/1/52	12,390,127
1,968,779	Federal National Mortgage Association, 3.000%, 6/1/52	1,629,243
3,093,863	Federal National Mortgage Association, 3.000%, 2/1/57	2,535,279
723,490	Federal National Mortgage Association, 3.500%, 9/1/45	639,262
665,548	Federal National Mortgage Association, 3.500%, 6/1/46	586,325
520,516	Federal National Mortgage Association, 3.500%, 9/1/46	461,279
2,895,187	Federal National Mortgage Association, 3.500%, 3/1/52	2,522,384
5,534,363	Federal National Mortgage Association, 3.500%, 3/1/52	4,768,684
559,425	Federal National Mortgage Association, 3.500%, 4/1/52	481,585
2,281,218	Federal National Mortgage Association, 3.500%, 4/1/52	1,963,410
962,508	Federal National Mortgage Association, 3.500%, 4/1/52	836,458
4,082,299	Federal National Mortgage Association, 3.500%, 5/1/52	3,541,796
481,774	Federal National Mortgage Association, 3.500%, 5/1/52	422,939
3,766,410	Federal National Mortgage Association, 3.500%, 6/1/52	3,267,215
1,368,559	Federal National Mortgage Association, 3.500%, 9/1/55	1,201,438
7,157,696	Federal National Mortgage Association, 3.500%, 8/1/58	6,087,483
2,972	Federal National Mortgage Association, 4.000%, 12/1/30	2,759
355,544	Federal National Mortgage Association, 4.000%, 9/1/37	325,560
The accompanying notes are an integral part of these financial statements.
66Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
3,683,299	Federal National Mortgage Association, 4.000%, 10/1/40	$ 3,372,545
1,443,386	Federal National Mortgage Association, 4.000%, 12/1/40	1,321,610
2,113	Federal National Mortgage Association, 4.000%, 11/1/41	1,935
497,303	Federal National Mortgage Association, 4.000%, 11/1/41	455,341
4,058,341	Federal National Mortgage Association, 4.000%, 12/1/41	3,715,753
11,193	Federal National Mortgage Association, 4.000%, 12/1/41	10,290
1,321,273	Federal National Mortgage Association, 4.000%, 1/1/42	1,209,717
1,482,426	Federal National Mortgage Association, 4.000%, 4/1/42	1,357,300
55,392	Federal National Mortgage Association, 4.000%, 7/1/42	50,715
49,253	Federal National Mortgage Association, 4.000%, 6/1/44	44,967
18,729	Federal National Mortgage Association, 4.000%, 6/1/45	17,258
104,823	Federal National Mortgage Association, 4.000%, 7/1/45	95,710
174,299	Federal National Mortgage Association, 4.000%, 7/1/50	156,086
31,225	Federal National Mortgage Association, 4.000%, 10/1/50	27,984
105,057	Federal National Mortgage Association, 4.000%, 11/1/50	94,363
823,381	Federal National Mortgage Association, 4.000%, 11/1/50	738,424
423,851	Federal National Mortgage Association, 4.000%, 12/1/50	379,312
36,351	Federal National Mortgage Association, 4.000%, 1/1/51	32,611
9,194	Federal National Mortgage Association, 4.000%, 1/1/51	8,256
182,823	Federal National Mortgage Association, 4.000%, 1/1/51	163,349
95,707	Federal National Mortgage Association, 4.000%, 2/1/51	85,912
262,042	Federal National Mortgage Association, 4.000%, 2/1/51	234,407
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2367

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
311,499	Federal National Mortgage Association, 4.000%, 4/1/51	$ 278,792
29,393	Federal National Mortgage Association, 4.000%, 5/1/51	26,289
623,301	Federal National Mortgage Association, 4.000%, 6/1/51	557,035
157,047	Federal National Mortgage Association, 4.000%, 7/1/51	141,497
1,787,200	Federal National Mortgage Association, 4.000%, 7/1/51	1,595,493
97,452	Federal National Mortgage Association, 4.000%, 8/1/51	86,993
63,500	Federal National Mortgage Association, 4.000%, 9/1/51	56,726
207,656	Federal National Mortgage Association, 4.000%, 6/1/52	185,014
37,520	Federal National Mortgage Association, 4.000%, 7/1/56	33,535
67,572	Federal National Mortgage Association, 4.000%, 1/1/57	60,310
13,000,000	Federal National Mortgage Association, 4.500%, 10/15/38 (TBA)	12,459,242
1,078,140	Federal National Mortgage Association, 4.500%, 11/1/40	1,017,067
3,046,201	Federal National Mortgage Association, 4.500%, 12/1/40	2,877,716
115,640	Federal National Mortgage Association, 4.500%, 3/1/41	108,638
3,230	Federal National Mortgage Association, 4.500%, 4/1/41	3,052
1,599,026	Federal National Mortgage Association, 4.500%, 5/1/41	1,510,501
652,064	Federal National Mortgage Association, 4.500%, 7/1/41	615,966
2,218,657	Federal National Mortgage Association, 4.500%, 8/1/41	2,092,978
238,137	Federal National Mortgage Association, 4.500%, 9/1/41	224,643
32,211	Federal National Mortgage Association, 4.500%, 3/1/43	30,428
753,995	Federal National Mortgage Association, 4.500%, 9/1/43	712,239
3,336,549	Federal National Mortgage Association, 4.500%, 9/1/43	3,152,014
The accompanying notes are an integral part of these financial statements.
68Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
2,283,282	Federal National Mortgage Association, 4.500%, 1/1/44	$ 2,156,983
1,027,503	Federal National Mortgage Association, 4.500%, 3/1/44	972,064
9,055,645	Federal National Mortgage Association, 4.500%, 7/1/44	8,507,559
225,600	Federal National Mortgage Association, 4.500%, 1/1/47	210,811
1,297,859	Federal National Mortgage Association, 4.500%, 8/1/47	1,217,896
821,249	Federal National Mortgage Association, 5.000%, 6/1/35	804,679
263,998	Federal National Mortgage Association, 5.000%, 7/1/35	258,506
634,151	Federal National Mortgage Association, 5.000%, 7/1/35	621,341
259,172	Federal National Mortgage Association, 5.000%, 8/1/35	253,943
84,575	Federal National Mortgage Association, 5.000%, 5/1/38	82,761
19,000,000	Federal National Mortgage Association, 5.000%, 10/1/38 (TBA)	18,501,250
303,858	Federal National Mortgage Association, 5.000%, 1/1/39	296,002
190,706	Federal National Mortgage Association, 5.000%, 7/1/39	186,618
193,534	Federal National Mortgage Association, 5.000%, 7/1/39	189,379
22,375	Federal National Mortgage Association, 5.000%, 7/1/39	21,567
540,083	Federal National Mortgage Association, 5.000%, 6/1/40	527,980
54,792	Federal National Mortgage Association, 5.000%, 6/1/40	53,616
345,955	Federal National Mortgage Association, 5.000%, 7/1/40	337,586
200,712	Federal National Mortgage Association, 5.000%, 10/1/40	196,199
89,769	Federal National Mortgage Association, 5.000%, 5/1/41	86,531
87,596	Federal National Mortgage Association, 5.000%, 7/1/41	85,719
121,762	Federal National Mortgage Association, 5.000%, 12/1/41	116,902
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2369

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
2,110,277	Federal National Mortgage Association, 5.000%, 9/1/43	$ 2,044,948
6,465,511	Federal National Mortgage Association, 5.000%, 11/1/44	6,326,744
2,138,532	Federal National Mortgage Association, 5.000%, 10/1/50	2,046,340
1,826,754	Federal National Mortgage Association, 5.000%, 6/1/52	1,744,081
4,730,814	Federal National Mortgage Association, 5.000%, 8/1/52	4,464,952
266,432	Federal National Mortgage Association, 5.000%, 2/1/53	251,629
439,476	Federal National Mortgage Association, 5.000%, 2/1/53	415,001
566,378	Federal National Mortgage Association, 5.000%, 2/1/53	534,866
1,063,698	Federal National Mortgage Association, 5.000%, 3/1/53	1,003,548
250,341	Federal National Mortgage Association, 5.000%, 3/1/53	236,418
1,060,026	Federal National Mortgage Association, 5.000%, 4/1/53	1,001,000
135,023	Federal National Mortgage Association, 5.000%, 4/1/53	127,757
161,065	Federal National Mortgage Association, 5.000%, 4/1/53	152,116
806,083	Federal National Mortgage Association, 5.000%, 4/1/53	760,840
4,775	Federal National Mortgage Association, 5.500%, 5/1/33	4,638
3,159	Federal National Mortgage Association, 5.500%, 6/1/33	3,095
11,446	Federal National Mortgage Association, 5.500%, 7/1/33	11,388
24,604	Federal National Mortgage Association, 5.500%, 4/1/34	24,478
3,890	Federal National Mortgage Association, 5.500%, 10/1/35	3,858
46,480	Federal National Mortgage Association, 5.500%, 12/1/35	45,821
20,230	Federal National Mortgage Association, 5.500%, 3/1/36	19,849
22,000,000	Federal National Mortgage Association, 5.500%, 10/15/38 (TBA)	21,763,672
The accompanying notes are an integral part of these financial statements.
70Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
532,396	Federal National Mortgage Association, 5.500%, 5/1/49	$ 522,095
1,709,368	Federal National Mortgage Association, 5.500%, 4/1/50	1,677,948
3,974,915	Federal National Mortgage Association, 5.500%, 4/1/50	3,901,851
450,580	Federal National Mortgage Association, 5.500%, 11/1/52	435,982
1,871,336	Federal National Mortgage Association, 5.500%, 1/1/53	1,816,995
2,364,811	Federal National Mortgage Association, 5.500%, 1/1/53	2,301,165
1,089,942	Federal National Mortgage Association, 5.500%, 1/1/53	1,059,227
1,678,941	Federal National Mortgage Association, 5.500%, 2/1/53	1,624,266
254,747	Federal National Mortgage Association, 5.500%, 2/1/53	247,534
594,335	Federal National Mortgage Association, 5.500%, 2/1/53	577,257
1,067,206	Federal National Mortgage Association, 5.500%, 3/1/53	1,031,818
1,270,218	Federal National Mortgage Association, 5.500%, 4/1/53	1,229,472
1,141,582	Federal National Mortgage Association, 5.500%, 4/1/53	1,104,597
207,877	Federal National Mortgage Association, 5.500%, 4/1/53	202,080
303,598	Federal National Mortgage Association, 5.500%, 4/1/53	294,400
591,127	Federal National Mortgage Association, 5.500%, 4/1/53	571,657
497,267	Federal National Mortgage Association, 5.500%, 4/1/53	481,649
280,518	Federal National Mortgage Association, 5.500%, 4/1/53	272,011
1,006,410	Federal National Mortgage Association, 5.500%, 6/1/53	972,975
226,126	Federal National Mortgage Association, 5.500%, 6/1/53	218,651
12,010,731	Federal National Mortgage Association, 5.500%, 8/1/53	11,611,562
13,006,000	Federal National Mortgage Association, 5.500%, 9/1/53	12,573,754
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2371

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
2,615,000	Federal National Mortgage Association, 5.500%, 9/1/53	$ 2,528,092
2,779,000	Federal National Mortgage Association, 5.500%, 9/1/53	2,686,642
6,500,000	Federal National Mortgage Association, 5.500%, 10/1/53	6,283,977
351	Federal National Mortgage Association, 6.000%, 3/1/32	354
608	Federal National Mortgage Association, 6.000%, 10/1/32	612
2,637	Federal National Mortgage Association, 6.000%, 11/1/32	2,605
7,437	Federal National Mortgage Association, 6.000%, 12/1/32	7,344
2,777	Federal National Mortgage Association, 6.000%, 1/1/33	2,802
1,420	Federal National Mortgage Association, 6.000%, 3/1/33	1,435
9,070	Federal National Mortgage Association, 6.000%, 5/1/33	8,962
22,246	Federal National Mortgage Association, 6.000%, 12/1/33	22,573
17,670	Federal National Mortgage Association, 6.000%, 1/1/34	17,886
98,555	Federal National Mortgage Association, 6.000%, 6/1/37	99,280
35,648	Federal National Mortgage Association, 6.000%, 12/1/37	36,202
60,260	Federal National Mortgage Association, 6.000%, 4/1/38	61,254
13,749	Federal National Mortgage Association, 6.000%, 7/1/38	13,577
1,688,074	Federal National Mortgage Association, 6.000%, 1/1/53	1,687,863
536,109	Federal National Mortgage Association, 6.000%, 1/1/53	533,230
252,672	Federal National Mortgage Association, 6.000%, 1/1/53	251,002
2,146,564	Federal National Mortgage Association, 6.000%, 1/1/53	2,132,384
589,933	Federal National Mortgage Association, 6.000%, 2/1/53	583,485
189,757	Federal National Mortgage Association, 6.000%, 2/1/53	190,202
The accompanying notes are an integral part of these financial statements.
72Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
372,836	Federal National Mortgage Association, 6.000%, 3/1/53	$ 368,509
254,887	Federal National Mortgage Association, 6.000%, 3/1/53	252,168
144,843	Federal National Mortgage Association, 6.000%, 3/1/53	143,355
197,166	Federal National Mortgage Association, 6.000%, 3/1/53	195,397
348,260	Federal National Mortgage Association, 6.000%, 4/1/53	344,219
3,327,729	Federal National Mortgage Association, 6.000%, 5/1/53	3,327,319
1,862,394	Federal National Mortgage Association, 6.000%, 5/1/53	1,848,047
199,382	Federal National Mortgage Association, 6.000%, 6/1/53	197,695
198,082	Federal National Mortgage Association, 6.000%, 6/1/53	197,110
199,495	Federal National Mortgage Association, 6.000%, 6/1/53	197,625
199,496	Federal National Mortgage Association, 6.000%, 6/1/53	196,982
199,496	Federal National Mortgage Association, 6.000%, 6/1/53	197,242
298,632	Federal National Mortgage Association, 6.000%, 6/1/53	295,395
338,499	Federal National Mortgage Association, 6.000%, 6/1/53	336,571
299,130	Federal National Mortgage Association, 6.000%, 6/1/53	296,414
3,631,786	Federal National Mortgage Association, 6.000%, 8/1/53	3,585,361
10,100,000	Federal National Mortgage Association, 6.000%, 9/1/53	9,970,890
1,391,719	Federal National Mortgage Association, 6.000%, 9/1/53	1,373,929
26,900,000	Federal National Mortgage Association, 6.000%, 10/1/53	26,556,136
264	Federal National Mortgage Association, 6.500%, 5/1/31	265
92	Federal National Mortgage Association, 6.500%, 6/1/31	93
204	Federal National Mortgage Association, 6.500%, 2/1/32	209
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2373

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
1,461	Federal National Mortgage Association, 6.500%, 3/1/32	$ 1,469
583	Federal National Mortgage Association, 6.500%, 8/1/32	591
170,823	Federal National Mortgage Association, 6.500%, 2/1/53	172,857
1,330,622	Federal National Mortgage Association, 6.500%, 3/1/53	1,350,152
264,138	Federal National Mortgage Association, 6.500%, 3/1/53	267,950
943,601	Federal National Mortgage Association, 6.500%, 3/1/53	954,513
208,034	Federal National Mortgage Association, 6.500%, 4/1/53	210,267
195,939	Federal National Mortgage Association, 6.500%, 4/1/53	200,167
220,777	Federal National Mortgage Association, 6.500%, 4/1/53	222,824
161	Federal National Mortgage Association, 7.000%, 5/1/28	161
91	Federal National Mortgage Association, 7.000%, 2/1/29	92
226	Federal National Mortgage Association, 7.000%, 7/1/31	223
88	Federal National Mortgage Association, 7.500%, 1/1/28	87
13,300,000	Government National Mortgage Association, 3.000%, 10/15/53 (TBA)	11,270,711
14,281,000	Government National Mortgage Association, 3.500%, 10/15/53 (TBA)	12,508,148
6,000,000	Government National Mortgage Association, 5.000%, 10/15/53 (TBA)	5,685,469
13,000,000	Government National Mortgage Association, 5.500%, 10/15/53 (TBA)	12,615,078
19,000,000	Government National Mortgage Association, 6.000%, 10/15/53 (TBA)	18,826,328
6,000,000	Government National Mortgage Association, 6.500%, 10/15/53 (TBA)	6,033,750
440,886	Government National Mortgage Association I, 3.500%, 10/15/42	396,158
1,599	Government National Mortgage Association I, 4.000%, 3/15/39	1,486
2,807	Government National Mortgage Association I, 4.000%, 4/15/39	2,575
The accompanying notes are an integral part of these financial statements.
74Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
2,596	Government National Mortgage Association I, 4.000%, 4/15/39	$ 2,401
4,072	Government National Mortgage Association I, 4.000%, 7/15/39	3,730
3,441	Government National Mortgage Association I, 4.000%, 1/15/40	3,167
59,597	Government National Mortgage Association I, 4.000%, 4/15/40	54,854
96,963	Government National Mortgage Association I, 4.000%, 7/15/40	88,772
64,156	Government National Mortgage Association I, 4.000%, 8/15/40	59,050
36,020	Government National Mortgage Association I, 4.000%, 8/15/40	32,974
17,374	Government National Mortgage Association I, 4.000%, 9/15/40	15,990
20,675	Government National Mortgage Association I, 4.000%, 10/15/40	19,171
5,004	Government National Mortgage Association I, 4.000%, 10/15/40	4,613
2,965	Government National Mortgage Association I, 4.000%, 10/15/40	2,744
2,159	Government National Mortgage Association I, 4.000%, 11/15/40	1,997
28,567	Government National Mortgage Association I, 4.000%, 11/15/40	26,475
65,191	Government National Mortgage Association I, 4.000%, 11/15/40	60,000
67,408	Government National Mortgage Association I, 4.000%, 11/15/40	61,707
361,289	Government National Mortgage Association I, 4.000%, 12/15/40	332,532
2,645	Government National Mortgage Association I, 4.000%, 12/15/40	2,435
2,735	Government National Mortgage Association I, 4.000%, 12/15/40	2,517
1,125	Government National Mortgage Association I, 4.000%, 1/15/41	1,035
12,436	Government National Mortgage Association I, 4.000%, 1/15/41	11,513
19,993	Government National Mortgage Association I, 4.000%, 1/15/41	18,445
4,965	Government National Mortgage Association I, 4.000%, 2/15/41	4,570
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2375

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
234,061	Government National Mortgage Association I, 4.000%, 2/15/41	$ 215,420
23,049	Government National Mortgage Association I, 4.000%, 3/15/41	21,348
5,496	Government National Mortgage Association I, 4.000%, 4/15/41	5,086
11,851	Government National Mortgage Association I, 4.000%, 5/15/41	10,893
4,533	Government National Mortgage Association I, 4.000%, 5/15/41	4,156
1,097	Government National Mortgage Association I, 4.000%, 6/15/41	1,012
734	Government National Mortgage Association I, 4.000%, 6/15/41	681
567,215	Government National Mortgage Association I, 4.000%, 6/15/41	519,236
13,202	Government National Mortgage Association I, 4.000%, 7/15/41	12,216
2,725	Government National Mortgage Association I, 4.000%, 7/15/41	2,530
90,704	Government National Mortgage Association I, 4.000%, 7/15/41	83,926
49,076	Government National Mortgage Association I, 4.000%, 7/15/41	45,215
28,008	Government National Mortgage Association I, 4.000%, 7/15/41	25,776
3,417	Government National Mortgage Association I, 4.000%, 8/15/41	3,134
36,154	Government National Mortgage Association I, 4.000%, 8/15/41	33,274
2,464	Government National Mortgage Association I, 4.000%, 8/15/41	2,256
24,995	Government National Mortgage Association I, 4.000%, 9/15/41	23,005
4,501	Government National Mortgage Association I, 4.000%, 9/15/41	4,165
10,917	Government National Mortgage Association I, 4.000%, 9/15/41	10,016
5,607	Government National Mortgage Association I, 4.000%, 9/15/41	5,188
74	Government National Mortgage Association I, 4.000%, 9/15/41	69
177,510	Government National Mortgage Association I, 4.000%, 9/15/41	163,373
The accompanying notes are an integral part of these financial statements.
76Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
102,822	Government National Mortgage Association I, 4.000%, 9/15/41	$ 94,382
2,466	Government National Mortgage Association I, 4.000%, 9/15/41	2,287
2,324	Government National Mortgage Association I, 4.000%, 10/15/41	2,157
1,754	Government National Mortgage Association I, 4.000%, 10/15/41	1,614
5,602	Government National Mortgage Association I, 4.000%, 10/15/41	5,168
5,439	Government National Mortgage Association I, 4.000%, 10/15/41	5,013
3,438	Government National Mortgage Association I, 4.000%, 10/15/41	3,166
3,939	Government National Mortgage Association I, 4.000%, 11/15/41	3,645
82,277	Government National Mortgage Association I, 4.000%, 11/15/41	75,907
5,613	Government National Mortgage Association I, 4.000%, 11/15/41	5,166
11,594	Government National Mortgage Association I, 4.000%, 12/15/41	10,585
4,294	Government National Mortgage Association I, 4.000%, 12/15/41	3,973
5,376	Government National Mortgage Association I, 4.000%, 12/15/41	4,948
414,465	Government National Mortgage Association I, 4.000%, 1/15/42	383,489
1,754	Government National Mortgage Association I, 4.000%, 2/15/42	1,624
71,125	Government National Mortgage Association I, 4.000%, 2/15/42	65,528
25,687	Government National Mortgage Association I, 4.000%, 2/15/42	23,565
991	Government National Mortgage Association I, 4.000%, 2/15/42	909
4,729	Government National Mortgage Association I, 4.000%, 2/15/42	4,377
744,621	Government National Mortgage Association I, 4.000%, 5/15/42	685,292
36,243	Government National Mortgage Association I, 4.000%, 6/15/42	33,642
28,606	Government National Mortgage Association I, 4.000%, 6/15/42	26,327
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2377

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
21,822	Government National Mortgage Association I, 4.000%, 6/15/42	$ 20,191
4,182	Government National Mortgage Association I, 4.000%, 10/15/42	3,873
235,292	Government National Mortgage Association I, 4.000%, 4/15/43	217,920
110,749	Government National Mortgage Association I, 4.000%, 5/15/43	102,472
1,359	Government National Mortgage Association I, 4.000%, 5/15/43	1,244
22,823	Government National Mortgage Association I, 4.000%, 6/15/43	20,925
137,092	Government National Mortgage Association I, 4.000%, 8/15/43	126,169
60,146	Government National Mortgage Association I, 4.000%, 9/15/43	55,475
3,109	Government National Mortgage Association I, 4.000%, 9/15/43	2,864
42,885	Government National Mortgage Association I, 4.000%, 2/15/44	39,807
25,960	Government National Mortgage Association I, 4.000%, 3/15/44	24,062
623,290	Government National Mortgage Association I, 4.000%, 3/15/44	573,618
948,852	Government National Mortgage Association I, 4.000%, 3/15/44	873,848
32,778	Government National Mortgage Association I, 4.000%, 3/15/44	30,327
16,966	Government National Mortgage Association I, 4.000%, 3/15/44	15,668
178,525	Government National Mortgage Association I, 4.000%, 3/15/44	165,705
296,862	Government National Mortgage Association I, 4.000%, 4/15/44	271,742
183,443	Government National Mortgage Association I, 4.000%, 4/15/44	167,916
2,291	Government National Mortgage Association I, 4.000%, 4/15/44	2,109
34,980	Government National Mortgage Association I, 4.000%, 4/15/44	32,364
69,490	Government National Mortgage Association I, 4.000%, 5/15/44	63,711
307,105	Government National Mortgage Association I, 4.000%, 8/15/44	281,110
The accompanying notes are an integral part of these financial statements.
78Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
13,703	Government National Mortgage Association I, 4.000%, 8/15/44	$ 12,509
322,915	Government National Mortgage Association I, 4.000%, 8/15/44	297,179
79,409	Government National Mortgage Association I, 4.000%, 8/15/44	72,769
15,555	Government National Mortgage Association I, 4.000%, 8/15/44	14,349
947,804	Government National Mortgage Association I, 4.000%, 9/15/44	872,256
66,878	Government National Mortgage Association I, 4.000%, 9/15/44	61,695
205,755	Government National Mortgage Association I, 4.000%, 9/15/44	190,293
2,616	Government National Mortgage Association I, 4.000%, 9/15/44	2,407
55,407	Government National Mortgage Association I, 4.000%, 9/15/44	51,303
113,497	Government National Mortgage Association I, 4.000%, 9/15/44	105,012
499,369	Government National Mortgage Association I, 4.000%, 9/15/44	459,562
58,023	Government National Mortgage Association I, 4.000%, 9/15/44	52,966
32,795	Government National Mortgage Association I, 4.000%, 9/15/44	30,247
67,747	Government National Mortgage Association I, 4.000%, 9/15/44	62,347
587,810	Government National Mortgage Association I, 4.000%, 9/15/44	543,868
1,354,240	Government National Mortgage Association I, 4.000%, 9/15/44	1,239,590
29,057	Government National Mortgage Association I, 4.000%, 10/15/44	26,741
8,412	Government National Mortgage Association I, 4.000%, 11/15/44	7,783
6,341	Government National Mortgage Association I, 4.000%, 11/15/44	5,815
31,921	Government National Mortgage Association I, 4.000%, 11/15/44	29,549
4,150	Government National Mortgage Association I, 4.000%, 11/15/44	3,805
188,320	Government National Mortgage Association I, 4.000%, 12/15/44	174,410
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2379

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
42,774	Government National Mortgage Association I, 4.000%, 12/15/44	$ 39,448
19,325	Government National Mortgage Association I, 4.000%, 12/15/44	17,880
3,672	Government National Mortgage Association I, 4.000%, 12/15/44	3,362
58,979	Government National Mortgage Association I, 4.000%, 12/15/44	54,073
172,154	Government National Mortgage Association I, 4.000%, 1/15/45	157,579
328,877	Government National Mortgage Association I, 4.000%, 1/15/45	301,032
57,460	Government National Mortgage Association I, 4.000%, 1/15/45	52,680
281,360	Government National Mortgage Association I, 4.000%, 1/15/45	257,969
28,521	Government National Mortgage Association I, 4.000%, 2/15/45	26,473
98,311	Government National Mortgage Association I, 4.000%, 2/15/45	90,697
64,135	Government National Mortgage Association I, 4.000%, 2/15/45	59,339
41,995	Government National Mortgage Association I, 4.000%, 2/15/45	38,502
131,067	Government National Mortgage Association I, 4.000%, 2/15/45	120,164
68,055	Government National Mortgage Association I, 4.000%, 4/15/45	63,167
45,545	Government National Mortgage Association I, 4.000%, 5/15/45	42,139
15,519	Government National Mortgage Association I, 4.000%, 7/15/45	14,205
55,381	Government National Mortgage Association I, 4.000%, 9/15/45	51,020
35,710	Government National Mortgage Association I, 4.500%, 9/15/33	33,945
47,897	Government National Mortgage Association I, 4.500%, 10/15/33	45,379
20,431	Government National Mortgage Association I, 4.500%, 4/15/35	19,307
455,468	Government National Mortgage Association I, 4.500%, 3/15/38	435,599
165,294	Government National Mortgage Association I, 4.500%, 1/15/40	158,080
The accompanying notes are an integral part of these financial statements.
80Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
247,553	Government National Mortgage Association I, 4.500%, 6/15/40	$ 235,852
87,706	Government National Mortgage Association I, 4.500%, 9/15/40	83,791
411,811	Government National Mortgage Association I, 4.500%, 11/15/40	392,893
562,982	Government National Mortgage Association I, 4.500%, 6/15/41	539,071
104,718	Government National Mortgage Association I, 4.500%, 6/15/41	99,362
154,093	Government National Mortgage Association I, 4.500%, 7/15/41	146,443
236,846	Government National Mortgage Association I, 4.500%, 8/15/41	224,016
134,864	Government National Mortgage Association I, 5.000%, 9/15/33	131,557
48,302	Government National Mortgage Association I, 5.125%, 10/15/38	46,704
27,895	Government National Mortgage Association I, 5.500%, 7/15/33	27,204
45,229	Government National Mortgage Association I, 5.500%, 1/15/34	44,368
35,054	Government National Mortgage Association I, 5.500%, 4/15/34	34,694
60,087	Government National Mortgage Association I, 5.500%, 7/15/34	59,223
67,228	Government National Mortgage Association I, 5.500%, 10/15/34	65,435
43,552	Government National Mortgage Association I, 5.500%, 1/15/35	42,569
74,209	Government National Mortgage Association I, 5.500%, 2/15/35	73,345
71,651	Government National Mortgage Association I, 5.500%, 2/15/35	69,645
12,268	Government National Mortgage Association I, 5.500%, 6/15/35	11,971
14,155	Government National Mortgage Association I, 5.500%, 12/15/35	13,750
3	Government National Mortgage Association I, 5.500%, 2/15/37	3
8,564	Government National Mortgage Association I, 5.500%, 3/15/37	8,317
40,816	Government National Mortgage Association I, 5.500%, 3/15/37	39,620
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2381

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
123,565	Government National Mortgage Association I, 5.750%, 10/15/38	$ 121,409
16,335	Government National Mortgage Association I, 5.750%, 10/15/38	16,156
32,201	Government National Mortgage Association I, 6.000%, 8/15/32	32,634
26,730	Government National Mortgage Association I, 6.000%, 1/15/33	27,254
23,873	Government National Mortgage Association I, 6.000%, 2/15/33	24,342
41,169	Government National Mortgage Association I, 6.000%, 2/15/33	41,748
1,819	Government National Mortgage Association I, 6.000%, 3/15/33	1,801
11,111	Government National Mortgage Association I, 6.000%, 3/15/33	11,104
30,816	Government National Mortgage Association I, 6.000%, 3/15/33	30,858
5,878	Government National Mortgage Association I, 6.000%, 5/15/33	5,822
42,388	Government National Mortgage Association I, 6.000%, 5/15/33	42,040
41,436	Government National Mortgage Association I, 6.000%, 5/15/33	41,039
23,739	Government National Mortgage Association I, 6.000%, 6/15/33	23,916
47,768	Government National Mortgage Association I, 6.000%, 6/15/33	47,901
54,049	Government National Mortgage Association I, 6.000%, 7/15/33	54,100
21,250	Government National Mortgage Association I, 6.000%, 7/15/33	21,075
14,434	Government National Mortgage Association I, 6.000%, 9/15/33	14,296
57,090	Government National Mortgage Association I, 6.000%, 11/15/33	56,543
12,891	Government National Mortgage Association I, 6.000%, 1/15/34	12,938
108,215	Government National Mortgage Association I, 6.000%, 10/15/37	109,147
128,785	Government National Mortgage Association I, 6.000%, 7/15/38	131,992
3,004	Government National Mortgage Association I, 6.500%, 1/15/29	3,024
The accompanying notes are an integral part of these financial statements.
82Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
344	Government National Mortgage Association I, 6.500%, 5/15/29	$ 347
900	Government National Mortgage Association I, 6.500%, 10/15/31	906
82	Government National Mortgage Association I, 6.500%, 12/15/31	83
694	Government National Mortgage Association I, 6.500%, 2/15/32	703
334	Government National Mortgage Association I, 6.500%, 3/15/32	339
2,506	Government National Mortgage Association I, 6.500%, 5/15/32	2,603
1,898	Government National Mortgage Association I, 6.500%, 6/15/32	1,911
2,252	Government National Mortgage Association I, 6.500%, 7/15/32	2,267
1,157	Government National Mortgage Association I, 6.500%, 7/15/32	1,164
826	Government National Mortgage Association I, 6.500%, 8/15/32	831
10,531	Government National Mortgage Association I, 6.500%, 8/15/32	10,602
1,278	Government National Mortgage Association I, 6.500%, 8/15/32	1,289
14,094	Government National Mortgage Association I, 6.500%, 9/15/32	14,186
23,418	Government National Mortgage Association I, 6.500%, 9/15/32	23,571
7,478	Government National Mortgage Association I, 6.500%, 10/15/32	7,527
13,976	Government National Mortgage Association I, 6.500%, 11/15/32	14,124
17,449	Government National Mortgage Association I, 6.500%, 7/15/35	17,567
165	Government National Mortgage Association I, 7.000%, 5/15/29	167
68	Government National Mortgage Association I, 7.000%, 5/15/29	67
152	Government National Mortgage Association I, 7.000%, 5/15/31	150
522,374	Government National Mortgage Association II, 3.500%, 4/20/45	464,915
891,687	Government National Mortgage Association II, 3.500%, 4/20/45	793,624
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2383

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
388,352	Government National Mortgage Association II, 3.500%, 4/20/45	$ 345,650
933,054	Government National Mortgage Association II, 3.500%, 3/20/46	830,883
2,001,123	Government National Mortgage Association II, 4.000%, 10/20/46	1,831,142
906,040	Government National Mortgage Association II, 4.000%, 2/20/48	820,951
1,108,977	Government National Mortgage Association II, 4.000%, 4/20/48	1,006,063
134,194	Government National Mortgage Association II, 4.500%, 12/20/34	127,521
138,072	Government National Mortgage Association II, 4.500%, 1/20/35	131,205
107,987	Government National Mortgage Association II, 4.500%, 3/20/35	102,663
1,042,699	Government National Mortgage Association II, 4.500%, 9/20/41	989,460
1,464,371	Government National Mortgage Association II, 4.500%, 9/20/44	1,395,474
644,406	Government National Mortgage Association II, 4.500%, 10/20/44	612,270
1,262,679	Government National Mortgage Association II, 4.500%, 11/20/44	1,199,737
1,726,062	Government National Mortgage Association II, 4.500%, 10/20/52	1,595,066
9,639,818	Government National Mortgage Association II, 5.000%, 12/20/52	9,135,948
34,039	Government National Mortgage Association II, 5.500%, 3/20/34	33,971
1,727	Government National Mortgage Association II, 5.500%, 10/20/37	1,686
2,879,878	Government National Mortgage Association II, 5.500%, 12/20/52	2,798,703
13,571	Government National Mortgage Association II, 6.000%, 5/20/32	13,817
49,686	Government National Mortgage Association II, 6.000%, 10/20/33	51,204
48	Government National Mortgage Association II, 6.500%, 1/20/28	48
1,008	Government National Mortgage Association II, 7.000%, 1/20/29	1,021
70,000,000(g)	U.S. Treasury Bills, 10/24/23	69,774,293
64,206,200	U.S. Treasury Bonds, 2.250%, 2/15/52	39,401,539
The accompanying notes are an integral part of these financial statements.
84Pioneer Strategic Income Fund | Annual Report | 9/30/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
78,239,600(e)	U.S. Treasury Bonds, 4.375%, 8/15/43	$ 72,995,102
30,573,737	U.S. Treasury Inflation Indexed Bonds, 1.500%, 2/15/53	25,265,432
69,170,000	U.S. Treasury Notes, 3.500%, 2/15/33	63,463,475
190,769,100(e)	U.S. Treasury Notes, 4.500%, 9/30/30	190,828,715
	Total U.S. Government and Agency Obligations (Cost $1,164,262,329)	$1,099,894,083

	SHORT TERM INVESTMENTS — 0.5% of Net Assets
	Repurchase Agreements — 0.5%
15,000,000	Bank of America, 5.3%, dated 9/29/23, to be purchased on 10/2/23 for $15,006,625, collateralized by $15,300,071 U.S. Treasury Note, 3.875%, 3/31/25	$ 15,000,000
		$ 15,000,000

	TOTAL SHORT TERM INVESTMENTS (Cost $15,000,000)	$15,000,000

Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date
	Over The Counter (OTC) Currency Put Options Purchased — 0.0%†
35,150,000	Put EUR/Call USD	Citibank NA	EUR 740,169	EUR 1.02	11/30/23	$ 49,952
84,500,000	Put USD/Call JPY	Goldman Sachs & Co.	USD 3,211,592	USD 125.00	1/5/24	14,551
84,500,000	Put USD/Call JPY	Goldman Sachs & Co.	USD 2,758,080	USD 141.00	1/5/24	514,138
	Total Over The Counter (OTC) Currency Put Options Purchased (Premiums paid $ 6,709,841)					$ 578,641

	TOTAL OPTIONS PURCHASED (Premiums paid $ 6,709,841)					$ 578,641

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 103.2% (Cost $3,762,860,278)					$3,302,687,779
Principal Amount USD ($)
TBA Sales Commitments — (1.4)% of Net Assets
U.S. Government and Agency Obligations — (1.4)%
(7,400,000)	Federal National Mortgage Association, 5.000%, 10/1/53 (TBA)	$ (6,981,438)
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2385

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
(20,800,000)	Federal National Mortgage Association, 5.500%, 10/1/53 (TBA)	$ (20,100,437)
(17,000,000)	Federal National Mortgage Association, 6.000%, 10/1/53 (TBA)	(16,776,875)
(1,000,000)	Government National Mortgage Association, 4.500%, 10/15/53 (TBA)	(923,789)
	TOTAL TBA SALES COMMITMENTS (Proceeds $45,408,594)	$(44,782,539)

Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date
Over The Counter (OTC) Currency Call Option Written — (0.0)%†
(35,150,000)	Call EUR/Put USD	Citibank NA	EUR 740,169	EUR 1.10	11/30/23	$ (39,873)
	Total Over The Counter (OTC) Currency Call Option Written (Premiums received $740,169)					$ (39,873)

	OTHER ASSETS AND LIABILITIES — (1.8)%					$ (56,256,177)
	net assets — 100.0%					$3,201,609,190

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily Small Balance Certificates.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At September 30, 2023, the value of these securities amounted to $1,611,059,541, or 50.3% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at September 30, 2023.
(b)	Non-income producing security.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2023.
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at September 30, 2023.
The accompanying notes are an integral part of these financial statements.
86Pioneer Strategic Income Fund | Annual Report | 9/30/23

(e)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(f)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(g)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(h)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(i)	Security is perpetual in nature and has no stated maturity date.
(j)	Security is in default.
(k)	Issued as participation notes.
(l)	Issued as preference shares.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2023.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Adare Re 2022-2	10/20/2022	$1,800,000	$ 1,987,687
Alamo Re	4/12/2023	750,000	762,225
Alturas Re 2020-3	7/1/2020	—	—
Alturas Re 2021-2	2/16/2021	137,935	—
Alturas Re 2021-3	8/16/2021	44,213	20,686
Alturas Re 2022-2	1/18/2022	494,609	528,109
Aquila Re I	5/10/2023	750,000	762,450
Atlas Capital	5/17/2023	1,250,000	1,261,750
Ballybunion Re 2020	12/31/2019	411,732	677,844
Ballybunion Re 2021-3	8/2/2021	71,590	76,157
Ballybunion Re 2022	3/9/2022	2,408	28,550
Ballybunion Re 2022-2	8/9/2022	3,000,000	3,046,530
Ballybunion Re 2022-3	8/5/2022	3,500,000	3,621,129
Ballybunion Re 2023	3/20/2023	3,000,000	3,252,458
Bantry Re 2021	1/11/2021	64,034	7,864
Bantry Re 2022	2/2/2022	243,345	383,365
Bantry Re 2023	1/12/2023	5,000,000	5,801,756
Berwick Re 2019-1	12/31/2018	1,188,696	1,586,698
Berwick Re 2020-1	9/24/2020	—	200
Berwick Re 2022	12/28/2021	62,578	67,478
Berwick Re 2023	2/1/2023	3,225,964	3,815,792
Bonanza Re	12/15/2020	750,000	669,975
Bonanza Re	3/11/2022	250,000	175,000
Bonanza Re	1/6/2023	250,000	251,375
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2387

Schedule of Investments  |  9/30/23 (continued)
Restricted Securities	Acquisition date	Cost	Value
Cape Lookout Re	4/14/2023	$1,000,000	$ 1,017,100
Carnoustie Re 2020	7/16/2020	44,162	201,824
Clarendon Re 2023	3/20/2023	916,657	1,016,025
Commonwealth Re	6/15/2022	750,000	753,225
Denning Re 2022	7/11/2022	1,166,885	1,253,858
Easton Re Pte	12/15/2020	900,000	901,350
Eccleston Re 2023	7/13/2023	4,000,000	4,681,467
Eden Re II	12/23/2019	578,472	266,000
Eden Re II	1/25/2021	419,183	78,898
Eden Re II	1/21/2022	761,001	568,718
Eden Re II	1/17/2023	3,000,000	3,346,500
FloodSmart Re	2/16/2021	1,000,000	998,100
FloodSmart Re	2/14/2022	1,500,000	1,434,750
Formby Re 2018	7/9/2018	5,438	—
Four Lakes Re	11/5/2020	1,500,000	1,467,000
Four Lakes Re	11/5/2020	1,500,000	1,505,250
Four Lakes Re	12/15/2021	500,000	483,650
Gamboge Re	4/24/2023	4,014,656	4,499,745
Gateway Re	2/3/2023	500,000	526,150
Gateway Re II	4/13/2023	250,000	253,125
Gleneagles Re 2021	1/13/2021	22,875	125
Gleneagles Re 2022	1/18/2022	578,842	617,905
Gullane Re 2018	3/26/2018	—	129,294
Gullane Re 2023	1/20/2023	5,318,293	6,280,511
Harambee Re 2018	12/19/2017	63,696	—
Harambee Re 2019	12/20/2018	—	6,000
Harambee Re 2020	2/27/2020	—	44,700
Herbie Re	10/19/2020	500,000	489,750
Integrity Re	5/9/2022	500,000	450,000
Integrity Re	3/23/2023	1,250,000	1,309,250
International Bank for Reconstruction & Development	2/28/2020	250,000	249,325
Isosceles Re 2023	8/7/2023	234,356	246,750
Isosceles Re 2023	8/7/2023	948,549	992,100
Isosceles Re 2023	8/7/2023	405,947	420,853
Kilimanjaro III Re	6/15/2022	1,000,000	996,500
Lightning Re	3/20/2023	1,000,000	1,045,100
Limestone Re 2019-2B	6/20/2018	1,675	1,186
Limestone Re 2020-1	12/15/2016	—	—
Limestone Re 2020-1	12/27/2019	—	—
Lion Rock Re 2020	3/27/2020	—	—
Lion Rock Re 2021	3/1/2021	204,267	94,700
Locke Tavern Re	3/23/2023	1,000,000	1,016,800
Long Point Re IV	5/13/2022	2,500,000	2,485,000
Lorenz Re 2019	7/10/2019	423,565	24,943
Matterhorn Re	12/15/2021	250,000	226,575
Matterhorn Re	3/10/2022	1,750,000	1,705,200
Matterhorn Re	3/10/2022	750,000	739,500
Merion Re 2018-2	12/28/2017	—	424,864
Merion Re 2021-2	12/28/2020	2,448,846	1,768,500
Merion Re 2022-2	3/1/2022	6,551,154	6,211,224
The accompanying notes are an integral part of these financial statements.
88Pioneer Strategic Income Fund | Annual Report | 9/30/23

Restricted Securities	Acquisition date	Cost	Value
Merion Re 2023-1	1/11/2023	$ 441,808	$ 521,983
Mona Lisa Re	12/30/2022	800,000	856,000
Mystic Re IV	12/16/2022	2,900,000	2,964,090
Northshore Re II	12/2/2020	500,000	498,350
Northshore Re II	6/22/2022	500,000	502,250
Oakmont Re 2020	12/3/2020	—	—
Oakmont Re 2022	5/9/2022	805,153	1,100,769
Old Head Re 2022	1/6/2022	188,288	125,000
Old Head Re 2023	1/11/2023	168,991	238,674
Pangaea Re 2023-1	1/23/2023	4,250,000	4,974,053
Pangaea Re 2023-3	7/5/2023	2,500,000	2,700,044
Phoenician Re	12/1/2021	750,000	737,625
Phoenix 3 Re 2023-3	12/21/2020	896,560	1,085,800
Pine Valley Re 2023	1/24/2023	446,865	—
Porthcawl Re 2023	1/23/2023	197,811	246,018
Portrush Re 2017	6/12/2017	1,687,366	220
Portsalon Re 2022	7/15/2022	323,453	366,768
Queen Street 2023 Re	5/12/2023	2,500,000	2,570,250
Residential Re	10/30/2020	1,500,000	1,474,350
Residential Re	10/30/2020	1,250,000	1,241,000
Residential Re	11/22/2022	1,500,000	1,503,450
RosaPenna Re 2022	8/26/2022	1,365,175	1,456,832
Sakura Re	12/22/2022	500,000	530,200
Sanders Re II	3/1/2022	2,250,000	2,131,200
Sanders Re III	11/30/2022	750,000	754,575
Sanders Re III	3/24/2023	250,000	247,750
Sector Re V	4/23/2019	244,510	184,536
Sector Re V	5/1/2019	3,608	86,472
Sector Re V	12/4/2019	2,083	261,900
Sector Re V	1/1/2020	3,681	272,371
Sector Re V	1/5/2022	—	257,175
Sector Re V	5/19/2022	2,750	285,996
Sector Re V	5/19/2022	9,179	60,402
Sector Re V	12/30/2022	2,698,893	3,262,962
Sussex Re	12/7/2020	750,000	721,200
Sussex Re 2020-1	1/21/2020	—	—
Sussex Re 2021-1	1/26/2021	—	1,400
Thopas Re 2019	12/21/2018	—	23,400
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	12/30/2020	—	80,500
Thopas Re 2022	2/15/2022	—	—
Thopas Re 2023	2/15/2023	3,192,294	3,791,488
Torricelli Re 2021	7/2/2021	—	121,779
Torricelli Re 2022	7/26/2022	—	44,709
Torricelli Re 2023	7/26/2023	3,250,000	3,554,730
Ursa Re	4/12/2023	500,000	504,350
Ursa Re II	10/8/2020	3,000,000	2,989,500
Veraison Re	12/14/2022	500,000	527,400
Viribus Re 2018	12/22/2017	26,397	—
Viribus Re 2019	12/27/2018	—	25,915
Viribus Re 2020	3/12/2020	421,904	137,434
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2389

Schedule of Investments  |  9/30/23 (continued)
Restricted Securities	Acquisition date	Cost	Value
Viribus Re 2022	4/18/2022	$ —	$ 91,750
Viribus Re 2023	2/2/2023	1,500,000	1,913,550
Vitality Re XI	1/31/2020	996,243	992,300
Vitality Re XII	9/21/2023	245,556	245,150
Vitality Re XIII	1/4/2023	1,916,657	1,961,000
Vitality Re XIV	1/25/2023	2,500,000	2,555,500
Vitality Re XIV	1/25/2023	400,000	399,760
Walton Health Re 2019	7/18/2019	89,456	156,475
Walton Health Re 2022	7/13/2022	99,516	384,023
White Heron Re 2023	8/30/2023	929,902	1,002,672
Woburn Re 2018	3/20/2018	548,504	36,219
Woburn Re 2019	1/30/2019	490,351	612,596
Total Restricted Securities			$138,388,333
% of Net assets			4.3%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	38,545,000	USD	24,903,192	Citibank NA	11/21/23	$ (75,613)
EUR	16,034,361	SEK	185,000,000	Citibank NA	10/26/23	789,646
SEK	185,000,000	EUR	16,034,361	Citibank NA	10/26/23	(809,591)
USD	14,532,299	IDR	223,950,000,000	Citibank NA	12/15/23	79,704
INR	1,416,850,000	USD	17,222,999	Goldman Sachs & Co.	11/2/23	(207,663)
AUD	26,560,000	NZD	28,603,072	HSBC Bank USA NA	12/19/23	250,880
EUR	15,100,000	USD	16,582,897	HSBC Bank USA NA	11/21/23	(582,130)
NZD	28,603,072	AUD	26,560,000	HSBC Bank USA NA	12/19/23	(268,937)
USD	2,132,613	EUR	1,935,000	JPMorgan Chase Bank NA	10/24/23	84,667
USD	16,049,331	EUR	14,746,000	JPMorgan Chase Bank NA	11/21/23	423,682
EUR	53,546,500	USD	60,040,320	State Street Bank & Trust Co.	10/24/23	(3,368,322)
USD	1,519,067	EUR	1,370,000	State Street Bank & Trust Co.	10/24/23	69,100
USD	5,662,535	CAD	7,465,000	State Street Bank & Trust Co.	11/2/23	163,834
USD	4,726,206	GBP	3,845,000	State Street Bank & Trust Co.	12/14/23	32,430
USD	61,092,497	EUR	57,500,000	State Street Bank & Trust Co.	12/18/23	65,815
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (3,352,498)
The accompanying notes are an integral part of these financial statements.
90Pioneer Strategic Income Fund | Annual Report | 9/30/23

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
252	U.S. 2 Year Note (CBT)	12/29/23	$ 51,269,188	$ 51,083,156	$ (186,032)
8,200	U.S. 5 Year Note (CBT)	12/29/23	870,842,895	863,946,916	(6,895,979)
809	U.S. 10 Year Ultra Bond (CBT)	12/19/23	91,614,488	90,254,063	(1,360,425)
684	U.S. Long Bond (CBT)	12/19/23	82,255,371	77,826,375	(4,428,996)
397	U.S. Ultra Bond (CBT)	12/19/23	50,764,795	47,118,938	(3,645,857)
			$1,146,746,737	$1,130,229,448	$(16,517,289)
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
650	Euro-Bund	12/7/23	$ (90,903,239)	$ (88,403,016)	$ 2,500,223
138	U.S. 10 Year Note (CBT)	12/19/23	(15,169,992)	(14,912,625)	257,367
			$ (106,073,231)	$ (103,315,641)	$ 2,757,590
TOTAL FUTURES CONTRACTS			$1,040,673,506	$1,026,913,807	$(13,759,699)
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2391

Schedule of Investments  |  9/30/23 (continued)
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized Appreciation	Market Value
533,090,000	Markit CDX North America High Yield Index Series 41	Pay	5.00%	12/20/28	$(5,125,616)	$153,071	$(4,972,545)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$ (5,125,616)	$ 153,071	$ (4,972,545)
TOTAL SWAP CONTRACTS					$ (5,125,616)	$ 153,071	$ (4,972,545)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
AUD	— Australia Dollar
CAD	— Canada Dollar
COP	— Colombia Peso
EUR	— Euro
GBP	— Great British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
KZT	— Kazakhstan Tenge
NZD	— New Zealand Dollar
SEK	— Sweden Krona
USD	— United States Dollar
UYU	— Uruguay Peso
UZS	— Uzbekistan Som
Purchases and sales of securities (excluding short-term investments) for the year ended September 30, 2023 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 593,157,912	$ 259,041,982
Other Long-Term Securities	$1,002,561,852	$1,741,627,497
The accompanying notes are an integral part of these financial statements.
92Pioneer Strategic Income Fund | Annual Report | 9/30/23

At September 30, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $3,748,605,703 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 52,087,418
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(520,129,957)
Net unrealized depreciation	$(468,042,539)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of September 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 19,833,526	$ —	$ 19,833,526
Common Stocks
Automobile Components	—	956,548	—	956,548
Passenger Airlines	—	—	1,654,768	1,654,768
All Other Common Stocks	3,374	—	—	3,374
Asset Backed Securities	—	274,497,013	—	274,497,013
Collateralized Mortgage Obligations	—	379,575,553	—	379,575,553
Commercial Mortgage-Backed Securities	—	193,489,521	—	193,489,521
Convertible Corporate Bonds	—	24,778,035	—	24,778,035
Corporate Bonds	—	1,021,224,753	—	1,021,224,753
Convertible Preferred Stock	34,906,190	—	—	34,906,190
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – California	—	—	1,987,687	1,987,687
Multiperil – Massachusetts	—	—	1,620,626	1,620,626
Multiperil – U.S.	—	—	15,202,413	15,202,413
Multiperil – Worldwide	—	—	2,689,384	2,689,384
Windstorm – Florida	—	—	220	220
Windstorm – North Carolina	—	—	1,659,703	1,659,703
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2393

Schedule of Investments  |  9/30/23 (continued)
	Level 1	Level 2	Level 3	Total
Windstorm – U.S. Multistate	$ —	$ —	$ 1,002,672	$ 1,002,672
Windstorm – U.S. Regional	—	—	1,100,769	1,100,769
Reinsurance Sidecars
Multiperil – U.S.	—	—	252,524	252,524
Multiperil – Worldwide	—	—	62,029,610	62,029,610
All Other Insurance-Linked Securities	—	50,842,725	—	50,842,725
Foreign Government Bonds	—	97,907,441	—	97,907,441
U.S. Government and Agency Obligations	—	1,099,894,083	—	1,099,894,083
Repurchase Agreements	—	15,000,000	—	15,000,000
Over The Counter (OTC) Currency Put Options Purchased	—	578,641	—	578,641
Total Investments in Securities	$ 34,909,564	$ 3,178,577,839	$ 89,200,376	$ 3,302,687,779
Liabilities
TBA Sales Commitments	$ —	$ (44,782,539)	$ —	$ (44,782,539)
Total Liabilities	$ —	$ (44,782,539)	$ —	$ (44,782,539)
Other Financial Instruments
Over The Counter (OTC) Currency Call Option Written	$ —	$ (39,873)	$ —	$ (39,873)
Net unrealized depreciation on forward foreign currency exchange contracts	—	(3,352,498)	—	(3,352,498)
Net unrealized depreciation on futures contracts	(13,759,699)	—	—	(13,759,699)
Swap contracts, at value	—	(4,972,545)	—	(4,972,545)
Total Other Financial Instruments	$ (13,759,699)	$ (8,364,916)	$ —	$ (22,124,615)
The accompanying notes are an integral part of these financial statements.
94Pioneer Strategic Income Fund | Annual Report | 9/30/23

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
	Common Stocks	Insurance- Linked Securities	Total
Balance as of 9/30/22	$ 137,204	$115,676,428	$115,813,632
Realized gain (loss)(1)	(127,683)	(6,037,321)	(6,165,004)
Changed in unrealized appreciation (depreciation)(2)	693,757	7,038,667	7,732,424
Return of capital	—	(33,635,614)	(33,635,614)
Purchases	—	52,794,702	52,794,702
Sales	(155,874)	(48,291,254)	(48,447,128)
Transfers in to Level 3*	1,107,364	—	1,107,364
Transfers out of Level 3*	—	—	—
Balance as of 9/30/23	$1,654,768	$ 87,545,608	$ 89,200,376
(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the year ended September 30, 2023, a security valued at $1,107,364 was transferred from Level 1 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers in or out of Level 3 during the period.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at September 30, 2023:	$7,627,726
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2395

Statement of Assets and Liabilities  |  9/30/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $3,762,860,278)	$3,302,687,779
Cash	32,196,507
Foreign currencies, at value (cost $18,375,535)	17,497,408
Forwards collateral	3,320,000
Futures collateral	22,477,832
Options Collateral	220,000
Swaps collateral	36,014,861
Variation margin for futures contracts	543,533
Variation margin for centrally cleared swap contracts	1,412,346
Unrealized appreciation on forward foreign currency exchange contracts	1,959,758
Receivables —
Investment securities sold	297,876,681
Fund shares sold	6,903,889
Interest	29,001,063
Due from the Adviser	18,630
Other assets	87,352
Total assets	$3,752,217,639
LIABILITIES:
Payables —
Investment securities purchased	$ 465,970,177
Fund shares repurchased	8,189,333
Distributions	2,461,964
Trustees' fees	6,182
Interest expense	80,178
Forward foreign currency exchange contracts	17,302,012
Collateral due from broker for TBA Securities	62,174
TBA sale commitments at value (net proceeds received $45,408,594)	44,782,539
Swap contracts, at value (net premiums received $5,125,616)	4,972,545
Written options outstanding (net premiums received $740,169)	39,873
Unrealized depreciation on forward foreign currency exchange contracts	5,312,256
Reserve for repatriation taxes	91,631
Management fees	198,205
Administrative expenses	107,679
Distribution fees	24,090
Accrued expenses	1,007,611
Total liabilities	$ 550,608,449
NET ASSETS:
Paid-in capital	$3,954,824,846
Distributable earnings (loss)	(753,215,656)
Net assets	$3,201,609,190
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $569,497,130/63,951,228 shares)	$ 8.91
Class C (based on $50,393,549/5,788,201 shares)	$ 8.71
Class K (based on $426,932,853/47,847,593 shares)	$ 8.92
Class R (based on $54,791,013/6,041,341 shares)	$ 9.07
Class Y (based on $2,099,994,645/235,646,221 shares)	$ 8.91
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $8.91 net asset value per share/100%-4.50% maximum sales charge)	$ 9.33
The accompanying notes are an integral part of these financial statements.
96Pioneer Strategic Income Fund | Annual Report | 9/30/23

Statement of Operations FOR THE YEAR ENDED 9/30/23
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $(35,181))	$ 192,354,148
Dividends from unaffiliated issuers (net of foreign taxes withheld $10,183)	14,783,809
Total Investment Income		$ 207,137,957
EXPENSES:
Management fees	$ 19,582,282
Administrative expenses	939,003
Transfer agent fees
Class A	1,271,769
Class C	54,275
Class K	2,809
Class R	150,310
Class Y	2,213,625
Distribution fees
Class A	1,541,246
Class C	605,789
Class R	298,736
Shareowner communications expense	249,767
Custodian fees	105,298
Registration fees	178,932
Professional fees	355,074
Printing expense	50,942
Officers' and Trustees' fees	242,340
Insurance expense	41,486
Miscellaneous	601,113
Total expenses		$ 28,484,796
Less fees waived and expenses reimbursed by the Adviser		(1,687,300)
Net expenses		$ 26,797,496
Net investment income		$ 180,340,461
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Reimbursement by the Adviser	$ 808,575
Investments in unaffiliated issuers (net of foreign capital gains tax of $14,293)	(148,364,209)
Forward foreign currency exchange contracts	(10,989,161)
Futures contracts	(62,782,436)
Swap contracts	(70,967,407)
Written options	1,290,128
Other assets and liabilities denominated in foreign currencies	4,840,610	$(286,163,900)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $(43,111))	$ 176,453,484
TBA sale commitments	626,055
Forward foreign currency exchange contracts	8,998,486
Futures contracts	8,256,447
Swap contracts	(3,816,164)
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2397

Statement of Operations (continued)
FOR THE YEAR ENDED 9/30/23
Written options	(412,030)
Other assets and liabilities denominated in foreign currencies	1,006,063	191,112,341
Net realized and unrealized gain (loss) on investments		$ (95,051,559)
Net increase in net assets resulting from operations		$ 85,288,902
The accompanying notes are an integral part of these financial statements.
98Pioneer Strategic Income Fund | Annual Report | 9/30/23

Statements of Changes in Net Assets
	Year Ended 9/30/23	Year Ended 9/30/22
FROM OPERATIONS:
Net investment income (loss)	$ 180,340,461	$ 160,251,728
Net realized gain (loss) on investments	(286,163,900)	(73,615,659)
Change in net unrealized appreciation (depreciation) on investments	191,112,341	(719,296,630)
Net increase (decrease) in net assets resulting from operations	$ 85,288,902	$ (632,660,561)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.32 and $0.65 per share, respectively)	$ (21,269,022)	$ (48,818,369)
Class C ($0.25 and $0.58 per share, respectively)	(1,689,172)	(5,812,988)
Class K ($0.36 and $0.69 per share, respectively)	(16,058,936)	(29,813,091)
Class R ($0.29 and $0.62 per share, respectively)	(1,858,632)	(4,713,046)
Class Y ($0.35 and $0.68 per share, respectively)	(88,662,729)	(195,193,873)
Tax return of capital
Class A ($— and $0.17 per share, respectively)	$ —	$ (12,417,661)
Class C ($— and $0.17 per share, respectively)	—	(1,478,618)
Class K ($— and $0.17 per share, respectively)	—	(7,583,393)
Class R ($— and $0.17 per share, respectively)	—	(1,198,832)
Class Y ($— and $0.17 per share, respectively)	—	(49,650,395)
Total distributions to shareowners	$ (129,538,491)	$ (356,680,266)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 962,289,133	$ 1,349,108,740
Reinvestment of distributions	106,228,240	297,228,295
Cost of shares repurchased	(1,578,816,672)	(1,633,660,142)
Net increase (decrease) in net assets resulting from Fund share transactions	$ (510,299,299)	$ 12,676,893
Net decrease in net assets	$ (554,548,888)	$ (976,663,934)
NET ASSETS:
Beginning of year	$ 3,756,158,078	$ 4,732,822,012
End of year	$ 3,201,609,190	$ 3,756,158,078
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/2399

Statements of Changes in Net Assets (continued)
	Year Ended 9/30/23 Shares	Year Ended 9/30/23 Amount	Year Ended 9/30/22 Shares	Year Ended 9/30/22 Amount
Class A
Shares sold	8,071,059	$ 74,018,157	9,836,727	$ 101,540,735
Reinvestment of distributions	1,930,360	17,700,464	4,860,254	51,146,801
Less shares repurchased	(16,472,728)	(151,099,390)	(19,459,588)	(198,638,745)
Net decrease	(6,471,309)	$ (59,380,769)	(4,762,607)	$ (45,951,209)
Class C
Shares sold	618,970	$ 5,544,184	922,724	$ 9,348,912
Reinvestment of distributions	170,273	1,525,532	645,184	6,672,398
Less shares repurchased	(3,262,213)	(29,204,573)	(3,432,736)	(34,352,899)
Net decrease	(2,472,970)	$ (22,134,857)	(1,864,828)	$ (18,331,589)
Class K
Shares sold	13,002,141	$ 119,652,979	17,480,233	$ 179,760,809
Reinvestment of distributions	1,615,746	14,843,933	3,259,335	34,220,532
Less shares repurchased	(11,224,354)	(103,321,780)	(17,088,122)	(171,949,324)
Net increase	3,393,533	$ 31,175,132	3,651,446	$ 42,032,017
Class R
Shares sold	959,813	$ 8,969,688	970,206	$ 10,201,397
Reinvestment of distributions	198,124	1,849,181	548,039	5,887,344
Less shares repurchased	(1,914,330)	(17,931,749)	(2,850,715)	(30,333,453)
Net decrease	(756,393)	$ (7,112,880)	(1,332,470)	$ (14,244,712)
Class Y
Shares sold	82,071,830	$ 754,104,125	102,666,365	$ 1,048,256,887
Reinvestment of distributions	7,668,208	70,309,130	18,980,365	199,301,220
Less shares repurchased	(139,150,192)	(1,277,259,180)	(118,209,634)	(1,198,385,721)
Net increase (decrease)	(49,410,154)	$ (452,845,925)	3,437,096	$ 49,172,386
The accompanying notes are an integral part of these financial statements.
100Pioneer Strategic Income Fund | Annual Report | 9/30/23

Financial Highlights
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19
Class A
Net asset value, beginning of period	$ 9.05	$ 11.38	$ 10.91	$ 10.89	$ 10.42
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.45	$ 0.35	$ 0.35	$ 0.38	$ 0.36
Net realized and unrealized gain (loss) on investments	(0.27)	(1.86)	0.52	(0.02)	0.42
Net increase (decrease) from investment operations	$ 0.18	$ (1.51)	$ 0.87	$ 0.36	$ 0.78
Distributions to shareowners:
Net investment income	$ (0.32)	$ (0.12)	$ (0.40)	$ (0.34)	$ (0.27)
Net realized gain	—	(0.53)	—	—	—
Tax return of capital	—	(0.17)	—	—	(0.04)
Total distributions	$ (0.32)	$ (0.82)	$ (0.40)	$ (0.34)	$ (0.31)
Net increase (decrease) in net asset value	$ (0.14)	$ (2.33)	$ 0.47	$ 0.02	$ 0.47
Net asset value, end of period	$ 8.91	$ 9.05	$ 11.38	$ 10.91	$ 10.89
Total return (b)	1.91%(c)	(14.12)%	8.04%	3.44%	7.64%
Ratio of net expenses to average net assets	1.06%	1.01%	1.06%	1.06%	1.10%
Ratio of net investment income (loss) to average net assets	4.91%	3.44%	3.12%	3.59%	3.39%
Portfolio turnover rate	51%	56%	67%	69%	53%
Net assets, end of period (in thousands)	$569,497	$637,356	$855,856	$799,974	$803,174
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.10%	1.03%	1.06%	1.06%	1.10%
Net investment income (loss) to average net assets	4.87%	3.42%	3.12%	3.59%	3.39%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended September 30, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on Class A's total return was 0.11%.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/23101

Financial Highlights  (continued)
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19
Class C
Net asset value, beginning of period	$ 8.85	$ 11.14	$ 10.67	$ 10.66	$ 10.20
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.38	$ 0.28	$ 0.27	$ 0.30	$ 0.28
Net realized and unrealized gain (loss) on investments	(0.27)	(1.82)	0.51	(0.02)	0.42
Net increase (decrease) from investment operations	$ 0.11	$ (1.54)	$ 0.78	$ 0.28	$ 0.70
Distributions to shareowners:
Net investment income	$ (0.25)	$ (0.05)	$ (0.31)	$ (0.27)	$ (0.20)
Net realized gain	—	(0.53)	—	—	—
Tax return of capital	—	(0.17)	—	—	(0.04)
Total distributions	$ (0.25)	$ (0.75)	$ (0.31)	$ (0.27)	$ (0.24)
Net increase (decrease) in net asset value	$ (0.14)	$ (2.29)	$ 0.47	$ 0.01	$ 0.46
Net asset value, end of period	$ 8.71	$ 8.85	$ 11.14	$ 10.67	$ 10.66
Total return (b)	1.21%(c)	(14.69)%	7.37%	2.67%	6.96%
Ratio of net expenses to average net assets	1.70%	1.66%	1.73%	1.73%	1.74%
Ratio of net investment income (loss) to average net assets	4.28%	2.77%	2.49%	2.89%	2.75%
Portfolio turnover rate	51%	56%	67%	69%	53%
Net assets, end of period (in thousands)	$50,394	$73,112	$112,804	$185,623	$311,801
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.74%	1.68%	1.73%	1.73%	1.74%
Net investment income (loss) to average net assets	4.24%	2.75%	2.49%	2.89%	2.75%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended September 30, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on Class C's total return was 0.11%.
The accompanying notes are an integral part of these financial statements.
102Pioneer Strategic Income Fund | Annual Report | 9/30/23

	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19
Class K
Net asset value, beginning of period	$ 9.07	$ 11.40	$ 10.92	$ 10.92	$ 10.44
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.49	$ 0.40	$ 0.40	$ 0.43	$ 0.41
Net realized and unrealized gain (loss) on investments	(0.28)	(1.87)	0.53	(0.04)	0.43
Net increase (decrease) from investment operations	$ 0.21	$ (1.47)	$ 0.93	$ 0.39	$ 0.84
Distributions to shareowners:
Net investment income	$ (0.36)	$ (0.16)	$ (0.45)	$ (0.39)	$ (0.32)
Net realized gain	—	(0.53)	—	—	—
Tax return of capital	—	(0.17)	—	—	(0.04)
Total distributions	$ (0.36)	$ (0.86)	$ (0.45)	$ (0.39)	$ (0.36)
Net increase (decrease) in net asset value	$ (0.15)	$ (2.33)	$ 0.48	$ —	$ 0.48
Net asset value, end of period	$ 8.92	$ 9.07	$ 11.40	$ 10.92	$ 10.92
Total return (b)	2.28%(c)	(13.73)%	8.58%	3.73%	8.19%
Ratio of net expenses to average net assets	0.59%	0.59%	0.63%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets	5.38%	3.88%	3.55%	4.02%	3.86%
Portfolio turnover rate	51%	56%	67%	69%	53%
Net assets, end of period (in thousands)	$426,933	$403,112	$465,149	$414,610	$402,042
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.64%	0.61%	0.63%	0.62%	0.63%
Net investment income (loss) to average net assets	5.33%	3.86%	3.55%	4.02%	3.86%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended September 30, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on Class K's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/23103

Financial Highlights  (continued)
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19
Class R
Net asset value, beginning of period	$ 9.21	$ 11.58	$ 11.09	$ 11.08	$ 10.59
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.43	$ 0.32	$ 0.33	$ 0.35	$ 0.33
Net realized and unrealized gain (loss) on investments	(0.28)	(1.90)	0.52	(0.03)	0.44
Net increase (decrease) from investment operations	$ 0.15	$ (1.58)	$ 0.85	$ 0.32	$ 0.77
Distributions to shareowners:
Net investment income	$ (0.29)	$ (0.09)	$ (0.36)	$ (0.31)	$ (0.24)
Net realized gain	—	(0.53)	—	—	—
Tax return of capital	—	(0.17)	—	—	(0.04)
Total distributions	$ (0.29)	$ (0.79)	$ (0.36)	$ (0.31)	$ (0.28)
Net increase (decrease) in net asset value	$ (0.14)	$ (2.37)	$ 0.49	$ 0.01	$ 0.49
Net asset value, end of period	$ 9.07	$ 9.21	$ 11.58	$ 11.09	$ 11.08
Total return (b)	1.60%(c)	(14.46)%	7.77%	3.03%	7.43%
Ratio of net expenses to average net assets	1.35%	1.34%	1.37%	1.40%	1.39%
Ratio of net investment income (loss) to average net assets	4.62%	3.09%	2.83%	3.23%	3.10%
Portfolio turnover rate	51%	56%	67%	69%	53%
Net assets, end of period (in thousands)	$54,791	$62,624	$94,136	$103,585	$131,214
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.39%	1.36%	1.37%	1.40%	1.39%
Net investment income (loss) to average net assets	4.58%	3.07%	2.83%	3.23%	3.10%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended September 30, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on Class R's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
104Pioneer Strategic Income Fund | Annual Report | 9/30/23

	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19
Class Y
Net asset value, beginning of period	$ 9.05	$ 11.38	$ 10.91	$ 10.90	$ 10.42
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.48	$ 0.39	$ 0.39	$ 0.42	$ 0.40
Net realized and unrealized gain (loss) on investments	(0.27)	(1.87)	0.51	(0.03)	0.42
Net increase (decrease) from investment operations	$ 0.21	$ (1.48)	$ 0.90	$ 0.39	$ 0.82
Distributions to shareowners:
Net investment income	$ (0.35)	$ (0.15)	$ (0.43)	$ (0.38)	$ (0.30)
Net realized gain	—	(0.53)	—	—	—
Tax return of capital	—	(0.17)	—	—	(0.04)
Total distributions	$ (0.35)	$ (0.85)	$ (0.43)	$ (0.38)	$ (0.34)
Net increase (decrease) in net asset value	$ (0.14)	$ (2.33)	$ 0.47	$ 0.01	$ 0.48
Net asset value, end of period	$ 8.91	$ 9.05	$ 11.38	$ 10.91	$ 10.90
Total return (b)	2.28%(c)	(13.85)%	8.37%	3.71%	8.09%
Ratio of net expenses to average net assets	0.69%	0.69%	0.74%	0.74%	0.73%
Ratio of net investment income (loss) to average net assets	5.28%	3.77%	3.44%	3.91%	3.75%
Portfolio turnover rate	51%	56%	67%	69%	53%
Net assets, end of period (in thousands)	$2,099,995	$2,579,954	$3,204,878	$2,896,168	$3,010,817
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.74%	0.71%	0.74%	0.74%	0.73%
Net investment income (loss) to average net assets	5.23%	3.75%	3.44%	3.91%	3.75%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended September 30, 2023, the Fund's total return includes a reimbursement by the Adviser (see Notes to the Financial Statements-Note 1.B). The impact on Class Y's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/23105

Notes to Financial Statements  |  9/30/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Strategic Income Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (formerly known as Pioneer Strategic Income Fund), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020
106Pioneer Strategic Income Fund | Annual Report | 9/30/23

through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR").
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations
Pioneer Strategic Income Fund | Annual Report | 9/30/23107

are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or
108Pioneer Strategic Income Fund | Annual Report | 9/30/23

may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have
Pioneer Strategic Income Fund | Annual Report | 9/30/23109

passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
During the fiscal year ended September 30, 2023, the Fund realized a loss of $808,575 due to an operational error. The Adviser voluntarily reimbursed the Fund for this loss, which is reflected on the Statement of Operations as Reimbursement by the Adviser.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
110Pioneer Strategic Income Fund | Annual Report | 9/30/23

D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of September 30, 2023, the Fund had accrued $91,631 in reserve for repatriation taxes related to capital gains.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
At September 30, 2023, the Fund reclassified $1,574,026 to decrease distributable earnings and $1,574,026 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
Pioneer Strategic Income Fund | Annual Report | 9/30/23111

At September 30, 2023, the Fund was permitted to carry forward indefinitely $121,840,659 of short-term losses and $166,164,139 of long-term losses.
The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$129,538,491	$175,648,822
Long-term capital gains	—	108,702,546
Tax return of capital	—	72,328,898
Total	$129,538,491	$ 356,680,266
The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 5,293,645
Capital loss carryforward	(288,004,798)
Current year dividend payable	(2,461,964)
Net unrealized depreciation	(468,042,539)
Total	$(753,215,656)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the adjustments relating to insurance-linked securities, the tax treatment of premium and amortization, accrual of income on securities in default, and the mark to market of futures contracts and swaps.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $17,792 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay
112Pioneer Strategic Income Fund | Annual Report | 9/30/23

distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local
Pioneer Strategic Income Fund | Annual Report | 9/30/23113

and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
114Pioneer Strategic Income Fund | Annual Report | 9/30/23

The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in
Pioneer Strategic Income Fund | Annual Report | 9/30/23115

credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and
116Pioneer Strategic Income Fund | Annual Report | 9/30/23

volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net
Pioneer Strategic Income Fund | Annual Report | 9/30/23117

asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at September 30, 2023 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
118Pioneer Strategic Income Fund | Annual Report | 9/30/23

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain
Pioneer Strategic Income Fund | Annual Report | 9/30/23119

or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the year ended September 30, 2023 was $2,958,538. Open purchased options contracts at September 30, 2023 are listed in the Schedule of Investments.
K.	Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the year ended September 30, 2023 was $(656,259). Open written options contracts at September 30, 2023 are listed in the Schedule of Investments.
L.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential
120Pioneer Strategic Income Fund | Annual Report | 9/30/23

inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the year ended September 30, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended September 30, 2023 was $291,738,374 and $285,502,506 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at September 30, 2023 are listed in the Schedule of Investments.
M.	TBA Purchase and Sales Commitments
The Fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the Fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the Fund maintains an entitlement to the security to be sold.
To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such
Pioneer Strategic Income Fund | Annual Report | 9/30/23121

counterparty. As of September 30, 2023, no collateral was pledged by the Fund. Collateral received from counterparties totaled $62,174 for TBAs.
N.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2023 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional values of futures contracts long position and futures contracts short position during the year ended September 30, 2023 were $785,377,555 and $130,473,230, respectively. Open futures contracts outstanding at September 30, 2023 are listed in the Schedule of Investments.
122Pioneer Strategic Income Fund | Annual Report | 9/30/23

O.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs,
Pioneer Strategic Income Fund | Annual Report | 9/30/23123

the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
The Fund may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The
124Pioneer Strategic Income Fund | Annual Report | 9/30/23

amount of cash deposited with a broker as collateral at September 30, 2023 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The average notional values of credit default swap contracts buy protection and credit default swap contracts sell protection open during the year ended September 30, 2023 were $675,292,100 and $12,252,000, respectively. Open credit default swap contracts at September 30, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2023, the effective management fee (excluding waivers and/or reimbursements) was equivalent to 0.56% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.59% and 0.69% of the average daily net assets attributable to Class K and Class Y shares, respectively. These expense limitations are in effect through February 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $198,205 in management fees payable to the Adviser at September 30, 2023.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer.
Pioneer Strategic Income Fund | Annual Report | 9/30/23125

Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended September 30, 2023, the Fund paid $242,340 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At September 30, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $6,182 and a payable for administrative expenses of $107,679, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 65,894
Class C	9,748
Class K	15,610
Class R	2,940
Class Y	155,575
Total	$249,767
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Reflected on the Statement of Assets and Liabilities is $24,090 in distribution fees payable to the Distributor at September 30, 2023.
126Pioneer Strategic Income Fund | Annual Report | 9/30/23

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2023, CDSCs in the amount of $7,881 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit facility. For the year ended September 30, 2023, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default
Pioneer Strategic Income Fund | Annual Report | 9/30/23127

and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral  due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
128Pioneer Strategic Income Fund | Annual Report | 9/30/23

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets (b)
Citibank NA	$ 919,302	$ (919,302)	$ —	$ —	$ —
Goldman Sachs & Co.	528,689	(207,663)	—	—	321,026
HSBC Bank USA NA	250,880	(250,880)	—	—	—
JPMorgan Chase Bank NA	508,349	—	—	—	508,349
State Street Bank & Trust Co.	331,179	(331,179)	—	—	—
Total	$2,538,399	$(1,709,024)	$—	$—	$829,375
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (c)
Citibank NA	$ 925,077	$ (919,302)	$ —	$ —	$ 5,775
Goldman Sachs & Co.	207,663	(207,663)	—	—	—
HSBC Bank USA NA	851,067	(250,880)	—	—	600,187
JPMorgan Chase Bank NA	—	—	—	—	—
State Street Bank & Trust Co.	3,368,322	(331,179)	—	—	3,037,143
Total	$5,352,129	$(1,709,024)	$—	$—	$3,643,105
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.
8.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Pioneer Strategic Income Fund | Annual Report | 9/30/23129

Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Options purchased*	$ —	$ —	$ 578,641	$ —	$ —
Unrealized appreciation on forward foreign currency exchange contracts	—	—	1,959,758	—	—
Total Value	$ —	$ —	$2,538,399	$—	$—
Liabilities
Options written	$ —	$ —	$ 39,873	$ —	$ —
Net unrealized depreciation on futures contracts^	13,759,699	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	5,312,256	—	—
Swap contracts at value	—	4,972,545	—	—	—
Total Value	$13,759,699	$4,972,545	$5,352,129	$—	$—

*	Reflects the market value of purchased option contracts (see Note 1J). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
^	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
130Pioneer Strategic Income Fund | Annual Report | 9/30/23

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (62,782,436)	$ —	$ —	$ —	$ —
Forward foreign currency exchange contracts	—	—	(10,989,161)	—	—
Options purchased*	—	—	(1,290,128)	—	—
Options written	—	—	1,290,128	—	—
Swap contracts	—	(70,967,407)	—	—	—
Total Value	$(62,782,436)	$(70,967,407)	$(10,989,161)	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ 8,256,447	$ —	$ —	$ —	$ —
Forward foreign currency exchange contracts	—	—	8,998,486	—	—
Options purchased**	—	—	(12,848,133)	—	—
Options written	—	—	(412,030)	—	—
Swap contracts	—	(3,816,164)	—	—	—
Total Value	$ 8,256,447	$ (3,816,164)	$ (4,261,677)	$—	$—

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1J). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J). These amounts are included in change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statement of Operations.
9. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of September 30, 2023, the Fund had no unfunded loan commitments outstanding.
Pioneer Strategic Income Fund | Annual Report | 9/30/23131

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust XIV and the Shareholders of Pioneer Strategic Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)), including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust XIV) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
132Pioneer Strategic Income Fund | Annual Report | 9/30/23

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
November 28, 2023
Pioneer Strategic Income Fund | Annual Report | 9/30/23133

Additional Information (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 64.32%.
134Pioneer Strategic Income Fund | Annual Report | 9/30/23

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Strategic Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
Pioneer Strategic Income Fund | Annual Report | 9/30/23135

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
136Pioneer Strategic Income Fund | Annual Report | 9/30/23

comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s Class Y shares was in the fourth quintile relative to its Strategic Insight peer group. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management
Pioneer Strategic Income Fund | Annual Report | 9/30/23137

fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale,
138Pioneer Strategic Income Fund | Annual Report | 9/30/23

although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Strategic Income Fund | Annual Report | 9/30/23139

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
140Pioneer Strategic Income Fund | Annual Report | 9/30/23

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
Pioneer Strategic Income Fund | Annual Report | 9/30/23 141

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
142Pioneer Strategic Income Fund | Annual Report | 9/30/23

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc.
(investor communications and securities
processing provider for financial services industry)
(2009 – present); Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New Jersey State
Civil Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Pioneer Strategic Income Fund | Annual Report | 9/30/23143

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
144Pioneer Strategic Income Fund | Annual Report | 9/30/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 1999. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Pioneer Strategic Income Fund | Annual Report | 9/30/23145

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
146Pioneer Strategic Income Fund | Annual Report | 9/30/23

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer Strategic Income Fund | Annual Report | 9/30/23147

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2010. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
148Pioneer Strategic Income Fund | Annual Report | 9/30/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
Pioneer Strategic Income Fund | Annual Report | 9/30/23149

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
 1-800-225-6292
FactFoneSM  for automated fund yields, prices,
account information and transactions
 1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site:  www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19437-17-1123

Pioneer Emerging Markets Equity Fund
Annual Report  |  September 30, 2023

A: PEMEX	C: PEMNX	Y: PEMSX

visit us: www.amundi.com/us

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/233

Portfolio Management Discussion  |  9/30/23
In the following interview, portfolio managers Patrice Lemonnier and Mickaël Tricot discuss the investment environment for emerging markets equities and the performance of Pioneer Emerging Markets Equity Fund during the 12-month period ended September 30, 2023. Mr. Lemonnier, Head of Emerging Markets Equity and a portfolio manager at Amundi, and Mr. Tricot, Head of Global Emerging Markets Equity and a portfolio manager at Amundi, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the 12-month period ended September 30, 2023?
A	Pioneer Emerging Markets Equity Fund’s Class A shares returned 7.81% at net asset value over the 12-month period ended September 30, 2023, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (the MSCI Index)*, returned 11.70%. During the same period, the average return of the 817 mutual funds in Morningstar’s Diversified Emerging Markets Funds category was 13.97%.
Q	How would you describe the investment backdrop for emerging markets equities during the 12-month period ended September 30, 2023?
A	Emerging markets stocks produced a solid, double-digit gain for the 12-month period, but the bulk of the positive performance came from the strong rally that occurred in the first three months of the period, between October and December of 2022. Timing played an important role in that rally, as the asset class had experienced a sizable decline over the previous 10 months, due to
*	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

concerns about the US Federal Reserve’s (Fed’s) aggressive series of interest-rate increases. By late 2022, however, cooler inflation data prompted investors to look ahead to the point at which the Fed would be finished raising interest rates. The dynamic led to a pronounced decline in the US dollar (USD), which provided an additional boost to emerging markets stock over the final three months of 2022.
The Fund’s benchmark, the MSCI Index, subsequently moved lower in choppy trading following its January 2023 high. Investors began to factor in a “higher for longer” approach to interest-rate policy by the Fed, which dampened sentiment and fueled sizable gains for the USD from July 2023 through the end of the 12-month period. Declining optimism about the outlook for global economic growth also weighed on returns, as did disappointing data out of China, as that country’s economy experienced a tepid rebound after reopening from its COVID-19 lockdowns, and the Chinese property sector emerged, once again, as a source of instability. Despite those headwinds, the MSCI Index finished the 12-month period in positive territory, on the strength of its earlier gains.
Emerging European nations were the top performers over the 12-month period, as the region’s economy held up better than expected through geopolitical issues such as the war in Ukraine, and energy-supply disruptions. Latin America also performed well, with Brazil and Mexico leading the way. Results were mixed across Asia: while Chinese equities underperformed, India and the technology-sensitive stock markets of Taiwan and South Korea posted robust gains. The Middle Eastern markets were notable laggards, as the region gave back ground following its outsized rally prior to the beginning of the reporting period (summer 2022).
Q	What were the principal factors that affected the Fund’s benchmark-relative performance during the 12-month period ended September 30, 2023?
A	In managing the portfolio, we start with a top-down evaluation of each country in the emerging markets. We view this as a critical step in our process, given the wide divergence in the economic fundamentals and return drivers for individual emerging markets countries. We then analyze the prospects for
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/235

specific sectors in each country in an attempt to capture another layer of return potential. Finally, we drill down to what we think are the best company ideas in the countries and sectors in which we wish to invest the portfolio’s assets.
During the 12-month period, country allocations were a minor positive factor and benefited the Fund’s benchmark-relative performance, led by an underweight to China and out-of-benchmark positions in some stocks of companies domiciled in the developed markets, but that conduct large portions of their businesses in the emerging markets. A portfolio overweight to India and a zero weighting in Qatar also contributed positively to the Fund’s relative results for the period. On the other hand, the Fund lost some ground versus the benchmark from underweight positions in Poland, Taiwan, and Mexico, together with an overweight to the United Arab Emirates (UAE).
In terms of sector allocation, the Fund’s relative performance lagged due to overweight positions in consumer discretionary and real estate, as well as an underweight to energy. Conversely, a portfolio underweight to the materials sector contributed positively to the Fund’s benchmark-relative results. The portfolio’s cash position, while limited, nonetheless detracted from the Fund’s relative performance, given the positive return for the MSCI Index during the 12-month period.
Stock selection results were a sizable detractor from the Fund’s benchmark-relative returns during the period, with the weakest results occurring in the energy, consumer discretionary, and health care sectors. On the positive side, selection results in the real estate sector aided relative performance.
At the individual stock level, the portfolio’s positions in New Oriental Education & Technology Group (China), Larsen & Toubro (India), and Aldar Properties (UAE) were the leading positive contributors to the Fund’s benchmark-relative returns for the period, while positions in JD.com (China), Saudi National Bank, Fertiglobe (UAE), and Lojas Americanas (Brazil) were the largest detractors from relative performance.
6Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended September 30, 2023?
A	No, the Fund had no exposure to derivatives during the reporting period.
Q	What are some of the Fund’s largest country-level overweights and underweights, relative to the MSCI Index, as of September 30, 2023?
A	Brazilian stocks represented the Fund’s largest country overweight as of period-end. Political uncertainty weighed on the Brazilian market’s performance at various points throughout the 12-month period, but we believe that has already been factored into valuations. We are also optimistic that economic pragmatism will ultimately prevail, and we are positive on the country’s interest-rate outlook. The Fund is also overweight to India, based on our belief that past structural reforms aimed at boosting competitiveness have been showing signs of traction, particularly in the form of rising investment. We view that as an indication that India could be a prime beneficiary of the shift toward a multi-polar world. With that said, we are wary about the short-term outlook for the country with respect to inflation and interest rates. We have seen opportunities in Indonesia as well. We believe the recent passage of laws designed to make the country more attractive for outside investment has provided a solid foundation for growth. In addition, we think Indonesia offers healthy macroeconomic fundamentals and a favorable debt profile. South Korea is another portfolio overweight of note, a reflection of the nation’s robust corporate governance and high exposure to fast-growing industries.
On the other hand, Taiwan is the Fund’s largest underweight relative to the MSCI Index, based on our view that the economy’s reliance on the technology sector may become a headwind if slower global economic growth dampens end-market demand. The Fund is also underweight to Saudi Arabia on the basis of valuation, and to South Africa as well, due to what we view as a lack of needed reforms. Malaysia, which can be vulnerable to slowing economic growth and has a lower representation of bottom-up investment opportunities, is another notable Fund underweight. Finally, the Fund is underweight to China, as we
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/237

have been concerned about geopolitical risks, instability in the property market, and challenges to the development of new industries.
Q	What are some of the Fund’s notable sector overweights and underweights, relative to the MSCI Index, as of September 30, 2023?
A	As of September 30, 2023, the Fund is overweight to the real estate sector, where we have seen attractive dividend yields** and valuations. (Dividend yield is a financial ratio, expressed as a percentage, that shows how much a company pays out in dividends each year, relative to its stock price.) We believe the consumer sectors (particularly the durables and retail segments) are also compelling, as companies in those sectors could stand to benefit as households spend a higher proportion of their incomes on discretionary items (such as leisure, travel, and beauty), post-pandemic. In addition, we have seen opportunities in the media and communications industries, where certain companies have continued to benefit from their scales, investment disciplines, and ability to monetize their properties. The portfolio is also overweight to utilities, but we are being very careful with respect to both expectations and valuations for companies in the sector.
With regard to underweights, we have maintained below-benchmark portfolio allocations to the commodity-related sectors (energy and materials), and to financials, which we think may be vulnerable to weaker loan growth and concerns about asset quality. The semiconductor industry (information technology) and health care sector were also key portfolio underweights as of period-end.
Q	How would you characterize investment conditions for emerging markets equities heading into the Fund’s new fiscal year?
A	We have continued to see some factors that could potentially benefit the performance of emerging markets equities; namely, lower inflation numbers across many countries, a possible change in tone from certain central banks, attractive valuations, and an increasing number of countries starting to benefit from diversification of the global supply chain. Nevertheless, investor
**	Dividends are not guaranteed.
8Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

sentiment has been hurt by a weak property market and disappointing economic numbers coming out of China. The nation’s government has remained committed to its policy of avoiding artificial stimulus, as demand in the property area is expected to remain weak. While we believe such stringent policy is prudent, the issue has been raising some concerns and will likely remain a source of short-term volatility.
On a longer-term basis, we continue to think that improvement in capital-expenditure discipline, the lack of major macroeconomic imbalances, and increasing payout ratios remain key factors supporting the performance of emerging market equities.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/239

Please refer to the Schedule of Investments on pages 19  - 28  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.
The Fund invests in REIT (real estate investment trust) securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Investing in other investment companies, including exchange traded funds (ETFs), subjects the Fund to the risks of investing in the underlying securities or assets held by those funds.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Portfolio Summary  |  9/30/23
Sector Distribution

(As a percentage of total investments)*
Geographical Distribution

(As a percentage of total investments based on country of domicile)*
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2311

  |
10 Largest Holdings

(As a percentage of total investments)*
1.	Taiwan Semiconductor Manufacturing Co., Ltd.(A.D.R.)	7.08%
2.	Tencent Holdings, Ltd.	5.00
3.	Samsung Electronics Co., Ltd.	3.59
4.	Samsung Electronics Co., Ltd.	2.52
5.	HDFC Bank, Ltd.	1.71
6.	Meituan, Class B (144A)	1.66
7.	Bank Central Asia Tbk PT	1.53
8.	SK Hynix, Inc.	1.53
9.	Axis Bank, Ltd.	1.51
10.	Aldar Properties PJSC	1.34

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12  |  |

Prices and Distributions  |  9/30/23
Net Asset Value per Share
Class	9/30/23	9/30/22
A	$9.77	$9.41
C	$9.71	$9.35
Y	$9.79	$9.43

Distributions per Share: 10/1/22 - 9/30/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.3745	$—	$—
C	$0.2971	$—	$—
Y	$0.4064	$—	$—
Index Definitions
The Morgan Stanley Capital International (MSCI) Emerging Markets NR Index measures the free-ﬂoat weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free ﬂoat-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14 - 16.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2313

Performance Update | 9/30/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets NR Index.*
Average Annual Total Returns (As of September 30, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	MSCI Emerging Markets NR Index
Life-of-Class (10/2/19)	1.65%	0.16%	1.27%
1 Year	7.81	1.65	11.70
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
2.51%	1.05%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reﬂects the contractual expense limitation in effect through February 1, 2024 for Class A shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.
* Performance of Class A shares shown in the graph above is from the inception of Class A shares on 10/2/19 through 9/30/23 . Index information shown in the graph above is from 10/31/19 through 9/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Performance Update | 9/30/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Equity Fund during the periods shown, compared to that of the MSCI Emerging Markets NR Index.*
Average Annual Total Returns (As of September 30, 2023)
Period	If Held	If Redeemed	MSCI Emerging Markets NR Index
Life-of-Class (10/2/19)	0.93%	0.93%	1.27%
1 Year	7.02	6.02	11.70
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
3.22%	1.80%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the Life-of-Class period.  All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reﬂects the contractual expense limitation in effect through February 1, 2024 for Class C shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.
* Performance of Class C shares shown in the graph above is from the inception of Class C shares on 10/2/19 through 9/30/23. Index information shown in the graph above is from 10/31/19 through 9/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2315

Performance Update | 9/30/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Equity Fund during the periods shown, compared to that of the MSCI Emerging Markets NR Index.*
Average Annual Total Returns (As of September 30, 2023)
Period	Net Asset Value (NAV)	MSCI Emerging Markets NR Index
Life-of-Class (10/2/19)	1.95%	1.27%
1 Year	8.15	11.70
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
2.21%	0.75%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through February 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 10/2/19 through 9/30/23. Index information shown in the graph above is from 10/31/19 through 9/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund
Based on actual returns from April 1, 2023 through September 30, 2023.
Share Class	A	C	Y
Beginning Account Value on 4/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 9/30/23	$959.70	$956.60	$961.70
Expenses Paid During Period*	$5.35	$8.83	$3.88

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09%, 1.80%, and 0.79% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reﬂect the partial year period).
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2317

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2023 through September 30, 2023.
Share Class	A	C	Y
Beginning Account Value on 4/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 9/30/23	$1,019.60	$1,016.04	$1,021.11
Expenses Paid During Period*	$5.52	$9.10	$4.00

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09%, 1.80%, and 0.79% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reﬂect the partial year period).
18Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Schedule of Investments  |  9/30/23
Shares		Value
	UNAFFILIATED ISSUERS — 98.0%
	Common Stocks — 93.5% of Net Assets
	Automobile Components — 0.3%
186	Hyundai Mobis Co., Ltd.	$ 33,137
	Total Automobile Components	$33,137

	Banks — 14.6%
12,460	Abu Dhabi Islamic Bank PJSC	$ 38,188
53,483(a)	Alpha Services and Holdings S.A.	70,988
14,041	Axis Bank, Ltd.	174,446
17,001	Banco Bradesco S.A. (A.D.R.)	48,453
10,286	Banco do Brasil S.A.	96,546
310,200	Bank Central Asia Tbk PT	176,975
168,000	Bank Negara Indonesia Persero Tbk PT	112,190
20,500	China Merchants Bank Co., Ltd., Class H	85,054
51,200	CIMB Group Holdings Bhd	59,163
15,200	Grupo Financiero Banorte S.A.B de CV, Class O	127,435
3,556	Hana Financial Group, Inc.	111,830
1,693	HDFC Bank, Ltd. (A.D.R.)	99,904
10,765	HDFC Bank, Ltd.	197,136
962	ICICI Bank, Ltd. (A.D.R.)	22,241
8,270	ICICI Bank, Ltd.	94,578
2,097	IndusInd Bank, Ltd.	36,048
12,900	Kasikornbank PCL	44,734
535	Komercni Banka AS	15,542
12,273	Saudi National Bank	107,420
22,335 +#	Sberbank of Russia PJSC	3,029
	Total Banks	$1,721,900

	Beverages — 2.9%
1,251	Coca-Cola Icecek AS	$ 17,938
3,256	Embotelladora Andina S.A. (A.D.R.)	42,165
612	Fomento Economico Mexicano S.A.B de CV (A.D.R.)	66,800
3,733	Fomento Economico Mexicano S.A.B de CV	40,769
142,000	Thai Beverage PCL	59,590
14,000	Tsingtao Brewery Co., Ltd., Class H	113,883
	Total Beverages	$341,145

	Broadline Retail — 4.7%
1,494(a)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 129,590
11,800(a)	Alibaba Group Holding, Ltd.	127,928
2,643	JD.com, Inc. (A.D.R.)	76,991
3,314	JD.com, Inc., Class A	48,169
843	Naspers, Ltd., Class N	134,528
11,618	Woolworths Holdings, Ltd.	41,531
	Total Broadline Retail	$558,737

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2319

Schedule of Investments  |  9/30/23 (continued)
Shares		Value
	Building Products — 0.5%
41,000	Xinyi Glass Holdings, Ltd.	$ 53,270
	Total Building Products	$53,270

	Capital Markets — 0.5%
23,500	B3 S.A. - Brasil Bolsa Balcao	$ 57,458
	Total Capital Markets	$57,458

	Chemicals — 1.3%
40,445	Fertiglobe Plc	$ 38,435
11,900	Hangzhou Oxygen Plant Group Co., Ltd., Class A	52,903
90	LG Chem, Ltd.	33,089
814	OCI NV	22,642
	Total Chemicals	$147,069

	Construction & Engineering — 1.7%
4,169	Larsen & Toubro, Ltd.	$ 151,645
1,965(a)	Samsung Engineering Co., Ltd.	44,028
	Total Construction & Engineering	$195,673

	Construction Materials — 0.5%
2,493	Grasim Industries, Ltd.	$ 58,366
	Total Construction Materials	$58,366

	Consumer Staples Distribution & Retail — 1.3%
20,300	Atacadao S.A.	$ 35,943
50,300	CP All PCL	83,507
639	E-MART, Inc.	33,329
	Total Consumer Staples Distribution & Retail	$152,779

	Diversified Consumer Services — 1.4%
57,000	China Education Group Holdings, Ltd.	$ 46,235
1,934(a)	New Oriental Education & Technology Group, Inc. (A.D.R.)	113,236
	Total Diversified Consumer Services	$159,471

	Diversified Telecommunication Services — 1.1%
39,000	Singapore Telecommunications, Ltd.	$ 68,795
270,200	Telkom Indonesia Persero Tbk PT	65,534
	Total Diversified Telecommunication Services	$134,329

	Electric Utilities — 1.4%
8,727	Enel Chile S.A. (A.D.R.)	$ 25,832
39,845	Power Grid Corp. of India, Ltd.	95,800
18,800	Tenaga Nasional Bhd	39,997
	Total Electric Utilities	$161,629

The accompanying notes are an integral part of these financial statements.
20Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Shares		Value
	Electrical Equipment — 0.4%
14,800	Zhuzhou CRRC Times Electric Co., Ltd., Class H	$ 51,172
	Total Electrical Equipment	$51,172

	Electronic Equipment, Instruments & Components — 2.3%
11,000	Delta Electronics, Inc.	$ 110,587
40,000	Hon Hai Precision Industry Co., Ltd.	128,947
6,000	Taiwan Union Technology Corp.	25,344
	Total Electronic Equipment, Instruments & Components	$264,878

	Entertainment — 1.3%
1,491	NetEase, Inc. (A.D.R.)	$ 149,338
	Total Entertainment	$149,338

	Financial Services — 0.4%
7,976	Chailease Holding Co., Ltd.	$ 44,724
	Total Financial Services	$44,724

	Food Products — 2.2%
3,651	Almarai Co. JSC	$ 62,024
76,500	Indofood CBP Sukses Makmur Tbk PT	54,801
26,000	Tingyi Cayman Islands Holding Corp.	36,354
48,000	Uni-President Enterprises Corp.	104,361
	Total Food Products	$257,540

	Ground Transportation — 0.5%
5,320	Localiza Rent a Car S.A.	$ 61,979
	Total Ground Transportation	$61,979

	Health Care Providers & Services — 1.3%
1,615	Apollo Hospitals Enterprise, Ltd.	$ 99,977
91,900	Bangkok Chain Hospital PCL	49,721
	Total Health Care Providers & Services	$149,698

	Hotels, Restaurants & Leisure — 3.8%
2,112	Kangwon Land, Inc.	$ 23,585
1,471(a)	MakeMyTrip, Ltd.	59,605
13,220(a)	Meituan, Class B (144A)	191,919
2,819(a)	Trip.com Group, Ltd. (A.D.R.)	98,581
1,406	Yum China Holdings, Inc.	78,342
	Total Hotels, Restaurants & Leisure	$452,032

	Household Durables — 0.8%
1,982	Coway Co., Ltd.	$ 60,516
9,500	Ez Tec Empreendimentos e Participacoes S.A.	35,569
	Total Household Durables	$96,085

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2321

Schedule of Investments  |  9/30/23 (continued)
Shares		Value
	Independent Power and Renewable Electricity Producers — 0.9%
52,000	China Longyuan Power Group Corp., Ltd., Class H	$ 45,522
51,707	NHPC, Ltd.	32,637
136,000	Xinyi Energy Holdings, Ltd.	28,844
	Total Independent Power and Renewable Electricity Producers	$107,003

	Industrial Conglomerates — 1.5%
2,282	Bidvest Group, Ltd.	$ 32,732
10,649	KOC Holding AS	56,632
667	LG Corp.	41,303
599	Samsung C&T Corp.	47,661
	Total Industrial Conglomerates	$178,328

	Insurance — 3.2%
11,000	AIA Group, Ltd.	$ 88,980
28,200	Caixa Seguridade Participacoes S/A	62,610
795	DB Insurance Co., Ltd.	52,652
6,491	HDFC Life Insurance Co., Ltd. (144A)	49,818
8,937	ICICI Prudential Life Insurance Co., Ltd. (144A)	60,913
48,000	PICC Property & Casualty Co., Ltd., Class H	61,382
	Total Insurance	$376,355

	Interactive Media & Services — 5.5%
255(a)	Baidu, Inc. (A.D.R.)	$ 34,259
2,000(a)	Baidu, Inc., Class A	33,713
14,900	Tencent Holdings, Ltd.	577,451
	Total Interactive Media & Services	$645,423

	IT Services — 2.6%
5,590	HCL Technologies, Ltd.	$ 82,924
3,365	Infosys, Ltd. (A.D.R.)	57,575
4,406	Infosys, Ltd.	76,022
2,127	Tata Consultancy Services, Ltd.	90,225
	Total IT Services	$306,746

	Machinery — 0.7%
9,775	Iochpe Maxion S.A.	$ 26,642
44,000	Weichai Power Co., Ltd., Class H	59,701
	Total Machinery	$86,343

	Marine Transportation — 0.2%
17,000	SITC International Holdings Co., Ltd.	$ 28,539
	Total Marine Transportation	$28,539

	Metals & Mining — 2.8%
4,083	Anglogold Ashanti Plc	$ 65,712
12,454	Grupo Mexico S.A.B de CV	58,949
The accompanying notes are an integral part of these financial statements.
22Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Shares		Value
	Metals & Mining — (continued)
20,245	Hindalco Industries, Ltd.	$ 119,643
125	Korea Zinc Co., Ltd.	46,706
80(a) +#	MMC Norilsk Nickel PJSC	672
3,508(a)	Saudi Arabian Mining Co.	37,757
48,470 +#	United Co. RUSAL International PJSC	1,045
	Total Metals & Mining	$330,484

	Oil, Gas & Consumable Fuels — 0.8%
2,310(a) +#	Gazprom PJSC	$ 201
14,254(a) +#	Gazprom PJSC	1,239
1,309 +#	LUKOIL PJSC	4,535
600	Petroleo Brasileiro S.A.	4,523
4,400(a)	PRIO S.A.	41,176
4,423	Saudi Arabian Oil Co. (144A)	41,279
30 +#	Surgutneftegas PJSC	—
	Total Oil, Gas & Consumable Fuels	$92,953

	Personal Care Products — 0.2%
10,100(a)	Natura & Co. Holding S.A.	$ 29,256
	Total Personal Care Products	$29,256

	Pharmaceuticals — 0.4%
3,521	Cipla, Ltd.	$ 50,293
	Total Pharmaceuticals	$50,293

	Real Estate Management & Development — 7.5%
98,660	Aldar Properties PJSC	$ 154,744
7,731	Aliansce Sonae Shopping Centers S.A.	34,744
78,000	Ayala Land, Inc.	40,581
27,400	CapitaLand Investment, Ltd.	61,939
22,000	China Overseas Land & Investment, Ltd.	45,202
30,000	China Resources Land, Ltd.	118,230
572,400	Ciputra Development Tbk PT	37,770
12,700	Corp. Inmobiliaria Vesta S.A.B de CV	41,895
8,725	DLF, Ltd.	55,725
52,683	Emaar Properties PJSC	115,333
44,000	Hang Lung Properties, Ltd.	59,807
17,000	Longfor Group Holdings, Ltd. (144A)	30,047
5,000	Sun Hung Kai Properties, Ltd.	53,181
14,800	Swire Properties, Ltd.	30,880
	Total Real Estate Management & Development	$880,078

	Semiconductors & Semiconductor Equipment — 8.8%
2,082	SK Hynix, Inc.	$ 176,840
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2323

Schedule of Investments  |  9/30/23 (continued)
Shares		Value
	Semiconductors & Semiconductor Equipment — (continued)
9,400	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	$ 816,860
56,000	Xinyi Solar Holdings, Ltd.	41,651
	Total Semiconductors & Semiconductor Equipment	$1,035,351

	Specialty Retail — 1.4%
36,000	China Meidong Auto Holdings, Ltd.	$ 19,860
14,015(a) +#	Detsky Mir PJSC (144A)	507
131,000	Topsports International Holdings, Ltd. (144A)	99,466
13,300	Vibra Energia S.A.	50,061
	Total Specialty Retail	$169,894

	Technology Hardware, Storage & Peripherals — 4.0%
8,185	Samsung Electronics Co., Ltd.	$ 414,693
46	Samsung Electronics Co., Ltd. (G.D.R.) (144A)	57,862
	Total Technology Hardware, Storage & Peripherals	$472,555

	Textiles, Apparel & Luxury Goods — 4.2%
955	Cie Financiere Richemont S.A.	$ 116,639
3,371	Fila Holdings Corp.	90,152
42,600(a)	Samsonite International S.A. (144A)	145,774
4,300	Shenzhou International Group Holdings, Ltd.	41,052
111,000	Xtep International Holdings, Ltd.	101,853
	Total Textiles, Apparel & Luxury Goods	$495,470

	Transportation Infrastructure — 0.5%
60,000	Jiangsu Expressway Co., Ltd., Class H	$ 54,059
	Total Transportation Infrastructure	$54,059

	Water Utilities — 1.2%
7,872	Cia de Saneamento Basico do Estado de Sao Paulo (A.D.R.)	$ 95,409
64,000	Guangdong Investment, Ltd.	48,824
	Total Water Utilities	$144,233

	Wireless Telecommunication Services — 1.9%
8,962	Bharti Airtel, Ltd.	$ 99,998
21,000	Far EasTone Telecommunications Co., Ltd.	47,280
2,102	SK Telecom Co., Ltd.	80,918
	Total Wireless Telecommunication Services	$228,196

	Total Common Stocks (Cost $10,460,876)	$11,013,968

	Preferred Stock — 4.5% of Net Assets
	Banks — 0.8%
12,631(b)	Banco Bradesco S.A.	$ 35,934
The accompanying notes are an integral part of these financial statements.
24Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Shares		Value
	Banks — (continued)
31,200(b)	Itausa S.A.	$ 56,174
21,762(b) +#	Sberbank of Russia PJSC	2,942
	Total Banks	$95,050

	Oil, Gas & Consumable Fuels — 1.2%
20,500(b)	Petroleo Brasileiro S.A.	$ 141,274
	Total Oil, Gas & Consumable Fuels	$141,274

	Technology Hardware, Storage & Peripherals — 2.5%
7,194(b)	Samsung Electronics Co., Ltd.	$ 290,441
	Total Technology Hardware, Storage & Peripherals	$290,441

	Total Preferred Stock (Cost $562,461)	$526,765

	Rights/Warrants — 0.0%† of Net Assets
	Banks — 0.0%†
BRL 433(a)	Itausa S.A., 10/6/23	$ 220
	Total Banks	$220

	Ground Transportation — 0.0%†
BRL 39(a)	Localiza Rent a Car S.A., 11/7/23	$ 139
	Total Ground Transportation	$139

	Total Rights/Warrants (Cost $—)	$359

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.0% (Cost $11,023,337)	$ 11,541,092
	OTHER ASSETS AND LIABILITIES — 2.0%	$ 230,739
	net assets — 100.0%	$11,771,831

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At September 30, 2023, the value of these securities amounted to $677,585, or 5.8% of net assets.
(a)	Non-income producing security.
(b)	Issued as preference shares.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2325

Schedule of Investments  |  9/30/23 (continued)
Restricted Securities	Acquisition date	Cost	Value
Detsky Mir PJSC	10/1/2019	$20,368	$ 507
Gazprom PJSC	10/1/2019	45,761	1,239
Gazprom PJSC	11/16/2020	5,453	201
LUKOIL PJSC	9/15/2020	96,414	4,535
MMC Norilsk Nickel PJSC	10/1/2019	20,493	672
Sberbank of Russia PJSC	10/1/2019	67,203	2,942
Sberbank of Russia PJSC	9/15/2020	71,103	3,029
Surgutneftegas PJSC	10/1/2019	17	—
United Co. RUSAL International PJSC	3/29/2021	30,782	1,045
Total Restricted Securities			$14,170
% of Net assets			0.1%
Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:
China	22.4%
India	16.2%
South Korea	14.2%
Taiwan	11.1%
Brazil	7.9%
Hong Kong	5.0%
Indonesia	3.9%
United Arab Emirates	3.0%
Mexico	2.9%
Saudi Arabia	2.1%
Thailand	2.1%
South Africa	1.8%
United States	1.3%
Singapore	1.1%
Switzerland	1.0%
Other (individually less than 1%)	4.0%
100.0%
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
BRL	— Brazil Real
Purchases and sales of securities (excluding short-term investments) for the year ended September 30, 2023, aggregated $6,379,996 and $6,389,744, respectively.
The accompanying notes are an integral part of these financial statements.
26Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

At September 30, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $11,375,666 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 2,133,873
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,968,447)
Net unrealized appreciation	$ 165,426
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of September 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Automobile Components	$ —	$ 33,137	$ —	$ 33,137
Banks	394,579	1,324,292	3,029	1,721,900
Beverages	149,734	191,411	—	341,145
Broadline Retail	206,581	352,156	—	558,737
Building Products	—	53,270	—	53,270
Capital Markets	57,458	—	—	57,458
Chemicals	—	147,069	—	147,069
Construction & Engineering	—	195,673	—	195,673
Construction Materials	—	58,366	—	58,366
Consumer Staples Distribution & Retail	35,943	116,836	—	152,779
Diversified Consumer Services	113,236	46,235	—	159,471
Diversified Telecommunication Services	—	134,329	—	134,329
Electric Utilities	25,832	135,797	—	161,629
Electrical Equipment	—	51,172	—	51,172
Electronic Equipment, Instruments & Components	—	264,878	—	264,878
Entertainment	149,338	—	—	149,338
Financial Services	—	44,724	—	44,724
Food Products	—	257,540	—	257,540
Ground Transportation	61,979	—	—	61,979
Health Care Providers & Services	—	149,698	—	149,698
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2327

Schedule of Investments  |  9/30/23 (continued)
	Level 1	Level 2	Level 3	Total
Hotels, Restaurants & Leisure	$ 236,528	$ 215,504	$ —	$ 452,032
Household Durables	35,569	60,516	—	96,085
Independent Power and Renewable Electricity Producers	—	107,003	—	107,003
Industrial Conglomerates	—	178,328	—	178,328
Insurance	62,610	313,745	—	376,355
Interactive Media & Services	34,259	611,164	—	645,423
IT Services	57,575	249,171	—	306,746
Machinery	26,642	59,701	—	86,343
Marine Transportation	—	28,539	—	28,539
Metals & Mining	58,949	269,818	1,717	330,484
Oil, Gas & Consumable Fuels	45,699	41,279	5,975	92,953
Personal Care Products	29,256	—	—	29,256
Pharmaceuticals	—	50,293	—	50,293
Real Estate Management & Development	76,639	803,439	—	880,078
Semiconductors & Semiconductor Equipment	816,860	218,491	—	1,035,351
Specialty Retail	50,061	119,326	507	169,894
Technology Hardware, Storage & Peripherals	—	472,555	—	472,555
Textiles, Apparel & Luxury Goods	—	495,470	—	495,470
Transportation Infrastructure	—	54,059	—	54,059
Water Utilities	95,409	48,824	—	144,233
Wireless Telecommunication Services	—	228,196	—	228,196
Preferred Stock
Banks	92,108	—	2,942	95,050
Oil, Gas & Consumable Fuels	141,274	—	—	141,274
Technology Hardware, Storage & Peripherals	—	290,441	—	290,441
Rights/Warrants
Banks	—	220	—	220
Ground Transportation	139	—	—	139
Total Investments in Securities	$3,054,257	$ 8,472,665	$14,170	$11,541,092
During the year ended September 30, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
28Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Statement of Assets and Liabilities  |  9/30/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $11,023,337)	$11,541,092
Cash	1,576
Foreign currencies, at value (cost $289,177)	279,680
Receivables —
Investment securities sold	58,084
Dividends	33,923
Due from the Adviser	3,261
Other assets	28,759
Total assets	$11,946,375
LIABILITIES:
Payables —
Investment securities purchased	$ 16,994
Professional fees	72,843
Printing expense	10,010
Reserve for repatriation taxes	67,643
Management fees	768
Administrative expenses	3,298
Distribution fees	505
Accrued expenses	2,483
Total liabilities	$ 174,544
NET ASSETS:
Paid-in capital	$12,451,149
Distributable earnings (loss)	(679,318)
Net assets	$11,771,831
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $4,494,960/460,068 shares)	$ 9.77
Class C (based on $3,517,620/362,212 shares)	$ 9.71
Class Y (based on $3,759,251/383,959 shares)	$ 9.79
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.77 net asset value per share/100%-5.75% maximum sales charge)	$ 10.37
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23 29

Statement of Operations FOR THE YEAR ENDED 9/30/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $42,434)	$ 370,885
Total Investment Income		$ 370,885
EXPENSES:
Management fees	$ 80,075
Administrative expenses	24,691
Transfer agent fees
Class A	1,568
Class C	207
Class Y	60
Distribution fees
Class A	11,589
Class C	36,073
Shareowner communications expense	1,687
Custodian fees	2,220
Registration fees	55,651
Professional fees	164,871
Printing expense	37,702
Officers' and Trustees' fees	8,065
Insurance expense	161
Miscellaneous	4,502
Total expenses		$ 429,122
Less fees waived and expenses reimbursed by the Adviser		(278,898)
Net expenses		$ 150,224
Net investment income		$ 220,661
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $18,005)	$ (547,649)
Other assets and liabilities denominated in foreign currencies	(2,742)	$ (550,391)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $17,187)	$1,243,084
Other assets and liabilities denominated in foreign currencies	3,733	$1,246,817
Net realized and unrealized gain (loss) on investments		$ 696,426
Net increase in net assets resulting from operations		$ 917,087
The accompanying notes are an integral part of these financial statements.
30Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Statements of Changes in Net Assets
	Year Ended 9/30/23	Year Ended 9/30/22
FROM OPERATIONS:
Net investment income (loss)	$ 220,661	$ 338,423
Net realized gain (loss) on investments	(550,391)	(274,979)
Change in net unrealized appreciation (depreciation) on investments	1,246,817	(4,297,545)
Net increase (decrease) in net assets resulting from operations	$ 917,087	$ (4,234,101)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.37 and $0.46 per share, respectively)	$ (164,070)	$ (202,398)
Class C ($0.30 and $0.36 per share, respectively)	(104,237)	(125,905)
Class Y ($0.41 and $0.50 per share, respectively)	(188,728)	(224,571)
Total distributions to shareowners	$ (457,035)	$ (552,874)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 730,597	$ 285,574
Reinvestment of distributions	457,035	552,834
Cost of shares repurchased	(1,662,873)	(818,187)
Net increase (decrease) in net assets resulting from Fund share transactions	$ (475,241)	$ 20,221
Net decrease in net assets	$ (15,189)	$ (4,766,754)
NET ASSETS:
Beginning of year	$11,787,020	$16,553,774
End of year	$11,771,831	$ 11,787,020
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2331

Statements of Changes in Net Assets (continued)
	Year Ended 9/30/23 Shares	Year Ended 9/30/23 Amount	Year Ended 9/30/22 Shares	Year Ended 9/30/22 Amount
Class A
Shares sold	66,337	$ 696,230	19,336	$ 239,458
Reinvestment of distributions	16,810	164,070	16,084	202,358
Less shares repurchased	(62,346)	(628,806)	(53,311)	(612,793)
Net increase (decrease)	20,801	$ 231,494	(17,891)	$(170,977)
Class C
Shares sold	2,813	$ 27,822	3,680	$ 43,560
Reinvestment of distributions	10,691	104,237	10,041	125,905
Less shares repurchased	(1,702)	(17,222)	(11,418)	(200,519)
Net increase (decrease)	11,802	$ 114,837	2,303	$ (31,054)
Class Y
Shares sold	616	$ 6,545	214	$ 2,556
Reinvestment of distributions	19,357	188,728	17,841	224,571
Less shares repurchased	(100,365)	(1,016,845)	(461)	(4,875)
Net increase (decrease)	(80,392)	$ (821,572)	17,594	$ 222,252
The accompanying notes are an integral part of these financial statements.
32Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Financial Highlights
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	10/2/19* to 9/30/20
Class A
Net asset value, beginning of period	$ 9.41	$ 13.24	$11.08	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.28	$ 0.14	$ 0.07
Net realized and unrealized gain (loss) on investments	0.54	(3.65)	2.13	1.07
Net increase (decrease) from investment operations	$ 0.73	$ (3.37)	$ 2.27	$ 1.14
Distributions to shareowners:
Net investment income	$ (0.37)	$ (0.31)	$ (0.11)	$ (0.06)
Net realized gain	—	(0.15)	—	—
Total distributions	$ (0.37)	$ (0.46)	$ (0.11)	$ (0.06)
Net increase (decrease) in net asset value	$ 0.36	$ (3.83)	$ 2.16	$ 1.08
Net asset value, end of period	$ 9.77	$ 9.41	$13.24	$11.08
Total return (b)	7.81%	(26.28)%	20.55%	11.43%(c)
Ratio of net expenses to average net assets	1.09%	1.29%	1.30%	1.28%(d)
Ratio of net investment income (loss) to average net assets	1.84%	2.37%	1.05%	0.72%(d)
Portfolio turnover rate	53%	41%	37%	61%(c)
Net assets, end of period (in thousands)	$4,495	$ 4,133	$6,053	$4,232
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	3.29%	2.71%	3.60%	4.45%(d)
Net investment income (loss) to average net assets	(0.36)%	0.95%	(1.25)%	(2.45)%(d)
*	Class A commenced operations on October 2, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2333

Financial Highlights  (continued)
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	10/2/19* to 9/30/20
Class C
Net asset value, beginning of period	$ 9.35	$ 13.14	$11.02	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.20	$ 0.04	$ (0.00)(b)
Net realized and unrealized gain (loss) on investments	0.55	(3.63)	2.13	1.06
Net increase (decrease) from investment operations	$ 0.66	$ (3.43)	$ 2.17	$ 1.06
Distributions to shareowners:
Net investment income	$ (0.30)	$ (0.21)	$ (0.05)	$ (0.04)
Net realized gain	—	(0.15)	—	—
Total distributions	$ (0.30)	$ (0.36)	$ (0.05)	$ (0.04)
Net increase (decrease) in net asset value	$ 0.36	$ (3.79)	$ 2.12	$ 1.02
Net asset value, end of period	$ 9.71	$ 9.35	$13.14	$11.02
Total return (c)	7.02%	(26.79)%	19.68%	10.66%(d)
Ratio of net expenses to average net assets	1.80%	2.00%	2.01%	2.01%(e)
Ratio of net investment income (loss) to average net assets	1.14%	1.70%	0.30%	(0.02)%(e)
Portfolio turnover rate	53%	41%	37%	61%(d)
Net assets, end of period (in thousands)	$3,518	$ 3,275	$4,574	$3,689
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	3.99%	3.42%	4.30%	5.17%(e)
Net investment income (loss) to average net assets	(1.05)%	0.28%	(1.99)%	(3.18)%(e)
*	Class C commenced operations on October 2, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
34Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	10/2/19* to 9/30/20
Class Y
Net asset value, beginning of period	$ 9.43	$ 13.27	$11.10	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.21	$ 0.32	$ 0.18	$ 0.10
Net realized and unrealized gain (loss) on investments	0.56	(3.66)	2.15	1.07
Net increase (decrease) from investment operations	$ 0.77	$ (3.34)	$ 2.33	$ 1.17
Distributions to shareowners:
Net investment income	$ (0.41)	$ (0.35)	$ (0.16)	$ (0.07)
Net realized gain	—	(0.15)	—	—
Total distributions	$ (0.41)	$ (0.50)	$ (0.16)	$ (0.07)
Net increase (decrease) in net asset value	$ 0.36	$ (3.84)	$ 2.17	$ 1.10
Net asset value, end of period	$ 9.79	$ 9.43	$13.27	$11.10
Total return (b)	8.15%	(26.10)%	21.00%	11.72%(c)
Ratio of net expenses to average net assets	0.79%	0.99%	0.99%	0.99%(d)
Ratio of net investment income (loss) to average net assets	2.12%	2.70%	1.30%	0.99%(d)
Portfolio turnover rate	53%	41%	37%	61%(c)
Net assets, end of period (in thousands)	$3,759	$ 4,379	$5,927	$4,893
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.99%	2.41%	3.29%	4.16%(d)
Net investment income (loss) to average net assets	(0.08)%	1.28%	(1.00)%	(2.18)%(d)
*	Class Y commenced operations on October 2, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2335

Notes to Financial Statements  |  9/30/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Emerging Markets Equity Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C and Class Y commenced operations on October 2, 2019. Class K has not yet commenced operations. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief
36Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange,
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2337

prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Adviser, the Fund's valuation designee, uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. These recommendations are applied in accordance with the Adviser's (the valuation designee's) valuation procedures.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples
38Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2339

any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of September 30, 2023, the Fund had accrued $67,643 in reserve for repatriation taxes related to capital gains.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At September 30, 2023, the Fund was permitted to carry forward indefinitely $622,342 of short-term losses and $402,224 of long-term losses.
The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$457,035	$430,964
Long-term capital gains	—	121,910
Total	$ 457,035	$552,874
The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 179,822
Capital loss carryforward	(1,024,566)
Net unrealized appreciation	165,426
Total	$ (679,318)
40Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to passive foreign investment companies.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $265 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2341

adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Fund invests at least 80% of its net assets in the equity securities of emerging market issuers. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market.
42Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
To the extent that the fund invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, including but not limited to issuers organized or located in China and other developing market Asia-Pacific countries, the fund may be
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2343

particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those regions.
Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. The U.S. has also restricted the sale of certain goods to China. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected. These matters could adversely affect China’s economy and also limit investment opportunities for the Fund. The Chinese economy also could be adversely affected by, among other things, supply chain disruptions. The effect of China's recent relaxation of its zero-COVID policy on China's economy and global supply chains may not be fully known for some time. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.
In addition, China's long-running conflict over Taiwan's sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers,
44Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Effective December 1, 2022, management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the fund’s average daily net assets. Prior to December 1, 2022, management fees payable under the Fund’s Investment Management Agreement with the Adviser were equal to 0.80% of the Fund's average daily net assets up to $1 billion and 0.75% of the Fund's average daily net assets over $1 billion. For the year ended September 30, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.63% of the Fund’s average daily net assets.
Effective December 1, 2022, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.05%, 1.80% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2024. Prior to December 1, 2022, the Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2345

expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.05% and 0.99% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended September 30, 2023, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $768 in management fees payable to the Adviser at September 30, 2023.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended September 30, 2023, the Fund paid $8,065 in Officer's and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At September 30, 2023, on its Statement of Assets and Liabilities, the Fund had no payable for Trustees' fees and a payable for administrative expenses of $3,298, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
46Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$1,438
Class C	135
Class Y	114
Total	$1,687
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $505 in distribution fees payable to the Distributor at September 30, 2023.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2023, CDSCs in the amount of $1 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2347

credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit facility. For the year ended September 30, 2023, the Fund had no borrowings under the credit facility.
48Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust XIV and the Shareholders of Pioneer Emerging Markets Equity Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)), including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from October 2, 2019 (commencement of operations) through September 30, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust XIV) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period ended and the period from October 2, 2019 (commencement of operations) through September 30, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2349

effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
November 28, 2023
50Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Additional Information (unaudited)
For the year ended September 30, 2023, certain dividends paid by the  Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.
For the fiscal year ended September 30, 2023, the Fund elected to pass through foreign tax credits of $60,439 and recognized foreign source income of $ 407,945.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2351

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Emerging Markets Equity Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
52Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2353

comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third  quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered a reduction in the Fund’s management fee that went into effect on December 1, 2022. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund for the most recent fiscal year, and that such expense limitation arrangement had not been extended for the upcoming fiscal year.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the
54Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2355

reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
56Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23 57

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
58Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
60Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc.
(investor communications and securities
processing provider for financial services industry)
(2009 – present); Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New Jersey State
Civil Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2361

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
62Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2019. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2363

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
64Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2365

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2019. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2019. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2019. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2019. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
66Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2019. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/2367

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
 1-800-225-6292
FactFoneSM  for automated fund yields, prices,
account information and transactions
 1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site:  www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 32311-03-1123

Pioneer Global Sustainable Growth Fund
Annual Report  |  September 30, 2023

A: SUGAX	C: SUGCX	Y: SUGYX

visit us: www.amundi.com/us

Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/233

Portfolio Management Discussion  |  9/30/23
In the following discussion, portfolio managers John Peckham, Brian Chen, and Jeff Sacknowitz discuss the market environment during the 12-month period ended September 30, 2023, and the performance of Pioneer Global Sustainable Growth Fund during the period. Mr. Peckham, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Chen, a senior vice president and a portfolio manager at Amundi US, and Mr. Sacknowitz, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the 12-month period ended September 30, 2023?
A	Pioneer Global Sustainable Growth Fund’s Class A shares returned 23.44% at net asset value during the 12-month period ended September 30, 2023, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) Growth Index*, returned 24.41%. During the same 12-month period, the average return of the 356 mutual funds in Morningstar’s Global Large-Stock Growth category was 19.50%.
Q	How would you describe the investment backdrop for equities during the 12-month period ended September 30, 2023?
A	The period opened in the wake of a series of aggressive Federal Reserve (Fed) interest-rate increases as the US central bank sought to counter rising levels of inflation, which had peaked at over 9% in June of 2022. The Fed’s determined stance had brought the target for its benchmark federal funds rate from 0.00% – 0.25% in March of 2022, to 3.00% – 3.25% entering
*	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

October 2022. In addition, the US Treasury yield curve, which had moved notably higher in response to the Fed’s actions, became inverted as the market anticipated a recession. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. An inverted yield curve means that longer-term rates are lower than shorter-term rates.)
As the fourth quarter of 2022 progressed and inflation showed signs of modest easing, investors’ sentiment for riskier assets, such as equities, improved as the market began to anticipate a pivot by the Fed to a more dovish policy stance, despite another increase of 75 basis points (bps) to the federal funds rate target range in early November 2022. (A basis point is equal to 1/100th of a percentage point.) In December, however, after a solid start to the fourth quarter, the market soon turned its attention to the potential recessionary effects of the higher interest-rate regime put in place by the Fed, which led riskier assets to give back some of their gains from earlier in the quarter as the month progressed. In addition, the Fed implemented a more modest 50 bps increase to the federal funds rate target range at its December meeting, leaving the target range at 4.25% – 4.50% at the end of 2022, its highest level since the fall of 2007.
Entering 2023, riskier assets rallied again, amid renewed investor optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023 saw Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy. In addition, the reopening of China’s economy as the Chinese government unwound its “Zero-COVID” policy eased concerns about slowing global economic growth. Against that backdrop, areas of the market that had lagged during the 2022 sell-off (such as growth stocks and corporate bonds) outperformed. On February 1, the Fed increased the federal funds rate target again, but this time by a comparatively moderate 25 bps, bringing the target range to 4.50% – 4.75%.
In March, however, the failure of some regional US banks and the collapse of European lender Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/235

began to anticipate decreases in the federal funds rate target range by the Fed before the end of the calendar year. The prospect of easier monetary policy and the “flight to safety” spurred by banking concerns drove Treasury yields sharply lower. At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed that increase as an indication that the Fed believed the financial system, overall, remained on solid footing.
As the period progressed, declining inflation data led investors to expect the monetary tightening by central banks to end at some point in 2023. In addition, surprisingly resilient global economic growth raised hopes that the world economy would experience a “soft landing” rather than a recession. (A soft landing is when economic growth slows but remains positive as inflation is brought under control.) The Fed would implement another increase to the federal funds target range of 25 bps in early May, bringing the range to 5.00% ‒ 5.25%, before taking a pause at its June meeting. On July 26, 2023, the Fed once again raised the federal funds target range by 25 bps, then the Fed took another pause at its September meeting, leaving the range at 5.25% ‒ 5.50% as of period-end. At its September meeting, the Fed did signal the likelihood of another interest-rate increase before year-end. However, the central bank’s “dot plot” displaying Open Market Committee members’ expectations for the trajectory of the federal funds rate signaled only two rate cuts during 2024, a reflection of resilient economic growth and employment data. (The FOMC, or Federal Open Market Committee, dot plot, is a chart that summarizes the FOMC's outlook for the federal funds rate.)
Given the “higher for longer” interest-rate outlook, Treasury yields moved higher and global equities declined towards the end of the 12-month period, with growth-oriented stocks posting the biggest losses. In Europe, investors braced for higher interest rates over a prolonged period, even as economic data such as purchasing manager indices (PMI) sat at contractionary levels. By contrast, Japan’s gross domestic product (GDP) has remained robust, as evidenced by annualized 6% growth as of the end of June. The number exceeded forecasts, as a weaker yen has
6Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

boosted activity for Japanese exporters. While inflation has slowed in Japan, core inflation has persisted at above Bank of Japan targets.
For the 12-month period, the Fund’s benchmark, the MSCI ACWI Growth Index, returned 24.41%, outperforming the return of 16.98% for the MSCI All Country World Value Index, as growth stocks outperformed value stocks.
Q	What is your investment approach in managing the Fund?
A	The Fund’s primary objective is to seek long-term capital growth. We seek to achieve that objective by investing the Fund in a portfolio of stocks of what we believe to be quality growth-oriented companies globally, across any market capitalization.
In managing the Fund, Amundi US adheres to an ESG (environmental, social, and governance) mandate. We seek to invest the portfolio in securities of issuers with above-average potential for earnings and revenue growth, with an emphasis on shares of companies that we believe feature sustainable business models. Amundi US’s investment process includes evaluating individual companies’ ESG practices. In keeping with that focus, Amundi US considers ESG information when evaluating which investments to include in the Fund’s portfolio. Amundi US believes that ESG-related information helps us gain a more complete understanding of a company and its business.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that Amundi US believes adhere to the Fund's ESG criteria. For purposes of the Fund's 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons consisting of cluster weapons, anti-personnel mines, nuclear weapons, and biological and chemical weapons, and the operation of thermal coal mines.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/237

Q	What were the principal factors affecting the Fund’s benchmark-relative performance during the 12-month period ended September 30, 2023?
A	The Fund’s benchmark-relative performance benefited the most during the 12-month period from positive stock selection results, while sector allocation results were negative and detracted from relative returns. Stock selection results were most beneficial for the Fund within the consumer discretionary, financials, and consumer staples sectors, while selection results lagged the benchmark within the health care and communication services sectors.
Leading individual contributors to the Fund’s benchmark-relative returns for the 12-month period included a position in Germany-based Hensoldt AG, within the industrials sector. Hensoldt develops sensor technologies and other electronics for the defense and aerospace sectors. Sentiment with respect to Hensoldt has benefited from the German government’s announcement of plans to increase defense spending. We have maintained the Fund’s position, given the company’s huge order backlog and even larger project pipeline, which could support future earnings. Within the consumer discretionary sector, a lack of portfolio exposure to electronic vehicle manufacturer Tesla, along with an underweight allocation to online retailer Amazon.com, benefited the Fund’s relative performance. Tesla’s stock performed poorly early in the period on slowing sales and weak financial results. Meanwhile, Amazon, which experienced a sharp rise in revenue growth during the pandemic, has seen growth lag in recent months. Another positive contributor to the Fund’s relative return was a position in semiconductor company AMD (Advanced Micro Devices), which enjoyed some tailwinds in the first quarter of 2023, driven by falling interest rates, which helped technology-oriented large-growth stocks outperform. In addition, growing interest in artificial intelligence (AI) carried the stock price higher as headlines around ChatGPT captured the imagination of investors. We think AMD could potentially benefit from adoption of this technology, given the need for its server chips to work with GPUs. In our view, the company is better positioned than its competitors as AMD has continued to gain market share through the strength of its product set, and so we have continued to hold
8Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

the stock in the portfolio. Shares of multinational computer technology company Oracle outperformed and benefited the Fund’s benchmark-relative results, as the company’s CEO surprised investors by announcing new and higher financial targets at Oracle’s annual global conference. In addition, Oracle has demonstrated plenty of room for expense rationalization as the company is focused on healthy operating margins. We continue to hold the stock in the portfolio, as we view Oracle as one of the few software value ideas that we believe can sustain growth, while showing it remains relevant in the Cloud world.
On the downside, a lack of portfolio exposure to semiconductor company NVIDIA weighed most heavily on the Fund’s benchmark-relative performance during the 12-month period, as the stock price was boosted by the prospect of spending on AI. PT Telkom, Indonesia’s largest telecom operator, was another stock in the portfolio which detracted from the Fund’s relative returns. The company’s shares came under pressure on concerns about shrinking consumer discretionary spending, given the Indonesian government’s decision to lower gasoline subsidies. In our view, the consolidation of the Indonesian mobile phone market has resulted in a better pricing environment as the company looks to recognize synergies by consolidating subsidiaries. We believe those catalysts could be more important to PT Telkom’s fundamentals than the short-term concerns over diminished consumption. A lack of portfolio exposure to Facebook parent Meta also proved detrimental to the Fund’s benchmark-relative performance for the 12-month period. The stock performed very poorly in the fourth quarter of 2022, due to concerns over the possible effects on profitability from the company’s massive investment in developing metaverse-related products, against the backdrop of a weak advertising environment. However, Meta’s share price rebounded sharply in the first quarter of 2023 as the company took measures to reduce spending, including laying off more than 10,000 employees. A position in Pfizer was another detractor from the Fund’s relative performance. The stock price declined over the period as management lowered guidance on COVID-19-related revenues for 2023. However, we continue to be encouraged by Pfizer’s progress on its pipeline of drugs in development, which includes some potentially large products.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/239

Finally, a position in Generac, which manufactures and sells power generation equipment for residential and commercial markets across the globe, detracted from the Fund’s relative returns. Generac’s stock came under pressure in the fourth quarter of 2022 as management announced preliminary results that revealed a growing inventory problem, given that installation capacity for home generators has severely lagged production. However, we still view Generac as positioned to possibly increase market share within an attractive industry space that offers a secular growth opportunity, and so we have retained the Fund’s position.
Q	Did the Fund have any exposure to derivative securities during the 12-month period ended September 30, 2023?
A	The Fund held positions in forward foreign currency exchange contracts (currency forwards) during the 12-month period. The currency forwards had a negligible effect on the Fund's performance.
Q	How would you characterize your outlook and the Fund’s overall positioning as of September 30, 2023?
A	The macroeconomic environment has grown increasingly difficult, and, in our view, a soft landing has become increasingly unlikely while the risk of recession has grown. Slowing economic data has become more evident in Europe, and while US data has been somewhat mixed, higher interest rates have slowed industrial production. However, other parts of the economy, including housing, have held up fairly well, thus further reinforcing the outlook for hawkish Fed monetary policy, which has not yet been fully reflected in equity prices.
Given those challenges, we have maintained a cautious stance, and have continued to adhere to our “all weather” investment process that seeks to invest the Fund in stocks of what we believe are quality companies, featuring attractive valuations. Over the last year, performance leadership within the equity markets has been very concentrated in a small number of stocks supported by investors’ anticipation about the potential of AI. In our view, this is not sustainable, and so we have maintained the portfolio’s underweights to mega-cap growth stocks
10Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

characterized by excessive valuations. As a result, the portfolio is underweight to the US, where the mega-cap AI market segment is located.
Furthermore, from a geographic standpoint, some of the Fund’s largest country overweights versus the benchmark continue to be in Northeast Asia, including Korea and Japan, where large valuation discrepancies have remained in place. We have retained the Fund’s overweight to Japan, as we have focused on multinational companies with new managements that appear committed to restructuring their business portfolios and to emphasizing market-leading businesses, while de-emphasizing businesses that are not performing. In our view, this trend, in conjunction with generally strong balance sheets, more shareholder-friendly policies, and extremely low valuations, presents a solid investment opportunity. Moreover, the weaker yen has increased the competitiveness of Japanese exporters.
The top-down investment themes on which we have focused have continued to guide the portfolio towards regions and sectors that we believe can perform well in an environment of higher interest rates, while also reducing cyclicality. For example, we have increased the Fund’s exposure to health care stocks, which have tended to be less sensitive to changes in the macroeconomic environment, while also trading at compelling valuations. In addition, given the global shift towards quantitative tightening by central banks, we have maintained the portfolio’s exposure to what we view as attractively valued over-capitalized banks with a focus on traditional banking services, especially in Europe, where the financial sector appears to be in solid shape. European banks have been generating strong profits, and, given their mix of high profitability and excess capital, have also been able to reward shareholders with significant dividends** and share buybacks.
We are also maintaining an overweight Fund allocation to the energy sector across geographic regions. While commodity prices have been volatile, we view the sector as presenting a structural opportunity for investors. Globally, there has been an underinvestment in fossil fuels, and the OPEC+ nations appear to
**	Dividends are not guaranteed.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2311

be disciplined in keeping a floor on crude oil prices. (The Organization of the Petroleum Exporting Countries Plus, or OPEC+, is a loosely affiliated entity consisting of the 13 OPEC members and 10 of the world's major non-OPEC oil-exporting nations. A price floor is the lowest amount at which a good or service may be sold and still function within the traditional supply-and-demand model.)
In addition to other holdings within the energy sector, we have also maintained the Fund’s exposure to natural gas companies. We expect natural gas prices to receive support over time, given that the commodity could be a key energy source during the transition away from higher-carbon sources such as oil and coal. Finally, the portfolio is underweight to those areas of the market that seem most likely to feel the negative effects of higher rates and inflation, including the utilities and real estate sectors.
12Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Please refer to the Schedule of Investments on pages 21  - 26  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.
The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
The Fund may use derivatives, which may have a potentially large impact on Fund performance.
The Fund may invest in IPOs (Initial Public Offerings), which may involve additional risks.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2313

Portfolio Summary  |  9/30/23
Sector Distribution

(As a percentage of total investments)*
Geographical Distribution

(As a percentage of total investments based on country of domicile)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Alphabet, Inc., Class C	5.70%
2.	Amazon.com, Inc.	5.38
3.	Microsoft Corp.	3.76
4.	Apple, Inc.	3.06
5.	Advanced Micro Devices, Inc.	3.02
6.	RELX Plc	2.92
7.	Eli Lilly & Co.	2.84
8.	Alibaba Group Holding, Ltd.	2.82
9.	Samsung Electronics Co., Ltd.	2.81
10.	International Business Machines Corp.	2.70

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
14Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Prices and Distributions  |  9/30/23
Net Asset Value per Share
Class	9/30/23	9/30/22
A	$9.68	$7.86
C	$9.52	$7.76
Y	$9.70	$7.87

Distributions per Share: 10/1/22 - 9/30/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.0199	$—	$—
C	$ —	$—	$—
Y	$0.0477	$—	$—
Index Definitions
The Morgan Stanley Capital International (MSCI) All Country World Growth NR Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages  16  -  18.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2315

Performance Update | 9/30/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Growth Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Growth NR Index.*
Average Annual Total Returns (As of September 30, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	MSCI All Country World Growth NR Index
Life-of-Class (5/10/21)*	-1.25%	-3.66%	-2.74%
1 Year	23.44	16.34	24.41
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
11.71%	1.00%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through February 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class A shares shown in the graph above is from the inception of Class A shares on 5/10/21 through 9/30/23. Index information shown in the graph above is from 5/31/21 through 9/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Performance Update | 9/30/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Growth Fund during the periods shown, compared to that of the MSCI All Country World Growth NR Index.*
Average Annual Total Returns (As of September 30, 2023)
Period	If Held	If Redeemed	MSCI All Country World Growth NR Index
Life-of-Class (5/10/21)*	-2.03%	-2.03%	-2.74%
1 Year	22.68	21.68	24.41
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
12.43%	1.75%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. "If Redeemed" returns reflect the deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the other time periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through February 1, 2024 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
* Performance of Class C shares shown in the graph above is from the inception of Class A shares on 5/10/21 through 9/30/23. Index information shown in the graph above is from 5/31/21 through 9/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2317

Performance Update | 9/30/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Growth Fund during the periods shown, compared to that of the MSCI All Country World Growth NR Index.*
Average Annual Total Returns (As of September 30, 2023)
Period	Net Asset Value (NAV)	MSCI All Country World Growth NR Index
Life-of-Class (5/10/21)*	-1.00%	-2.74%
1 Year	23.94	24.41
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
11.40%	0.70%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through February 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 5/10/21 through 9/30/23. Index information shown in the graph above is from 5/31/21 through 9/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
18Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Growth Fund
Based on actual returns from April 1, 2023 through September 30, 2023.
Share Class	A	C	Y
Beginning Account Value on 4/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 9/30/23	$1,015.70	$1,012.80	$1,017.80
Expenses Paid During Period*	$5.05	$8.68	$3.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.72%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reﬂect the partial year period).
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2319

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Growth Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2023 through September 30, 2023.
Share Class	A	C	Y
Beginning Account Value on 4/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 9/30/23	$1,020.05	$1,016.44	$1,021.56
Expenses Paid During Period*	$5.06	$8.69	$3.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.72%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reﬂect the partial year period).
20Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Schedule of Investments  |  9/30/23
Shares		Value
	UNAFFILIATED ISSUERS — 99.2%
	Common Stocks — 95.3% of Net Assets
	Aerospace & Defense — 2.0%
1,518	Hensoldt AG	$ 44,784
	Total Aerospace & Defense	$44,784

	Banks — 2.1%
3,908	FinecoBank Banca Fineco S.p.A.	$ 47,448
	Total Banks	$47,448

	Beverages — 2.2%
293	PepsiCo., Inc.	$ 49,646
	Total Beverages	$49,646

	Broadline Retail — 8.1%
5,900(a)	Alibaba Group Holding, Ltd.	$ 63,964
960(a)	Amazon.com, Inc.	122,035
	Total Broadline Retail	$185,999

	Capital Markets — 3.5%
600	Euronext NV (144A)	$ 41,755
353	Intercontinental Exchange, Inc.	38,837
	Total Capital Markets	$80,592

	Communications Equipment — 1.8%
762	Cisco Systems, Inc.	$ 40,965
	Total Communications Equipment	$40,965

	Consumer Staples Distribution & Retail — 2.1%
1,200	Seven & i Holdings Co., Ltd.	$ 46,992
	Total Consumer Staples Distribution & Retail	$46,992

	Electrical Equipment — 2.1%
183(a)	Generac Holdings, Inc.	$ 19,940
96	Rockwell Automation, Inc.	27,443
	Total Electrical Equipment	$47,383

	Electronic Equipment, Instruments & Components — 1.1%
120	CDW Corp.	$ 24,211
	Total Electronic Equipment, Instruments & Components	$24,211

	Energy Equipment & Services — 2.2%
1,441	Baker Hughes Co.	$ 50,896
	Total Energy Equipment & Services	$50,896

	Entertainment — 3.4%
270	Electronic Arts, Inc.	$ 32,508
1,100	Nintendo Co., Ltd.	45,826
	Total Entertainment	$78,334

The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2321

Schedule of Investments  |  9/30/23 (continued)
Shares		Value
	Financial Services — 3.2%
117	Mastercard, Inc., Class A	$ 46,321
471(a)	PayPal Holdings, Inc.	27,535
	Total Financial Services	$73,856

	Food Products — 2.5%
2,307	Associated British Foods Plc	$ 57,986
	Total Food Products	$57,986

	Health Care Equipment & Supplies — 5.0%
360(a)	Edwards Lifesciences Corp.	$ 24,941
500	Hoya Corp.	51,527
2,900	Olympus Corp.	37,572
	Total Health Care Equipment & Supplies	$114,040

	Health Care Providers & Services — 2.1%
546	Cardinal Health, Inc.	$ 47,404
	Total Health Care Providers & Services	$47,404

	Hotels, Restaurants & Leisure — 2.9%
203	Amadeus IT Group S.A.	$ 12,233
360	Hilton Worldwide Holdings, Inc.	54,065
	Total Hotels, Restaurants & Leisure	$66,298

	Household Durables — 1.8%
500	Sony Group Corp.	$ 40,901
	Total Household Durables	$40,901

	Household Products — 1.7%
563	Reckitt Benckiser Group Plc	$ 39,787
	Total Household Products	$39,787

	Insurance — 2.6%
425	Progressive Corp.	$ 59,203
	Total Insurance	$59,203

	Interactive Media & Services — 5.7%
980(a)	Alphabet, Inc., Class C	$ 129,213
	Total Interactive Media & Services	$129,213

	IT Services — 4.6%
639	Cognizant Technology Solutions Corp., Class A	$ 43,286
436	International Business Machines Corp.	61,171
	Total IT Services	$104,457

	Life Sciences Tools & Services — 1.9%
88	Thermo Fisher Scientific, Inc.	$ 44,543
	Total Life Sciences Tools & Services	$44,543

The accompanying notes are an integral part of these financial statements.
22Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Shares		Value
	Pharmaceuticals — 6.0%
120	Eli Lilly & Co.	$ 64,456
677	Pfizer, Inc.	22,456
468	Sanofi	50,217
	Total Pharmaceuticals	$137,129

	Professional Services — 2.9%
1,962	RELX Plc	$ 66,168
	Total Professional Services	$66,168

	Semiconductors & Semiconductor Equipment — 7.9%
666(a)	Advanced Micro Devices, Inc.	$ 68,478
48	ASML Holding NV	28,187
552	Microchip Technology, Inc.	43,084
473	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	41,104
	Total Semiconductors & Semiconductor Equipment	$180,853

	Software — 4.9%
270	Microsoft Corp.	$ 85,253
136(a)	Salesforce, Inc.	27,578
	Total Software	$112,831

	Specialty Retail — 1.5%
397	TJX Cos., Inc.	$ 35,285
	Total Specialty Retail	$35,285

	Technology Hardware, Storage & Peripherals — 5.8%
405	Apple, Inc.	$ 69,340
1,258	Samsung Electronics Co., Ltd.	63,737
	Total Technology Hardware, Storage & Peripherals	$133,077

	Textiles, Apparel & Luxury Goods — 1.7%
50	LVMH Moet Hennessy Louis Vuitton SE	$ 37,721
	Total Textiles, Apparel & Luxury Goods	$37,721

	Total Common Stocks (Cost $2,059,260)	$2,178,002

The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2323

Schedule of Investments  |  9/30/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — 3.9% of Net Assets
50,000(b)	U.S. Treasury Bills, 10/17/23	$ 49,890
40,000(b)	U.S. Treasury Bills, 10/24/23	39,871
	Total U.S. Government and Agency Obligations (Cost $89,748)	$89,761

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.2% (Cost $2,149,008)	$2,267,763
	OTHER ASSETS AND LIABILITIES — 0.8%	$ 19,196
	net assets — 100.0%	$2,286,959

(A.D.R.)	American Depositary Receipts.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At September 30, 2023, the value of these securities amounted to $41,755, or 1.8% of net assets.
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:
United States	63.9%
Japan	9.8%
United Kingdom	7.2%
France	3.9%
Netherlands	3.1%
China	2.8%
South Korea	2.8%
Italy	2.1%
Germany	2.0%
Taiwan	1.8%
Other (individually less than 1%)	0.6%
100.0%
The accompanying notes are an integral part of these financial statements.
24Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation
USD	46,971	CNY	338,000	Goldman Sachs & Co.	2/21/24	$71
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ 71
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
CNY	— China Yuan Renminbi
USD	— United States Dollar
Purchases and sales of securities (excluding short-term investments) for the year ended September 30, 2023, aggregated $914,385 and $772,919, respectively.
At September 30, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $2,157,146 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 294,557
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(183,869)
Net unrealized appreciation	$ 110,688
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of September 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$ —	$ 44,784	$—	$ 44,784
Banks	—	47,448	—	47,448
Broadline Retail	122,035	63,964	—	185,999
Capital Markets	38,837	41,755	—	80,592
Consumer Staples Distribution & Retail	—	46,992	—	46,992
Entertainment	32,508	45,826	—	78,334
Food Products	—	57,986	—	57,986
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2325

Schedule of Investments  |  9/30/23 (continued)
	Level 1	Level 2	Level 3	Total
Health Care Equipment & Supplies	$ 24,941	$ 89,099	$—	$ 114,040
Hotels, Restaurants & Leisure	54,065	12,233	—	66,298
Household Durables	—	40,901	—	40,901
Household Products	—	39,787	—	39,787
Pharmaceuticals	86,912	50,217	—	137,129
Professional Services	—	66,168	—	66,168
Semiconductors & Semiconductor Equipment	152,666	28,187	—	180,853
Technology Hardware, Storage & Peripherals	69,340	63,737	—	133,077
Textiles, Apparel & Luxury Goods	—	37,721	—	37,721
All Other Common Stocks	819,893	—	—	819,893
U.S. Government and Agency Obligations	—	89,761	—	89,761
Total Investments in Securities	$1,401,197	$866,566	$ —	$2,267,763
Other Financial Instruments
Net unrealized appreciation on forward foreign currency exchange contracts	$ —	$ 71	$—	$ 71
Total Other Financial Instruments	$ —	$ 71	$ —	$ 71
During the year ended September 30, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
26Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Statement of Assets and Liabilities  |  9/30/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $2,149,008)	$2,267,763
Cash	64,699
Unrealized appreciation on forward foreign currency exchange contracts	71
Receivables —
Dividends	1,832
Due from the Adviser	1,814
Other assets	16,861
Total assets	$ 2,353,040
LIABILITIES:
Overdraft due to custodian	$ 2
Payables —
Trustees' fees	2
Professional fees	55,778
Printing expense	9,576
Management fees	163
Administrative expenses	63
Distribution fees	90
Accrued expenses	407
Total liabilities	$ 66,081
NET ASSETS:
Paid-in capital	$2,368,309
Distributable earnings (loss)	(81,350)
Net assets	$2,286,959
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $911,695/94,166 shares)	$ 9.68
Class C (based on $592,526/62,237 shares)	$ 9.52
Class Y (based on $782,738/80,696 shares)	$ 9.70
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.68 net asset value per share/100%-5.75% maximum sales charge)	$ 10.27
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23 27

Statement of Operations FOR THE YEAR ENDED 9/30/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $2,232)	$ 29,033
Interest from unaffiliated issuers	1,757
Total Investment Income		$ 30,790
EXPENSES:
Management fees	$ 13,878
Administrative expenses	10,049
Transfer agent fees
Class A	204
Class C	25
Class Y	11
Distribution fees
Class A	2,035
Class C	5,656
Shareowner communications expense	372
Custodian fees	11
Registration fees	52,449
Professional fees	96,225
Printing expense	33,117
Officers' and Trustees' fees	8,011
Insurance expense	24
Miscellaneous	2,644
Total expenses		$ 224,711
Less fees waived and expenses reimbursed by the Adviser		(201,583)
Net expenses		$ 23,128
Net investment income		$ 7,662
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (94,141)
Other assets and liabilities denominated in foreign currencies	(374)	$ (94,515)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$496,223
Forward foreign currency exchange contracts	71
Other assets and liabilities denominated in foreign currencies	126	$ 496,420
Net realized and unrealized gain (loss) on investments		$ 401,905
Net increase in net assets resulting from operations		$ 409,567
The accompanying notes are an integral part of these financial statements.
28Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Statements of Changes in Net Assets
	Year Ended 9/30/23	Year Ended 9/30/22
FROM OPERATIONS:
Net investment income (loss)	$ 7,662	$ 2,433
Net realized gain (loss) on investments	(94,515)	(97,735)
Change in net unrealized appreciation (depreciation) on investments	496,420	(350,298)
Net increase (decrease) in net assets resulting from operations	$ 409,567	$ (445,600)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.02 and $— per share, respectively)	$ (1,654)	$ —
Class Y ($0.05 and $0.01 per share, respectively)	(3,828)	(632)
Total distributions to shareowners	$ (5,482)	$ (632)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 130,467	$ 63,015
Reinvestment of distributions	5,482	632
Cost of shares repurchased	(7,098)	(19,089)
Net increase in net assets resulting from Fund share transactions	$ 128,851	$ 44,558
Net increase (decrease) in net assets	$ 532,936	$ (401,674)
NET ASSETS:
Beginning of year	$1,754,023	$2,155,697
End of year	$2,286,959	$ 1,754,023
	Year Ended 9/30/23 Shares	Year Ended 9/30/23 Amount	Year Ended 9/30/22 Shares	Year Ended 9/30/22 Amount
Class A
Shares sold	12,021	$116,300	6,379	$ 63,015
Reinvestment of distributions	194	1,654	—	—
Less shares repurchased	(775)	(7,098)	(1,876)	(19,089)
Net increase	11,440	$110,856	4,503	$ 43,926
Class C
Shares sold	1,253	$ 12,667	—	$ —
Reinvestment of distributions	—	—	—	—
Less shares repurchased	—	—	—	—
Net increase	1,253	$ 12,667	—	$ —
Class Y
Shares sold	186	$ 1,500	—	$ —
Reinvestment of distributions	450	3,828	60	632
Less shares repurchased	—	—	—	—
Net increase	636	$ 5,328	60	$ 632
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2329

Financial Highlights
	Year Ended 9/30/23	Year Ended 9/30/22	5/10/21* to 9/30/21
Class A
Net asset value, beginning of period	$ 7.86	$ 9.84	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04	$ 0.02	$ 0.01
Net realized and unrealized gain (loss) on investments	1.80	(2.00)	(0.17)
Net increase (decrease) from investment operations	$ 1.84	$ (1.98)	$ (0.16)
Distributions to shareowners:
Net investment income	$ (0.02)	$ —	$ —
Total distributions	$ (0.02)	$ —	$ —
Net increase (decrease) in net asset value	$ 1.82	$ (1.98)	$ (0.16)
Net asset value, end of period	$ 9.68	$ 7.86	$ 9.84
Total return (b)	23.44%	(20.12)%	(1.60)%(c)
Ratio of net expenses to average net assets	1.00%	1.00%	0.75%(d)
Ratio of net investment income (loss) to average net assets	0.45%	0.21%	0.28%(d)
Portfolio turnover rate	38%	38%	11%(c)
Net assets, end of period (in thousands)	$ 912	$ 650	$ 770
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	10.45%	11.71%	12.69%(d)
Net investment income (loss) to average net assets	(9.00)%	(10.50)%	(11.66)%(d)
*	Class A commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
30Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

	Year Ended 9/30/23	Year Ended 9/30/22	5/10/21* to 9/30/21
Class C
Net asset value, beginning of period	$ 7.76	$ 9.81	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.03)	$ (0.05)	$ (0.03)
Net realized and unrealized gain (loss) on investments	1.79	(2.00)	(0.16)
Net increase (decrease) from investment operations	$ 1.76	$ (2.05)	$ (0.19)
Net increase (decrease) in net asset value	$ 1.76	$ (2.05)	$ (0.19)
Net asset value, end of period	$ 9.52	$ 7.76	$ 9.81
Total return (b)	22.68%	(20.90)%	(1.90)%(c)
Ratio of net expenses to average net assets	1.72%	1.74%	1.69%(d)
Ratio of net investment income (loss) to average net assets	(0.28)%	(0.53)%	(0.64)%(d)
Portfolio turnover rate	38%	38%	11%(c)
Net assets, end of period (in thousands)	$ 593	$ 474	$ 598
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	11.15%	12.43%	13.63%(d)
Net investment income (loss) to average net assets	(9.71)%	(11.22)%	(12.58)%(d)
*	Class C commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2331

Financial Highlights  (continued)
	Year Ended 9/30/23	Year Ended 9/30/22	5/10/21* to 9/30/21
Class Y
Net asset value, beginning of period	$ 7.87	$ 9.85	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07	$ 0.05	$ 0.01
Net realized and unrealized gain (loss) on investments	1.81	(2.02)	(0.16)
Net increase (decrease) from investment operations	$ 1.88	$ (1.97)	$ (0.15)
Distributions to shareowners:
Net investment income	$ (0.05)	$ (0.01)	$ —
Total distributions	$ (0.05)	$ (0.01)	$ —
Net increase (decrease) in net asset value	$ 1.83	$ (1.98)	$ (0.15)
Net asset value, end of period	$ 9.70	$ 7.87	$ 9.85
Total return (b)	23.94%	(20.04)%	(1.50)%(c)
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%(d)
Ratio of net investment income (loss) to average net assets	0.74%	0.51%	0.35%(d)
Portfolio turnover rate	38%	38%	11%(c)
Net assets, end of period (in thousands)	$ 783	$ 630	$ 788
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	10.14%	11.40%	12.64%(d)
Net investment income (loss) to average net assets	(8.70)%	(10.19)%	(11.59)%(d)
*	Class Y commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
32Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Notes to Financial Statements  |  9/30/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Global Sustainable Growth Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2333

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
34Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2335

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial
36Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At September 30, 2023, the Fund was permitted to carry forward indefinitely $75,987 of short-term losses and $119,767 of long-term losses.
The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$5,482	$632
Total	$5,482	$632
The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 3,716
Capital loss carryforward	(195,754)
Net unrealized appreciation	110,688
Total	$ (81,350)
The differences between book-basis and tax-basis net unrealized depreciation are attributable to the tax deferral of losses on wash sales and the mark to market of forward contracts.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $38 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2337

in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
38Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that the Adviser believes adhere to the Fund’s ESG criteria. The Fund’s ESG criteria exclude securities of issuers in certain industries, and the Adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the Adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
The Fund may invest in small- and mid-size companies. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2339

in market values, have limited liquidity, be harder to value or to sell at the times and prices the Adviser thinks appropriate, and offer greater potential for gain and loss.
Normally, the Fund invests at least a minimum percentage of its net assets in issuers located outside of the United States. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
40Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2341

During the year ended September 30, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended September 30, 2023, was $9,380 for sells. Open forward foreign currency exchange contracts outstanding at September 30, 2023, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund's portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Fund's average daily net assets over $1 billion. For the year ended September 30, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.75% and 0.70% of the average daily net assets attributable to Class A, Class C and Class Y Shares, respectively. These expense limitations are in effect through February 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended September 30, 2023, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $163 in management fees payable to the Adviser at September 30, 2023.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation
42Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended September 30, 2023, the Fund paid $8,011 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At September 30, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $2 and a payable for administrative expenses of $63, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$292
Class C	66
Class Y	14
Total	$372
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $90 in distribution fees payable to the Distributor at September 30, 2023.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2343

imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2023, CDSCs in the amount of $0 were paid to the Distributor.
6. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral  due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in
44Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Goldman Sachs & Co.	$71	$—	$—	$—	$71
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Goldman Sachs & Co.	$—	$—	$—	$—	$—
(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.
7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2345

Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$ —	$ —	$71	$ —	$ —
Total Value	$—	$—	$71	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$ —	$ —	$71	$ —	$ —
Total Value	$—	$—	$71	$—	$—
46Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust XIV and the Shareholders of Pioneer Global Sustainable Growth Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Global Sustainable Growth Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)), including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights each of the two years in the period then ended and the period from May 10, 2021 (commencement of operations) through September 30, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of  the Fund (one of the funds constituting Pioneer Series Trust XIV) at September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 10, 2021 (commencement of operations) through September 30, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audits of the Trust’s internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2347

effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
November 28, 2023
48Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Additional Information (unaudited)
For the year ended September 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2349

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Global Sustainable Growth Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
50Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2351

comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into
52Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2353

Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
54Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23 55

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
56Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2357

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) DuringAt Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc.
(investor communications and securities
processing provider for financial services industry)
(2009 – present); Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New Jersey State
Civil Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
58Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) DuringAt Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2359

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) DuringAt Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2021. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
60Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) DuringAt Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2361

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
62Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2021. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2021. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/2363

Fund Officers (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
64Pioneer Global Sustainable Growth Fund | Annual Report | 9/30/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
 1-800-225-6292
FactFoneSM  for automated fund yields, prices,
account information and transactions
 1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site:  www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 32715-02-1123

Pioneer Global Sustainable Value Fund
Annual Report  |  September 30, 2023

A: PGSVX	C: GBVCX	Y: PSUYX

visit us: www.amundi.com/us

Pioneer Global Sustainable Value Fund | Annual Report | 9/30/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/233

Portfolio Management Discussion  |  9/30/23
In the following discussion, portfolio managers John Peckham, Brian Chen, and Jeff Sacknowitz discuss the market environment during the 12-month period ended September 30, 2023, and the performance of Pioneer Global Sustainable Value Fund during the period. Mr. Peckham, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Chen, a senior vice president and a portfolio manager at Amundi US, and Mr. Sacknowitz, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the 12-month period ended September 30, 2023?
A	Pioneer Global Sustainable Value Fund’s Class A shares returned 23.82% at net asset value during the 12-month period ended September 30, 2023, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) Value Index*, returned 16.98%. During the same 12-month period, the average return of the 163 mutual funds in Morningstar’s Global Large-Stock Value category was 21.27%.
Q	How would you describe the investment backdrop for equities during the 12-month period ended September 30, 2023?
A	The period opened in the wake of a series of aggressive Federal Reserve (Fed) interest-rate increases as the US central bank sought to counter rising levels of inflation, which had peaked at over 9% in June of 2022. The Fed’s determined stance had brought the target for its benchmark federal funds rate from 0.00% – 0.25% in March of 2022, to 3.00% – 3.25% entering
*	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

October 2022. In addition, the US Treasury yield curve, which had moved notably higher in response to the Fed’s actions, became inverted as the market anticipated a recession. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. An inverted yield curve means that longer-term rates are lower than shorter-term rates.)
As the fourth quarter of 2022 progressed and inflation showed signs of modest easing, investors’ sentiment for riskier assets, such as equities, improved as the market began to anticipate a pivot by the Fed to a more dovish policy stance, despite another increase of 75 basis points (bps) to the federal funds rate target range in early November 2022. (A basis point is equal to 1/100th of a percentage point.) In December, however, after a solid start to the fourth quarter, the market soon turned its attention to the potential recessionary effects of the higher interest-rate regime put in place by the Fed, which led riskier assets to give back some of their gains from earlier in the quarter as the month progressed. In addition, the Fed implemented a more modest 50 bps increase to the federal funds rate target range at its December meeting, leaving the target range at 4.25% – 4.50% at the end of 2022, its highest level since the fall of 2007.
Entering 2023, riskier assets rallied again, amid renewed investor optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023 saw Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy. In addition, the reopening of China’s economy as the Chinese government unwound its “Zero-COVID” policy eased concerns about slowing global economic growth. Against that backdrop, areas of the market that had lagged during the 2022 sell-off (such as growth stocks and corporate bonds) outperformed. On February 1, the Fed increased the federal funds rate target again, but this time by a comparatively moderate 25 bps, bringing the target range to 4.50% – 4.75%.
In March, however, the failure of some regional US banks and the collapse of European lender Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/235

began to anticipate decreases in the federal funds rate target range by the Fed before the end of the calendar year. The prospect of easier monetary policy and the “flight to safety” spurred by banking concerns drove Treasury yields sharply lower. At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed that increase as an indication that the Fed believed the financial system, overall, remained on solid footing.
As the period progressed, declining inflation data led investors to expect the monetary tightening by central banks to end at some point in 2023. In addition, surprisingly resilient global economic growth raised hopes that the world economy would experience a “soft landing” rather than a recession. (A soft landing is when economic growth slows but remains positive as inflation is brought under control.) The Fed would implement another increase to the federal funds target range of 25 bps in early May, bringing the range to 5.00% ‒ 5.25%, before taking a pause at its June meeting. On July 26, 2023, the Fed once again raised the federal funds target range by 25 bps, then the Fed took another pause at its September meeting, leaving the range at 5.25% ‒ 5.50% as of period-end. At its September meeting, the Fed did signal the likelihood of another interest-rate increase before year-end. However, the central bank’s “dot plot” displaying Open Market Committee members’ expectations for the trajectory of the federal funds rate signaled only two rate cuts during 2024, a reflection of resilient economic growth and employment data. (The FOMC, or Federal Open Market Committee, dot plot, is a chart that summarizes the FOMC's outlook for the federal funds rate.)
Given the “higher for longer” interest-rate outlook, Treasury yields moved higher and global equities declined towards the end of the 12-month period, with growth-oriented stocks posting the biggest losses. In Europe, investors braced for higher interest rates over a prolonged period, even as economic data such as purchasing manager indices (PMI) sat at contractionary levels. By contrast, Japan’s gross domestic product (GDP) has remained robust, as evidenced by annualized 6% growth as of the end of June. The number exceeded forecasts, as a weaker yen has
6Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

boosted activity for Japanese exporters. While inflation has slowed in Japan, core inflation has persisted at above Bank of Japan targets.
For the 12-month period, the Fund’s benchmark, the MSCI ACWI Value Index, returned 16.98%, lagging the return of 24.42% for the MSCI All Country World Growth Index, as growth stocks outperformed value stocks.
Q	What is your investment approach in managing the Fund?
A	The Fund’s primary objective is to seek long-term capital growth. We seek to achieve that objective by investing the Fund in a portfolio of stocks of what we believe to be quality value-oriented companies globally, across any market capitalization.
In managing the Fund, Amundi US adheres to an ESG (environmental, social, and governance) mandate. We seek to invest the portfolio in securities of issuers with above-average potential for earnings and revenue growth, with an emphasis on shares of companies that we believe feature sustainable business models. Amundi US’s investment process includes evaluating individual companies’ ESG practices. In keeping with that focus, Amundi US considers ESG information when evaluating which investments to include in the Fund’s portfolio. Amundi US believes that ESG-related information helps us gain a more complete understanding of a company and its business.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that Amundi US believes adhere to the Fund's ESG criteria. For purposes of the Fund's 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons consisting of cluster weapons, anti-personnel mines, nuclear weapons, and biological and chemical weapons, and the operation of thermal coal mines.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/237

Q	What were the principal factors affecting the Fund’s benchmark-relative performance during the 12-month period ended September 30, 2023?
A	Stock selection results in the financials, industrials, and consumer staples sectors drove positive contributions to the Fund’s relative performance for the period, while stock selection results within the energy sector weighed most heavily on benchmark-relative returns. Sector allocation results also aided the Fund’s relative performance during the period. A portfolio overweight to energy and an underweight to consumer staples were the largest positive contributors to the Fund’s relative performance from a sector allocation standpoint, while an underweight to information technology weighed on relative results.
In terms of individual positions, leading positive contributors to the Fund’s relative performance included a position in Netherlands-based ABN AMRO, within financials. The bank reported better-than-expected profits while beating consensus forecasts, and its operating income increased. In addition, ABN AMRO’s capital ratios have continued to reflect financial strength. In our view, the company is well positioned to weather the current macroeconomic environment, and higher interest rates could continue to provide support to earnings as net-interest margins improve. A portfolio overweight position in Germany-based Hensoldt AG, within the industrials sector, also contributed positively to the Fund’s relative performance. Hensoldt develops sensor technologies and other electronics for the defense and aerospace sectors. Sentiment with respect to Hensoldt has benefited from the German government’s announcement of plans to increase defense spending. We have maintained the Fund’s position, given the company’s huge order backlog and even larger project pipeline, which could support future earnings.
On the downside, shares of EQT, the largest US natural gas producer, lagged during the period and detracted from the Fund’s relative performance, as soft natural gas prices have weighed on the company’s revenues and earnings. Another detractor from relative returns was the Fund’s position in Pfizer, which develops and markets biopharmaceuticals worldwide. The stock price
8Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

declined over the period as management lowered guidance on COVID-19-related revenues for 2023. However, we continue to be encouraged by Pfizer’s progress on its pipeline of drugs in development, which includes some potentially large products.
Q	Did the Fund have any exposure to derivative securities during the 12-month period ended September 30, 2023?
A	No. The Fund had no exposure to derivatives during the period.
Q	How would you characterize your outlook and the Fund’s overall positioning as of September 30, 2023?
A	The macroeconomic environment has grown increasingly difficult, and, in our view, a soft landing has become increasingly unlikely while the risk of recession has grown. Slowing economic data has become more evident in Europe, and while US data has been somewhat mixed, higher interest rates have slowed industrial production. However, other parts of the economy, including housing, have held up fairly well, thus further reinforcing the outlook for hawkish Fed monetary policy, which has not yet been fully reflected in equity prices.
Given those challenges, we have maintained a cautious stance, and have continued to adhere to our “all weather” investment process that seeks to invest the Fund in stocks of what we believe are quality companies, featuring attractive valuations. Over the last year, performance leadership within the equity markets has been very concentrated in a small number of stocks supported by investors’ anticipation about the potential of artificial intelligence (AI). In our view, this is not sustainable, and so we have maintained the portfolio’s underweights to mega-cap growth stocks characterized by excessive valuations. As a result, the portfolio is underweight to the US, where the mega-cap AI market segment is located.
Furthermore, from a geographic standpoint, some of the Fund’s largest country overweights versus the benchmark continue to be in Northeast Asia, including Korea and Japan, where large valuation discrepancies have remained in place. We have retained the Fund’s overweight to Japan, as we have focused on multinational companies with new managements that appear committed to restructuring their business portfolios and to
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/239

emphasizing market-leading businesses, while de-emphasizing businesses that are not performing. In our view, the trend, in conjunction with generally strong balance sheets, more shareholder-friendly policies, and extremely low valuations, presents a solid investment opportunity. Moreover, the weaker yen has increased the competitiveness of Japanese exporters.
The top-down investment themes on which we have focused have continued to guide the portfolio towards regions and sectors that we believe can perform well in an environment of higher interest rates, while also reducing cyclicality. For example, we have increased the Fund’s exposure to health care stocks, which have tended to be less sensitive to changes in the macroeconomic environment, while also trading at compelling valuations. In addition, given the global shift towards quantitative tightening by central banks, we have maintained the portfolio’s exposure to what we view as attractively valued over-capitalized banks with a focus on traditional banking services, especially in Europe, where the financial sector appears to be in solid shape. European banks have been generating strong profits, and given their mix of high profitability and excess capital, have also been able to reward shareholders with significant dividends** and share buybacks.
We are also maintaining an overweight Fund allocation to the energy sector across geographic regions. While commodity prices have been volatile, we view the sector as presenting a structural opportunity for investors. Globally, there has been an underinvestment in fossil fuels, and the OPEC+ nations appear to be disciplined in keeping a floor on crude oil prices. (The Organization of the Petroleum Exporting Countries Plus, or OPEC+, is a loosely affiliated entity consisting of the 13 OPEC members and 10 of the world's major non-OPEC oil-exporting nations. A price floor is the lowest amount at which a good or service may be sold and still function within the traditional supply-and-demand model.)
In addition to other holdings within the energy sector, we have also maintained the Fund’s exposure to natural gas companies. We expect natural gas prices to receive support over time, given
**	Dividends are not guaranteed.
10Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

that the commodity could be a key energy source during the transition away from higher-carbon sources such as oil and coal. Finally, the portfolio is underweight those areas of the market that seem most likely to feel the negative effects of higher rates and inflation, including the utilities and real estate sectors.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2311

Please refer to the Schedule of Investments on pages 21  - 27  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.
The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
The Fund may use derivatives, which may have a potentially large impact on Fund performance.
The Fund may invest in IPOs (Initial Public Offerings), which may involve additional risks.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
12Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Portfolio Summary  |  9/30/23
Sector Distribution

(As a percentage of total investments)*
Geographical Distribution

(As a percentage of total investments based on country of domicile)*
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2313

Portfolio Summary  |  9/30/23 (continued)
10 Largest Holdings

(As a percentage of total investments)*
1.	Pfizer, Inc.	3.73%
2.	Occidental Petroleum Corp.	3.01
3.	KB Financial Group, Inc.(A.D.R.)	2.96
4.	UBS Group AG	2.95
5.	Cisco Systems, Inc.	2.89
6.	BP Plc(A.D.R.)	2.65
7.	Shell Plc (A.D.R.)	2.52
8.	Cardinal Health, Inc.	2.49
9.	International Business Machines Corp.	2.48
10.	AbbVie, Inc.	2.21

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
14Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Prices and Distributions  |  9/30/23
Net Asset Value per Share
Class	9/30/23	9/30/22
A	$10.10	$8.34
C	$10.03	$8.29
Y	$10.11	$8.35

Distributions per Share: 10/1/22 - 9/30/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.2127	$—	$—
C	$0.1454	$—	$—
Y	$0.2400	$—	$—
Index Definitions
The Morgan Stanley Capital International (MSCI) All Country World Value NR Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages  16  -  18.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2315

Performance Update | 9/30/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Value Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Value NR Index.*
Average Annual Total Returns (As of September 30, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	MSCI All Country World Value NR Index
Life of Class (5/10/21)*	1.88%	-0.61%	-0.80%
1 Year	23.82	16.68	16.98
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
11.90%	1.00%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through February 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
* Performance of Class A shares shown in the graph above is from the inception of Class A shares on 5/10/21 through 9/30/23. Index information shown in the graph above is from 5/31/21 through 9/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Performance Update | 9/30/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Value Fund during the periods shown, compared to that of the MSCI All Country World Value NR Index.*
Average Annual Total Returns (As of September 30, 2023)
Period	If Held	If Redeemed	MSCI All Country World Value NR Index
Life of Class (5/10/21)*	1.12%	1.12%	-0.80%
1 Year	22.85	21.85	16.98
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
12.61%	1.75%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. "If Redeemed" returns reflect the deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the other time periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through February 1, 2024 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
* Performance of Class C shares shown in the graph above is from the inception of Class C shares on 5/10/21 through 9/30/23. Index information shown in the graph above is from 5/31/21 through 9/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2317

Performance Update | 9/30/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Value Fund during the periods shown, compared to that of the MSCI All Country World Value NR Index.*
Average Annual Total Returns (As of September 30, 2023)
Period	Net Asset Value (NAV)	MSCI All Country World Value NR Index
Life of Class (5/10/21)*	2.14%	-0.80%
1 Year	24.15	16.98
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
11.63%	0.70%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through February 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 5/10/21 through 9/30/23. Index information shown in the graph above is from 5/31/21 through 9/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
18Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Value Fund
Based on actual returns from April 1, 2023 through September 30, 2023.
Share Class	A	C	Y
Beginning Account Value on 4/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 9/30/23	$1,019.20	$1,015.20	$1,020.20
Expenses Paid During Period*	$5.06	$8.64	$3.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.71%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reﬂect the partial year period).
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2319

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Value Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2023 through September 30, 2023.
Share Class	A	C	Y
Beginning Account Value on 4/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 9/30/23	$1,020.05	$1,016.50	$1,021.56
Expenses Paid During Period*	$5.06	$8.64	$3.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.71%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reﬂect the partial year period).
20Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Schedule of Investments  |  9/30/23
Shares		Value
	UNAFFILIATED ISSUERS — 99.1%
	Common Stocks — 95.2% of Net Assets
	Aerospace & Defense — 1.8%
1,399	Hensoldt AG	$ 41,273
	Total Aerospace & Defense	$41,273

	Air Freight & Logistics — 1.1%
168	United Parcel Service, Inc., Class B	$ 26,186
	Total Air Freight & Logistics	$26,186

	Automobile Components — 1.0%
600	Bridgestone Corp.	$ 23,385
	Total Automobile Components	$23,385

	Automobiles — 1.1%
1,300	Subaru Corp.	$ 25,253
	Total Automobiles	$25,253

	Banks — 12.1%
2,499	ABN AMRO Bank NV (C.V.A.) (144A)	$ 35,385
873	Citizens Financial Group, Inc.	23,396
4,100	Grupo Financiero Banorte S.A.B de CV, Class O	34,374
938	Hana Financial Group, Inc.	29,499
1,634	KB Financial Group, Inc. (A.D.R.)	67,174
600	Sumitomo Mitsui Financial Group, Inc.	29,414
844	Truist Financial Corp.	24,147
1,401	UniCredit S.p.A.	33,525
	Total Banks	$276,914

	Biotechnology — 2.2%
337	AbbVie, Inc.	$ 50,233
	Total Biotechnology	$50,233

	Broadline Retail — 3.3%
4,600(a)	Alibaba Group Holding, Ltd.	$ 49,870
563	eBay, Inc.	24,823
	Total Broadline Retail	$74,693

	Capital Markets — 5.4%
587	Bank of New York Mellon Corp.	$ 25,035
472	State Street Corp.	31,605
2,708	UBS Group AG	66,936
	Total Capital Markets	$123,576

	Chemicals — 0.5%
351	Mosaic Co.	$ 12,496
	Total Chemicals	$12,496

The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2321

Schedule of Investments  |  9/30/23 (continued)
Shares		Value
	Communications Equipment — 2.9%
1,219	Cisco Systems, Inc.	$ 65,533
	Total Communications Equipment	$65,533

	Construction & Engineering — 0.8%
39,000	Sinopec Engineering Group Co., Ltd., Class H	$ 17,546
	Total Construction & Engineering	$17,546

	Construction Materials — 2.2%
903	CRH Plc	$ 49,805
	Total Construction Materials	$49,805

	Consumer Staples Distribution & Retail — 0.0%†
268 +#	Magnit PJSC	$ 767
	Total Consumer Staples Distribution & Retail	$767

	Diversified Telecommunication Services — 1.0%
1,056	Deutsche Telekom AG	$ 22,175
	Total Diversified Telecommunication Services	$22,175

	Electric Utilities — 1.9%
1,307	FirstEnergy Corp.	$ 44,673
	Total Electric Utilities	$44,673

	Electrical Equipment — 1.7%
157(a)	Generac Holdings, Inc.	$ 17,107
1,800	Mitsubishi Electric Corp.	22,253
	Total Electrical Equipment	$39,360

	Financial Services — 0.9%
363(a)	PayPal Holdings, Inc.	$ 21,221
	Total Financial Services	$21,221

	Food Products — 1.3%
1,171	Associated British Foods Plc	$ 29,433
	Total Food Products	$29,433

	Health Care Equipment & Supplies — 2.2%
367	Medtronic Plc	$ 28,758
1,784	Smith & Nephew Plc	22,175
	Total Health Care Equipment & Supplies	$50,933

	Health Care Providers & Services — 4.7%
652	Cardinal Health, Inc.	$ 56,607
90	Cigna Group	25,746
53	Humana, Inc.	25,786
	Total Health Care Providers & Services	$108,139

The accompanying notes are an integral part of these financial statements.
22Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Shares		Value
	Hotels, Restaurants & Leisure — 0.9%
6,800(a)	Sands China, Ltd.	$ 20,679
	Total Hotels, Restaurants & Leisure	$20,679

	Household Durables — 2.7%
2,600	Panasonic Holdings Corp.	$ 29,236
2,527	Persimmon Plc	33,083
	Total Household Durables	$62,319

	Household Products — 1.0%
311	Reckitt Benckiser Group Plc	$ 21,979
	Total Household Products	$21,979

	Industrial Conglomerates — 1.1%
400	Hitachi, Ltd.	$ 24,798
	Total Industrial Conglomerates	$24,798

	Insurance — 5.2%
138	Chubb, Ltd.	$ 28,729
307	Hartford Financial Services Group, Inc.	21,769
6,000	Ping An Insurance Group Co. of China, Ltd., Class H	33,985
164	Willis Towers Watson Plc	34,270
	Total Insurance	$118,753

	IT Services — 2.5%
401	International Business Machines Corp.	$ 56,260
	Total IT Services	$56,260

	Machinery — 1.2%
500	Mitsubishi Heavy Industries, Ltd.	$ 28,013
	Total Machinery	$28,013

	Metals & Mining — 4.8%
2,616	Barrick Gold Corp.	$ 38,063
394	Rio Tinto Plc	24,750
1,099	Teck Resources, Ltd., Class B	47,356
	Total Metals & Mining	$110,169

	Multi-Utilities — 2.0%
1,007	Dominion Energy, Inc.	$ 44,983
	Total Multi-Utilities	$44,983

	Oil, Gas & Consumable Fuels — 14.8%
1,554	BP Plc (A.D.R.)	$ 60,171
276	Chesapeake Energy Corp.	23,799
1,932	Energy Transfer LP	27,106
1,900	Inpex Corp.	28,514
875	Marathon Oil Corp.	23,406
1,054	Occidental Petroleum Corp.	68,384
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2323

Schedule of Investments  |  9/30/23 (continued)
Shares		Value
	Oil, Gas & Consumable Fuels — (continued)
1,738	Permian Resources Corp.	$ 24,262
748	Range Resources Corp.	24,243
4,480 +#	Rosneft Oil Co. PJSC	1,248
890	Shell Plc (A.D.R.)	57,298
	Total Oil, Gas & Consumable Fuels	$338,431

	Pharmaceuticals — 5.8%
1,341	GSK Plc	$ 24,242
2,557	Pfizer, Inc.	84,816
223	Sanofi	23,928
	Total Pharmaceuticals	$132,986

	Technology Hardware, Storage & Peripherals — 1.8%
42,000	Lenovo Group, Ltd.	$ 42,198
	Total Technology Hardware, Storage & Peripherals	$42,198

	Trading Companies & Distributors — 3.3%
748(a)	AerCap Holdings NV	$ 46,877
800	Mitsui & Co., Ltd.	28,995
	Total Trading Companies & Distributors	$75,872

	Total Common Stocks (Cost $2,188,048)	$2,181,034

Principal Amount USD ($)
	U.S. Government and Agency Obligations — 3.9% of Net Assets
40,000(b)	U.S. Treasury Bills, 10/3/23	$ 39,994
50,000(b)	U.S. Treasury Bills, 10/17/23	49,890
	Total U.S. Government and Agency Obligations (Cost $89,871)	$89,884

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.1% (Cost $2,277,919)	$2,270,918
	OTHER ASSETS AND LIABILITIES — 0.9%	$ 20,135
	net assets — 100.0%	$2,291,053

The accompanying notes are an integral part of these financial statements.
24Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

(A.D.R.)	American Depositary Receipts.
(C.V.A.)	Certificaaten van aandelen (Share Certificates).
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold normally to qualified institutional buyers. At September 30, 2023, the value of these securities amounted to $35,385, or 1.5% of net assets.
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Magnit PJSC	5/10/2021	$19,543	$ 767
Rosneft Oil Co. PJSC	6/23/2021	37,564	1,248
Total Restricted Securities			$2,015
% of Net assets			0.1%
Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:
United States	42.4%
United Kingdom	13.5%
Japan	10.6%
China	6.3%
Ireland	5.5%
South Korea	4.3%
Switzerland	4.2%
Canada	3.8%
Germany	2.8%
Netherlands	1.6%
Mexico	1.5%
Italy	1.5%
France	1.0%
Other (individually less than 1%)	1.0%
100.0%
Purchases and sales of securities (excluding short-term investments) for the year ended September 30, 2023, aggregated $1,823,670 and $1,767,244, respectively.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2325

Schedule of Investments  |  9/30/23 (continued)
At September 30, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $2,282,424 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 252,133
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(263,639)
Net unrealized depreciation	$ (11,506)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of September 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$ 26,186	$ —	$ —	$ 26,186
Banks	149,091	127,823	—	276,914
Biotechnology	50,233	—	—	50,233
Broadline Retail	24,823	49,870	—	74,693
Capital Markets	56,640	66,936	—	123,576
Chemicals	12,496	—	—	12,496
Communications Equipment	65,533	—	—	65,533
Consumer Staples Distribution & Retail	—	—	767	767
Electric Utilities	44,673	—	—	44,673
Electrical Equipment	17,107	22,253	—	39,360
Financial Services	21,221	—	—	21,221
Health Care Equipment & Supplies	28,758	22,175	—	50,933
Health Care Providers & Services	108,139	—	—	108,139
Insurance	84,768	33,985	—	118,753
IT Services	56,260	—	—	56,260
Metals & Mining	85,419	24,750	—	110,169
Multi-Utilities	44,983	—	—	44,983
Oil, Gas & Consumable Fuels	308,669	28,514	1,248	338,431
Pharmaceuticals	84,816	48,170	—	132,986
Trading Companies & Distributors	46,877	28,995	—	75,872
The accompanying notes are an integral part of these financial statements.
26Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

	Level 1	Level 2	Level 3	Total
All Other Common Stocks	$ —	$408,856	$ —	$ 408,856
U.S. Government and Agency Obligations	—	89,884	—	89,884
Total Investments in Securities	$1,316,692	$ 952,211	$ 2,015	$2,270,918
During the year ended September 30, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2327

Statement of Assets and Liabilities  |  9/30/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $2,277,919)	$2,270,918
Cash	61,536
Foreign currencies, at value (cost $5)	5
Receivables —
Dividends	4,973
Due from the Adviser	1,459
Other assets	18,073
Total assets	$2,356,964
LIABILITIES:
Payables —
Trustees' fees	$ 19
Professional fees	55,829
Printing expense	9,623
Management fees	164
Administrative expenses	61
Distribution fees	93
Accrued expenses	122
Total liabilities	$ 65,911
NET ASSETS:
Paid-in capital	$2,267,444
Distributable earnings	23,609
Net assets	$ 2,291,053
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $768,925/76,143 shares)	$ 10.10
Class C (based on $657,046/65,511 shares)	$ 10.03
Class Y (based on $865,082/85,554 shares)	$ 10.11
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.10 net asset value per share/100%-5.75% maximum sales charge)	$ 10.72
The accompanying notes are an integral part of these financial statements.
28Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Statement of Operations FOR THE YEAR ENDED 9/30/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $7,038)	$ 67,851
Interest from unaffiliated issuers	654
Total Investment Income		$ 68,505
EXPENSES:
Management fees	$ 14,556
Administrative expenses	10,617
Transfer agent fees
Class A	132
Class C	30
Class Y	39
Distribution fees
Class A	1,902
Class C	6,355
Shareowner communications expense	336
Custodian fees	83
Registration fees	51,074
Professional fees	96,791
Printing expense	33,865
Officers' and Trustees' fees	8,025
Insurance expense	25
Miscellaneous	2,674
Total expenses		$ 226,504
Less fees waived and expenses reimbursed by the Adviser		(202,117)
Net expenses		$ 24,387
Net investment income		$ 44,118
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 47,537
Other assets and liabilities denominated in foreign currencies	(1,317)	$ 46,220
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$344,543
Other assets and liabilities denominated in foreign currencies	129	$ 344,672
Net realized and unrealized gain (loss) on investments		$ 390,892
Net increase in net assets resulting from operations		$ 435,010
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2329

Statements of Changes in Net Assets
	Year Ended 9/30/23	Year Ended 9/30/22
FROM OPERATIONS:
Net investment income (loss)	$ 44,118	$ 42,406
Net realized gain (loss) on investments	46,220	(24,798)
Change in net unrealized appreciation (depreciation) on investments	344,672	(286,667)
Net increase (decrease) in net assets resulting from operations	$ 435,010	$ (269,059)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.21 and $0.12 per share, respectively)	$ (16,032)	$ (7,641)
Class C ($0.15 and $0.08 per share, respectively)	(9,079)	(5,016)
Class Y ($0.24 and $0.15 per share, respectively)	(20,026)	(12,004)
Total distributions to shareowners	$ (45,137)	$ (24,661)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 93,718	$ 183,746
Reinvestment of distributions	45,137	24,661
Cost of shares repurchased	(81,445)	(17,648)
Net increase in net assets resulting from Fund share transactions	$ 57,410	$ 190,759
Net increase (decrease) in net assets	$ 447,283	$ (102,961)
NET ASSETS:
Beginning of year	$1,843,770	$1,946,731
End of year	$ 2,291,053	$1,843,770
	Year Ended 9/30/23 Shares	Year Ended 9/30/23 Amount	Year Ended 9/30/22 Shares	Year Ended 9/30/22 Amount
Class A
Shares sold	6,709	$ 67,098	14,532	$145,446
Reinvestment of distributions	1,691	16,032	770	7,641
Less shares repurchased	(7,692)	(76,589)	(889)	(8,595)
Net increase	708	$ 6,541	14,413	$144,492
Class C
Shares sold	2,107	$ 21,620	1,938	$ 18,689
Reinvestment of distributions	960	9,079	506	5,016
Less shares repurchased	—	—	—	61
Net increase	3,067	$ 30,699	2,444	$ 23,766
Class Y
Shares sold	479	$ 5,000	2,243	$ 19,611
Reinvestment of distributions	2,115	20,026	1,212	12,004
Less shares repurchased	(480)	(4,856)	(1,015)	(9,114)
Net increase	2,114	$ 20,170	2,440	$ 22,501
The accompanying notes are an integral part of these financial statements.
30Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Financial Highlights
	Year Ended 9/30/23	Year Ended 9/30/22	5/10/21* to 9/30/21
Class A
Net asset value, beginning of period	$ 8.34	$ 9.64	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.20	$ 0.21	$ 0.08
Net realized and unrealized gain (loss) on investments	1.77	(1.39)	(0.44)
Net increase (decrease) from investment operations	$ 1.97	$ (1.18)	$ (0.36)
Distributions to shareowners:
Net investment income	$ (0.21)	$ (0.12)	$ —
Total distributions	$ (0.21)	$ (0.12)	$ —
Net increase (decrease) in net asset value	$ 1.76	$ (1.30)	$ (0.36)
Net asset value, end of period	$10.10	$ 8.34	$ 9.64
Total return (b)	23.82%	(12.40)%	(3.60)%(c)
Ratio of net expenses to average net assets	1.00%	0.99%	0.94%(d)
Ratio of net investment income (loss) to average net assets	2.06%	2.24%	1.99%(d)
Portfolio turnover rate	81%	68%	26%(c)
Net assets, end of period (in thousands)	$ 769	$ 629	$ 588
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	10.02%	11.90%	13.75%(d)
Net investment income (loss) to average net assets	(6.96)%	(8.67)%	(10.82)%(d)
*	Class A commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2331

Financial Highlights  (continued)
	Year Ended 9/30/23	Year Ended 9/30/22	5/10/21* to 9/30/21
Class C
Net asset value, beginning of period	$ 8.29	$ 9.61	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.13	$ 0.13	$ 0.05
Net realized and unrealized gain (loss) on investments	1.76	(1.37)	(0.44)
Net increase (decrease) from investment operations	$ 1.89	$ (1.24)	$ (0.39)
Distributions to shareowners:
Net investment income	$ (0.15)	$ (0.08)	$ —
Total distributions	$ (0.15)	$ (0.08)	$ —
Net increase (decrease) in net asset value	$ 1.74	$ (1.32)	$ (0.39)
Net asset value, end of period	$10.03	$ 8.29	$ 9.61
Total return (b)	22.85%	(13.01)%	(3.90)%(c)
Ratio of net expenses to average net assets	1.71%	1.70%	1.71%(d)
Ratio of net investment income (loss) to average net assets	1.35%	1.38%	1.22%(d)
Portfolio turnover rate	81%	68%	26%(c)
Net assets, end of period (in thousands)	$ 657	$ 517	$ 577
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	10.73%	12.61%	14.52%(d)
Net investment income (loss) to average net assets	(7.67)%	(9.53)%	(11.59)%(d)
*	Class C commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
32Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

	Year Ended 9/30/23	Year Ended 9/30/22	5/10/21* to 9/30/21
Class Y
Net asset value, beginning of period	$ 8.35	$ 9.65	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.23	$ 0.23	$ 0.09
Net realized and unrealized gain (loss) on investments	1.77	(1.38)	(0.44)
Net increase (decrease) from investment operations	$ 2.00	$ (1.15)	$ (0.35)
Distributions to shareowners:
Net investment income	$ (0.24)	$ (0.15)	$ —
Total distributions	$ (0.24)	$ (0.15)	$ —
Net increase (decrease) in net asset value	$ 1.76	$ (1.30)	$ (0.35)
Net asset value, end of period	$10.11	$ 8.35	$ 9.65
Total return (b)	24.15%	(12.18)%	(3.50)%(c)
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%(d)
Ratio of net investment income (loss) to average net assets	2.36%	2.43%	2.22%(d)
Portfolio turnover rate	81%	68%	26%(c)
Net assets, end of period (in thousands)	$ 865	$ 697	$ 782
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	9.73%	11.63%	13.51%(d)
Net investment income (loss) to average net assets	(6.67)%	(8.50)%	(10.59)%(d)
*	Class Y commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2333

Notes to Financial Statements  |  9/30/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Global Sustainable Value Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related
34Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2335

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
36Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2337

At September 30, 2023, the Fund reclassified $4 to increase distributable earnings and $4 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At September 30, 2023, the Fund was permitted to carry forward indefinitely $0 of short-term losses and $3,918 of long-term losses.
The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$45,137	$24,661
Total	$45,137	$24,661
The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 41,014
Capital loss carryforward	(3,918)
Other book/tax temporary differences	(1,981)
Net unrealized depreciation	(11,506)
Total	$ 23,609
The differences between book-basis and tax-basis net unrealized depreciation are attributable to the tax deferral of losses on wash sales and tax basis differences on partnership holdings.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $143 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are
38Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2339

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that the Adviser believes adhere to the Fund’s ESG criteria.
The Fund’s ESG criteria exclude securities of issuers in certain industries, and the Adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the Adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
The Fund may invest in small- and mid-size companies. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited
40Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Adviser thinks appropriate, and offer greater potential for gain and loss.
Normally, the Fund invests at least a minimum percentage of its net assets in issuers located outside of the United States. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2341

issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the year ended September 30, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund’s average daily net assets.
42Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.75% and 0.70% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended September 30, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $164 in management fees payable to the Adviser at September 30, 2023.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended September 30, 2023, the Fund paid $8,025 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At September 30, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $19 and a payable for administrative expenses of $61, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2343

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$270
Class C	44
Class Y	22
Total	$336
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $93 in distribution fees payable to the Distributor at September 30, 2023.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2023, CDSCs in the amount of $0 were paid to the Distributor.
44Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust XIV and the Shareowners of Pioneer Global Sustainable Value Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Global Sustainable Value Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)) including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights each of the two years in the period then ended and the period from May 10, 2021 (commencement of operations) through September 30, 2021 and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of  the Fund (one of the funds constituting Pioneer Series Trust XIV) at September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 10, 2021 (commencement of operations) through September 30, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2345

effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
November 28, 2023
46Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Additional Information (unaudited)
For the year ended September 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 48.08%.
For the fiscal year ended September 30, 2023, the Fund elected to pass through foreign tax credits of $6,916 and recognized foreign source income of $ 49,004.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2347

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Global Sustainable Value Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process.  Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023.  In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund.  In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale.  The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts.  The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
48Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

management agreement for another year.  In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below.  The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund.  The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process.  The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process.  The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund.  They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.  The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs.  The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2349

comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index.  They also discuss the Fund’s performance with Amundi US on a regular basis.  The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.  The peer group comparisons referred to below are organized in quintiles.  Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period.  The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category.  The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.  The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts.  The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services.  In evaluating the fees associated with Amundi US’s client accounts, the
50Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts.  The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.  The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund.  The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund.  They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses.  The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.  The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders.  The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund.  The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses.  The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2351

Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund.  The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates.  The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business.  To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds).  The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally.  The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US.  The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager.  The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
52Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23 53

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
54Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2355

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) DuringAt Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc.
(investor communications and securities
processing provider for financial services industry)
(2009 – present); Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New Jersey State
Civil Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
56Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) DuringAt Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2357

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) DuringAt Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2021. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer,
North Country Growers LLC (controlled environment
agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company)
(2022 – present); President and Chief Executive
		Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
58Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) DuringAt Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2359

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
60Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2021. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2021. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020; Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Pioneer Global Sustainable Value Fund | Annual Report | 9/30/2361

Fund Officers (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
62Pioneer Global Sustainable Value Fund | Annual Report | 9/30/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
 1-800-225-6292
FactFoneSM  for automated fund yields, prices,
account information and transactions
 1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site:  www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 32714-02-1123

Pioneer Intrinsic Value Fund
Annual Report  |  September 30, 2023

A: PISVX	C: PVCCX	Y: PISYX

visit us: www.amundi.com/us

Pioneer Intrinsic Value Fund | Annual Report | 9/30/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/233

Portfolio Management Discussion  |  9/30/23
In the following discussion, portfolio managers Sammi Truong and Timothy Stanish discuss the market environment and the performance of Pioneer Intrinsic Value Fund during the 12-month period ended September 30, 2023. Ms. Truong, a vice president and portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Stanish, a vice president, EVA (economic value added) analyst, and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the 12-month period ended September 30, 2023?
A	Pioneer Intrinsic Value Fund’s Class A shares returned 16.64% at net asset value during the 12-month period ended September 30, 2023, while the Fund’s benchmark, the Russell 1000 Value Index (the Russell Index), returned 14.44%. During the same 12-month period, the average return of the 1,221 mutual funds in Morningstar’s Large Value Funds category was 14.87%.
Q	How would you describe the investment backdrop for equities during the 12-month period ended September 30, 2023?
A	Although market sentiment began to deteriorate late in the period, US equities nonetheless produced a solid, double-digit gain for the full 12 months. Stocks had experienced a protracted downturn in the 10 months prior to the start of the reporting period, in response to the US Federal Reserve’s (Fed’s) aggressive interest-rate increases aimed at combating high inflation. By late 2023, however, inflation began to cool and investors looked ahead to the point at which the Fed could adopt a less-restrictive monetary policy. While the Fed in fact continued to raise interest rates throughout 2023, it slowed its pace of rate hikes in comparison to the prior year. In addition, the markets appeared to grow confident that the Fed would have largely completed its monetary policy tightening by 2024. Investors were further cheered by the fact that both economic growth and corporate profits held up well, compared to the depressed expectations seen in late 2022.
The investment backdrop became less favorable in September and October of 2023, causing the market to finish below its previous highs. Renewed strength in crude oil prices fueled fears that inflation would reaccelerate and the Fed would have to keep rates
4Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

elevated for longer than the markets had been anticipating. In addition, investors appeared to grow concerned that the US economy was finally beginning to slow. Despite the late sell-off, equities closed the 12-month period firmly in positive territory, thanks to their earlier advance.
While value stocks, as measured by the Fund’s benchmark, the Russell Index, performed well and returned 14.44% for the 12-month period, they did not keep pace with the broader market (as measured by the 21.19% return for the Russell 1000 Index). The value category has a lower representation of information technology stocks relative to the growth segment, which prevented value stocks from fully participating in that sector’s robust gain.
Q	What were the principal factors that contributed positively to the Fund’s benchmark-relative performance during the 12-month period ended September 30, 2023?
A	The Fund’s positioning within the information technology (IT) sector made a large, positive contribution to benchmark-relative results. Benchmark-relative performance benefited from a healthy portfolio overweight to the sector, as IT was the top performer in the Russell Index during the 12-month period. Stock selection results were a further plus, thanks to Fund positions in tech companies with recurring revenues and healthy balance sheets, such as Oracle, Cisco Systems, and International Business Machines (IBM). We believed those stocks offered an attractive valuation discount relative to the faster-growing technology companies, meaning that even a modest improvement in earnings growth could be sufficient to drive an expansion of their price-to-earnings ratios. That indeed proved to be the case, and the Fund’s relative performance benefited accordingly.
Although our investment strategy is bottom-up in nature, our approach can result in overweight or underweight portfolio positions in comparison to the Russell Index. During the past year, that aspect of the Fund’s positioning contributed to benchmark-relative results, thanks to the portfolio’s zero weighting in the real estate sector and an underweight allocation to the utilities sector. Both sectors have tended to have high degrees of interest-rate sensitivity, which was a significant
Pioneer Intrinsic Value Fund | Annual Report | 9/30/235

headwind to their performance over the past 12 months. The Fund also benefited from an overweight to the strong-performing energy sector, which outpaced the broader market by a wide margin. Within energy, a position in ExxonMobil was a key positive contributor to the Fund’s benchmark-relative results.
The industrials sector was another source of relative strength for the Fund during the period, led by a position in Federal Express. The company’s share price fell to its lowest level in more than two years in September 2022, after a weaker-than-expected earnings report. The Fund already had a position in the stock at the time, based in part on our belief that the company’s new management team was poised to turn the business around. We maintained the position following the downturn, and the stock subsequently staged a strong rebound as management’s plan played out in the form of improvements in both efficiencies and earnings. The Fund’s relative returns further benefited from its position in the plane-leasing company AerCap Holdings. We believed AerCap offered a way to capitalize on airlines’ need to expand their fleets at a time in which their debt loads were already elevated in the wake of disruptions from COVID-19. The thesis evolved as we had anticipated, boosting the stock’s valuation from its previously discounted level.
The communication services and consumer discretionary sectors were also areas of strength for the Fund versus the Russell Index during the 12-month period. A position in Comcast was a top performer for the Fund in communication services. We had added the position to the portfolio when the stock was under extreme pressure due to the prospect of rising competition. The share price subsequently rebounded as those concerns proved to be exaggerated. The Fund’s strong showing in the consumer discretionary sector was primarily the result of an investment in the homebuilder Lennar, shares of which rallied on expectations that a mismatch of supply and demand in the housing sector would fuel demand for new construction.
6Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Q	What were the principal factors that detracted from the Fund’s benchmark-relative performance during the 12-month period ended September 30, 2023?
A	The Fund’s positioning in the financials sector was a key detractor from benchmark-relative performance for the 12-month period, where returns lagged due to an overweight to an underperforming segment of the market, and from unfavorable stock selection. A position in Charles Schwab was the most notable underperformer for the Fund in the sector, and overall. The stock price fell sharply during the short-lived banking crisis in March 2023, as investors feared the company would face similar deposit outflows as the smaller regional banks. We continue to see value in Charles Schwab, however, given the company’s durable franchise and our view that a stabilization of deposit outflows could lead to improved earnings over time. The Fund’s holdings in regional banks, including M&T Bank and PNC Financial Group, also underperformed during the March 2023 banking sell-off, and lagged for the full 12-month period as a result.
The Fund remained overweight to financials versus the benchmark at the end of September 2023, but to a lesser extent than earlier in the period, due to the combination of interest-rate risk and credit risk that has continued to affect companies in the sector. We also moved the portfolio up the market-capitalization spectrum to emphasize owning stocks of larger financial firms, as we feel such companies have featured more diverse operations as well as the robust balance sheets needed to withstand further challenges.
Stock selection in the health care sector detracted from the Fund’s benchmark-relative results during the period. In the sector, a position in Pfizer lagged due to worries about the company’s loss of exclusivity on some of its key products, but we have retained the Fund’s position, based on our confidence that the company could fill the shortfall through its pipeline of new drugs. Positions in CVS Health and the managed care company Elevance Health (formerly known as Anthem) were additional detractors from the Fund’s relative performance within the health care sector.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/237

The Fund also lost some relative performance in the materials sector from a position in Sealed Air, a maker of packaging solutions that preserve food and protect goods during transit. The company experienced a larger decline in its business than we had expected following the waning effects of COVID-19. A position in Mosaic, a fertilizer producer, also lost ground as a normalization of supply chains led to a decline in fertilizer prices. We continue to like the stock on a long-term basis, as we think the valuation is cheaper than it should be.
Q	Did the Fund have any exposure to derivative securities during the 12-month period ended September 30, 2023?
A	No. The Fund had no derivatives exposure during the reporting period.
Q	How would you characterize the Fund’s overall positioning as of September 30, 2023?
A	We gradually shifted to a more defensive portfolio stance over the course of the 12-month period. The shift was not a top-down call on our part, but rather a function of the fact that a number of companies with defensive characteristics saw their share prices fall to what we felt were attractive valuations. The shift, therefore, was consistent with our approach of letting our valuation discipline inform the Fund’s positioning.
More broadly speaking, we think this is a compelling time to be a value investor. The spread between the performance of growth and value stocks has remained high on a trailing basis, thus providing the opportunity, in our opinion, to own shares of good companies with strong balance sheets at discounted prices. We believe such a strategy is a more effective approach than one that attempts to invest in the types of lower-quality stocks that appear more likely to become “value traps.”
8Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Please refer to the Schedule of Investments on pages 17  - 21  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund invests in REIT (real estate investment trust) securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund may invest in IPOs (Initial Public Offerings), which may involve additional risks.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/239

Portfolio Summary  |  9/30/23
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)
1.	Wells Fargo & Co.	4.22%
2.	Bank of America Corp.	3.99
3.	FedEx Corp.	3.85
4.	Shell Plc (A.D.R.)	3.82
5.	Comcast Corp., Class A	3.66
6.	Cisco Systems, Inc.	3.59
7.	Pfizer, Inc.	3.54
8.	Exxon Mobil Corp.	3.44
9.	AbbVie, Inc.	3.40
10.	AerCap Holdings NV	3.19
10Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Prices and Distributions  |  9/30/23
Net Asset Value per Share
Class	9/30/23	9/30/22
A	$10.05	$8.77
C	$10.07	$8.78
Y	$10.06	$8.78

Distributions per Share: 10/1/22 - 9/30/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.1757	$—	$—
C	$0.0969	$—	$—
Y	$0.2005	$—	$—
Index Definition
The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12 - 14.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2311

Performance Update | 9/30/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Intrinsic Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.*
Average Annual Total Returns (As of September 30, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Russell 1000 Value Index
Life of Class (5/10/21)	1.49%	-0.98%	-0.40%
1 Year	16.64	9.87	14.44
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
18.21%	0.85%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through February 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
* Performance of Class A shares shown in the graph above is from the inception of Class A shares on 5/10/21 through 9/30/23. Index information shown in the graph above is from 5/31/21 through 9/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Performance Update | 9/30/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Intrinsic Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.*
Average Annual Total Returns (As of September 30, 2023)
Period	If Held	If Redeemed	Russell 1000 Value Index
Life of Class (5/10/21)	0.70%	0.70%	-0.40%
1 Year	15.81	14.81	14.44
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
18.96%	1.60%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the other time periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through February 1, 2024 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
* Performance of Class C shares shown in the graph above is from the inception of Class C shares on 5/10/21 through 9/30/23. Index information shown in the graph above is from 5/31/21 through 9/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2313

Performance Update | 9/30/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Intrinsic Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.*
Average Annual Total Returns (As of September 30, 2023)
Period	Net Asset Value (NAV)	Russell 1000 Value Index
Life of Class (5/10/21)	1.72%	-0.40%
1 Year	16.91	14.44
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
17.95%	0.55%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through February 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class Y shares shown in the table and graph above is from the inception of Class Y shares on 5/10/21 through 9/30/23. Index information shown in the graph above is from 5/31/21 through 9/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Intrinsic Value Fund
Based on actual returns from April 1, 2023 through September 30, 2023.
Share Class	A	C	Y
Beginning Account Value on 4/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 9/30/23	$1,028.70	$1,025.50	$1,029.70
Expenses Paid During Period*	$4.32	$8.02	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 1.58%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reﬂect the partial year period).
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2315

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Intrinsic Value Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2023 through September 30, 2023.
Share Class	A	C	Y
Beginning Account Value on 4/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 9/30/23	$1,020.81	$1,017.15	$1,022.31
Expenses Paid During Period*	$4.31	$7.99	$2.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 1.58%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reﬂect the partial year period).
16Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Schedule of Investments  |  9/30/23
Shares		Value
	UNAFFILIATED ISSUERS — 102.9%
	Common Stocks — 99.6% of Net Assets
	Air Freight & Logistics — 3.8%
225	FedEx Corp.	$ 59,607
	Total Air Freight & Logistics	$59,607

	Automobile Components — 1.2%
145	Lear Corp.	$ 19,459
	Total Automobile Components	$19,459

	Banks — 12.2%
2,260	Bank of America Corp.	$ 61,879
483	Citizens Financial Group, Inc.	12,944
193	JPMorgan Chase & Co.	27,989
758	Truist Financial Corp.	21,686
1,601	Wells Fargo & Co.	65,417
	Total Banks	$189,915

	Biotechnology — 3.4%
354	AbbVie, Inc.	$ 52,767
	Total Biotechnology	$52,767

	Broadline Retail — 1.8%
634	eBay, Inc.	$ 27,953
	Total Broadline Retail	$27,953

	Capital Markets — 4.3%
608	Charles Schwab Corp.	$ 33,379
496	State Street Corp.	33,212
	Total Capital Markets	$66,591

	Chemicals — 3.1%
666	Dow, Inc.	$ 34,339
383	Mosaic Co.	13,635
	Total Chemicals	$47,974

	Communications Equipment — 3.6%
1,034	Cisco Systems, Inc.	$ 55,588
	Total Communications Equipment	$55,588

	Consumer Finance — 1.4%
256	Discover Financial Services	$ 22,177
	Total Consumer Finance	$22,177

	Consumer Staples Distribution & Retail — 1.4%
200	Target Corp.	$ 22,114
	Total Consumer Staples Distribution & Retail	$22,114

The accompanying notes are an integral part of these financial statements.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2317

Schedule of Investments  |  9/30/23 (continued)
Shares		Value
	Containers & Packaging — 0.9%
419	Sealed Air Corp.	$ 13,768
	Total Containers & Packaging	$13,768

	Electric Utilities — 2.6%
528	American Electric Power Co., Inc.	$ 39,716
	Total Electric Utilities	$39,716

	Energy Equipment & Services — 1.2%
469	Halliburton Co.	$ 18,994
	Total Energy Equipment & Services	$18,994

	Food Products — 1.6%
619	Campbell Soup Co.	$ 25,429
	Total Food Products	$25,429

	Health Care Providers & Services — 6.3%
322	Cardinal Health, Inc.	$ 27,956
95	Elevance Health, Inc.	41,365
118	HCA Healthcare, Inc.	29,026
	Total Health Care Providers & Services	$98,347

	Household Durables — 0.9%
120	Lennar Corp., Class A	$ 13,468
	Total Household Durables	$13,468

	Insurance — 5.0%
101	Aflac, Inc.	$ 7,752
501	American International Group, Inc.	30,360
188	Chubb, Ltd.	39,138
	Total Insurance	$77,250

	IT Services — 3.2%
350	International Business Machines Corp.	$ 49,105
	Total IT Services	$49,105

	Machinery — 3.1%
103	Deere & Co.	$ 38,870
114	Stanley Black & Decker, Inc.	9,528
	Total Machinery	$48,398

	Media — 4.5%
1,278	Comcast Corp., Class A	$ 56,667
427	Fox Corp., Class A	13,322
	Total Media	$69,989

The accompanying notes are an integral part of these financial statements.
18Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Shares		Value
	Metals & Mining — 2.5%
549	Freeport-McMoRan, Inc.	$ 20,472
69	Reliance Steel & Aluminum Co.	18,094
	Total Metals & Mining	$38,566

	Oil, Gas & Consumable Fuels — 13.7%
791	BP Plc (A.D.R.)	$ 30,627
979	EQT Corp.	39,728
453	Exxon Mobil Corp.	53,264
934	Range Resources Corp.	30,271
920	Shell Plc (A.D.R.)	59,230
	Total Oil, Gas & Consumable Fuels	$213,120

	Pharmaceuticals — 4.2%
630	Organon & Co.	$ 10,937
1,656	Pfizer, Inc.	54,929
	Total Pharmaceuticals	$65,866

	Semiconductors & Semiconductor Equipment — 3.1%
676	Intel Corp.	$ 24,032
367	Micron Technology, Inc.	24,967
	Total Semiconductors & Semiconductor Equipment	$48,999

	Software — 1.3%
184	Oracle Corp.	$ 19,489
	Total Software	$19,489

	Specialty Retail — 2.0%
12(a)	AutoZone, Inc.	$ 30,480
	Total Specialty Retail	$30,480

	Technology Hardware, Storage & Peripherals — 2.4%
2,194	Hewlett Packard Enterprise Co.	$ 38,110
	Total Technology Hardware, Storage & Peripherals	$38,110

	Trading Companies & Distributors — 4.9%
789(a)	AerCap Holdings NV	$ 49,447
164	Ferguson Plc	26,973
	Total Trading Companies & Distributors	$76,420

	Total Common Stocks (Cost $1,550,568)	$1,549,659

The accompanying notes are an integral part of these financial statements.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2319

Schedule of Investments  |  9/30/23 (continued)
Shares		Value

	SHORT TERM INVESTMENTS — 3.3% of Net Assets
	Open-End Fund — 3.3%
50,694(b)	Dreyfus Government Cash Management, Institutional Shares, 5.22%	$ 50,694
		$ 50,694

	TOTAL SHORT TERM INVESTMENTS (Cost $50,694)	$50,694

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 102.9% (Cost $1,601,262)	$ 1,600,353
	OTHER ASSETS AND LIABILITIES — (2.9)%	$ (44,934)
	net assets — 100.0%	$1,555,419

(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at September 30, 2023.
Purchases and sales of securities (excluding short-term investments) for the year ended September 30, 2023, aggregated $525,648 and $317,749, respectively.
At September 30, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,601,309 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 145,731
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(146,687)
Net unrealized depreciation	$ (956)
The accompanying notes are an integral part of these financial statements.
20Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of September 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,549,659	$—	$—	$1,549,659
Open-End Fund	50,694	—	—	50,694
Total Investments in Securities	$ 1,600,353	$ —	$ —	$ 1,600,353
During the year ended September 30, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2321

Statement of Assets and Liabilities  |  9/30/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,601,262)	$1,600,353
Receivables —
Dividends	1,424
Due from the Adviser	2,548
Other assets	16,933
Total assets	$1,621,258
LIABILITIES:
Payables —
Trustees' fees	$ 22
Professional fees	57,477
Printing expense	7,899
Management fees	77
Administrative expenses	41
Distribution fees	68
Accrued expenses	255
Total liabilities	$ 65,839
NET ASSETS:
Paid-in capital	$1,544,940
Distributable earnings	10,479
Net assets	$1,555,419
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $668,428/66,541 shares)	$ 10.05
Class C (based on $447,469/44,451 shares)	$ 10.07
Class Y (based on $439,522/43,671 shares)	$ 10.06
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.05 net asset value per share/100%-5.75% maximum sales charge)	$ 10.66
The accompanying notes are an integral part of these financial statements.
22Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Statement of Operations FOR THE YEAR ENDED 9/30/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$41,258
Total Investment Income		$ 41,258
EXPENSES:
Management fees	$ 6,643
Administrative expenses	9,774
Transfer agent fees
Class A	126
Class C	49
Class Y	67
Distribution fees
Class A	1,439
Class C	4,444
Shareowner communications expense	402
Registration fees	52,644
Professional fees	94,182
Printing expense	29,338
Officers' and Trustees' fees	8,029
Insurance expense	16
Miscellaneous	2,745
Total expenses		$ 209,898
Less fees waived and expenses reimbursed by the Adviser		(195,483)
Net expenses		$ 14,415
Net investment income		$ 26,843
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 21,543
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ 152,088
Net realized and unrealized gain (loss) on investments		$ 173,631
Net increase in net assets resulting from operations		$ 200,474
The accompanying notes are an integral part of these financial statements.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2323

Statements of Changes in Net Assets
	Year Ended 9/30/23	Year Ended 9/30/22
FROM OPERATIONS:
Net investment income (loss)	$ 26,843	$ 19,033
Net realized gain (loss) on investments	21,543	(29,058)
Change in net unrealized appreciation (depreciation) on investments	152,088	(113,335)
Net increase (decrease) in net assets resulting from operations	$ 200,474	$ (123,360)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.18 and $0.14 per share, respectively)	$ (8,635)	$ (4,083)
Class C ($0.10 and $— per share, respectively)	(4,242)	—
Class Y ($0.20 and $0.16 per share, respectively)	(9,396)	(6,486)
Total distributions to shareowners	$ (22,273)	$ (10,569)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 283,379	$ 260,460
Reinvestment of distributions	22,273	10,569
Cost of shares repurchased	(105,490)	(23,514)
Net increase in net assets resulting from Fund share transactions	$ 200,162	$ 247,515
Net increase in net assets	$ 378,363	$ 113,586
NET ASSETS:
Beginning of year	$1,177,056	$1,063,470
End of year	$1,555,419	$ 1,177,056
The accompanying notes are an integral part of these financial statements.
24Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

	Year Ended 9/30/23 Shares	Year Ended 9/30/23 Amount	Year Ended 9/30/22 Shares	Year Ended 9/30/22 Amount
Class A
Shares sold	28,310	$280,979	13,668	$141,161
Reinvestment of distributions	876	8,635	391	4,083
Less shares repurchased	(6,100)	(62,357)	(711)	(4,362)
Net increase	23,086	$227,257	13,348	$140,882
Class C
Shares sold	242	$ 2,400	5,619	$ 57,027
Reinvestment of distributions	427	4,242	—	—
Less shares repurchased	—	—	—	(3,071)
Net increase	669	$ 6,642	5,619	$ 53,956
Class Y
Shares sold	—	$ —	6,267	$ 62,272
Reinvestment of distributions	953	9,396	622	6,486
Less shares repurchased	(4,146)	(43,133)	(1,682)	(16,081)
Net increase (decrease)	(3,193)	$ (33,737)	5,207	$ 52,677
The accompanying notes are an integral part of these financial statements.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2325

Financial Highlights
	Year Ended 9/30/23	Year Ended 9/30/22	5/10/21* to 9/30/21
Class A
Net asset value, beginning of period	$ 8.77	$ 9.68	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.20	$ 0.17	$ 0.06
Net realized and unrealized gain (loss) on investments	1.26	(0.94)	(0.38)
Net increase (decrease) from investment operations	$ 1.46	$ (0.77)	$ (0.32)
Distributions to shareowners:
Net investment income	$ (0.18)	$ (0.14)	$ —
Total distributions	$ (0.18)	$ (0.14)	$ —
Net increase (decrease) in net asset value	$ 1.28	$ (0.91)	$ (0.32)
Net asset value, end of period	$ 10.05	$ 8.77	$ 9.68
Total return (b)	16.64%	(8.23)%	(3.20)%(c)
Ratio of net expenses to average net assets	0.85%	0.84%	0.80%(d)
Ratio of net investment income (loss) to average net assets	1.96%	1.68%	1.45%(d)
Portfolio turnover rate	22%	28%	1%(c)
Net assets, end of period (in thousands)	$ 668	$ 381	$ 291
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	14.09%	18.21%	23.11%(d)
Net investment income (loss) to average net assets	(11.28)%	(15.69)%	(20.86)%(d)
*	Class A commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
26Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

	Year Ended 9/30/23	Year Ended 9/30/22	5/10/21* to 9/30/21
Class C
Net asset value, beginning of period	$ 8.78	$ 9.65	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.12	$ 0.09	$ 0.03
Net realized and unrealized gain (loss) on investments	1.27	(0.96)	(0.38)
Net increase (decrease) from investment operations	$ 1.39	$ (0.87)	$ (0.35)
Distributions to shareowners:
Net investment income	$ (0.10)	$ —	$ —
Total distributions	$ (0.10)	$ —	$ —
Net increase (decrease) in net asset value	$ 1.29	$ (0.87)	$ (0.35)
Net asset value, end of period	$ 10.07	$ 8.78	$ 9.65
Total return (b)	15.81%	(9.02)%	(3.50)%(c)
Ratio of net expenses to average net assets	1.58%	1.58%	1.60%(d)
Ratio of net investment income (loss) to average net assets	1.21%	0.90%	0.65%(d)
Portfolio turnover rate	22%	28%	1%(c)
Net assets, end of period (in thousands)	$ 447	$ 384	$ 368
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	14.81%	18.96%	23.98%(d)
Net investment income (loss) to average net assets	(12.02)%	(16.48)%	(21.73)%(d)
*	Class C commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2327

Financial Highlights  (continued)
	Year Ended 9/30/23	Year Ended 9/30/22	5/10/21* to 9/30/21
Class Y
Net asset value, beginning of period	$ 8.78	$ 9.69	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.20	$ 0.07
Net realized and unrealized gain (loss) on investments	1.26	(0.95)	(0.38)
Net increase (decrease) from investment operations	$ 1.48	$ (0.75)	$ (0.31)
Distributions to shareowners:
Net investment income	$ (0.20)	$ (0.16)	$ —
Total distributions	$ (0.20)	$ (0.16)	$ —
Net increase (decrease) in net asset value	$ 1.28	$ (0.91)	$ (0.31)
Net asset value, end of period	$ 10.06	$ 8.78	$ 9.69
Total return (b)	16.91%	(8.04)%	(3.10)%(c)
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%(d)
Ratio of net investment income (loss) to average net assets	2.24%	1.95%	1.70%(d)
Portfolio turnover rate	22%	28%	1%(c)
Net assets, end of period (in thousands)	$ 440	$ 412	$ 404
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	13.81%	17.95%	22.87%(d)
Net investment income (loss) to average net assets	(11.02)%	(15.45)%	(20.62)%(d)
*	Class Y commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
28Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Notes to Financial Statements  |  9/30/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Intrinsic Value Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2329

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
30Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2331

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At September 30, 2023, the Fund was permitted to carry forward indefinitely $7,468 of short-term losses and $0 of long-term losses.
32Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$22,273	$10,569
Total	$22,273	$ 10,569
The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$18,903
Capital loss carryforward	(7,468)
Net unrealized depreciation	(956)
Total	$ 10,479
The differences between book-basis and tax-basis net unrealized depreciation are attributable to the tax deferral of losses on wash sales.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $76 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2333

G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and
34Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund may invest in equity securities of large companies. Large companies may fall out of favor with investors and underperform the overall equity market.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2335

owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.45% of the Fund’s average daily net assets up to $1 billion and 0.40% of the Fund’s average daily net assets over $1 billion. For the year ended September 30, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.45% of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all Fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.85%, 1.60% and 0.55% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended September 30, 2023 are reflected on the Statement of Operations.
36Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $77 in management fees payable to the Adviser at September 30, 2023.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended September 30, 2023, the Fund paid $8,029 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At September 30, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $22 and a payable for administrative expenses of $41, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$227
Class C	88
Class Y	87
Total	$402
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2337

shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $68 in distribution fees payable to the Distributor at September 30, 2023.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2023, CDSCs in the amount of $0 were paid to the Distributor.
38Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust XIV and the Shareholders of Pioneer Intrinsic Value Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Intrinsic Value Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)), including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights each of the two years in the period then ended and the period from May 10, 2021 (commencement of operations) through September 30, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of  the Fund (one of the funds constituting Pioneer Series Trust XIV) at September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 10, 2021 (commencement of operations) through September 30, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2339

effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
November 28, 2023
40Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Additional Information (unaudited)
For the year ended  September 30, 2023 , certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2341

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Intrinsic Value Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund.  In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
42Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund.  The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2343

comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period.  The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing
44Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale,
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2345

although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
46Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
Pioneer Intrinsic Value Fund | Annual Report | 9/30/23 47

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
48Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2349

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc.
(investor communications and securities
processing provider for financial services industry)
(2009 – present); Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New Jersey State
Civil Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
50Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2351

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2021. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
52Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2353

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
54Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2021. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2021. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Pioneer Intrinsic Value Fund | Annual Report | 9/30/2355

Fund Officers (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
56Pioneer Intrinsic Value Fund | Annual Report | 9/30/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
 1-800-225-6292
FactFoneSM  for automated fund yields, prices,
account information and transactions
 1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site:  www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 32713-02-1123

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $226,596 payable to Ernst & Young LLP for the year ended September 30, 2023 and $217,881 for the year ended September 30, 2022.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Trust were $19,205 payable to Ernst & Young LLP for the year ended September 30, 2023 and $7,080 for the year ended September 30, 2022.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $55,744 and $53,600 during the fiscal years ended September 30, 2023 and 2022, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2023 or 2022.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance • SEC consultation, registration statements, and reporting

• Tax accrual related matters

• Implementation of new accounting standards

• Compliance letters (e.g. rating agency letters)

• Regulatory reviews and assistance regarding financial matters

• Semi-annual reviews (if requested)

• Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments
• Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended September 30, 2023 and 2022, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $55,744 and $53,600 during the fiscal years ended September 30, 2023 and 2022, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XIV

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 7, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date December 7, 2023

* Print the name and title of each signing officer under his or her signature.